UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934
(Amendment No. 1)

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☒ Preliminary Proxy Statement	☐ Confidential, for use of the Commission only
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☐ Definitive Proxy Statement

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VERTEX ENERGY, INC.

(Name of Registrant as Specified in Charter)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Vertex Energy, Inc.
1331 Gemini, Suite 250
Houston, Texas 77058

[____________], 2021

Dear Fellow Stockholder,

I am pleased to invite you to attend a Special Meeting of Stockholders of Vertex Energy, Inc. (“Vertex”, “we”, “us” or the “Company”). The meeting will be held on [__________], [_________], 2022, at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, subject to any postponement(s) or adjournment(s) thereof (the “Special Meeting”).

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in the enclosed Notice of Special Meeting of Stockholders and proxy statement.

At the Special Meeting, you will be asked to approve the issuance of shares of our common stock in accordance with Nasdaq Listing Rules 5635(a) and (d) upon the conversion of our $155 million aggregate principal amount at maturity 6.25% Convertible Senior Notes due 2027, and accrued interest thereon (the “Convertible Senior Notes”), and to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the approval of the proposal described above.

Our Board of Directors unanimously recommends that you vote “FOR” each of the foregoing proposals.

Your vote is very important.  The approval of the issuance of shares of common stock upon conversion of the Convertible Senior Notes in accordance with Nasdaq Listing Rules 5635(a) and (d) and the adjournment of the Special Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the issuance of shares of common stock upon conversion of the Convertible Senior Notes in accordance with Nasdaq Listing Rules 5635(a) and (d), each require approval by the affirmative vote of the holders of a majority of the voting shares of Vertex present in person or by proxy and entitled to vote on the matter at the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote your shares by, telephone, fax, over the Internet or by signing and returning the enclosed proxy card as soon as possible to make sure that your shares are represented at the Special Meeting.

The accompanying proxy statement provides you with information about the Convertible Senior Notes, the Special Meeting and the other business to be considered by Vertex’s stockholders. We encourage you to read the entire proxy statement and the Indenture, dated November 1, 2021, by and between Vertex Energy, Inc. and U.S. Bank National Association, as Trustee, and the form of 6.25% Convertible Senior Notes due 2027 attached thereto, describing the terms of the Convertible Senior Notes and rights of the holders thereof, carefully. A copy of the Indenture is attached as Annex A to the accompanying proxy statement. You may also obtain more information about Vertex from documents we have filed with the U.S. Securities and Exchange Commission.

On behalf of the Board of Directors of Vertex, we would like to thank you for being a stockholder and express our appreciation for your ongoing support and continued interest in Vertex.

Very truly yours,

Benjamin P. Cowart
Chief Executive Officer and Chairman

i

Vertex Energy, Inc.
1331 Gemini, Suite 250
Houston, Texas 77058

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [______], 2022

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Vertex Energy, Inc. (“Vertex”, “we”, “us” or the “Company”) will be held on [__________], [_________], 2022 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, subject to any postponement(s) or adjournment(s) thereof. A proxy card and a proxy statement for the Special Meeting are enclosed.

The purpose of the Special Meeting is to consider and act upon the following proposals:

1.       To approve the issuance of shares of our common stock issuable upon the conversion of our $155 million aggregate principal amount at maturity 6.25% Convertible Senior Notes due 2027, and accrued interest thereon (the “Convertible Senior Notes”), in accordance with Nasdaq Listing Rules 5635(a) and (d) (the “Convertible Note Share Issuance Proposal”); and

2.       To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal above (the “Adjournment Proposal”).

Conversion of the Convertible Senior Notes and our election to settle in shares of common stock could result in the issuance of 20% or more of our common stock outstanding as of October 27, 2021, the date that the signature pages of the purchase agreements relating to the Convertible Notes were exchanged. Because Nasdaq Stock Market listing standards (Listing Rules 5635(a) and (d)) state that, in certain circumstances, an issuer is required to obtain stockholder approval before the issuance or potential issuance of a number of shares of common stock equal to 20% or more of its common stock outstanding before the issuance, the indenture governing the Convertible Senior Notes currently prohibits the issuance of common stock upon conversion of the Convertible Senior Notes until or unless the Company has received stockholder approval for the issuance of more than 19.99% of the common stock outstanding as of October 27, 2021, or 12,650,514 shares of common stock, which we refer to as the “Conversion Share Cap”. Stockholder approval of the Convertible Note Share Issuance Proposal at the Special Meeting would eliminate the Conversion Share Cap.

The Board of Directors of Vertex unanimously determined that the issuance of shares of our common stock upon conversion of the Convertible Senior Notes is in the best interests of Vertex and its stockholders and recommends that you vote “FOR” such approval and “FOR” an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve such proposal.

Only holders of record of shares of Vertex’s common stock at the close of business on [____________], 2021, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, (a) [___________] shares of our common stock were outstanding; and (b) [_______] shares of our Series A Convertible Preferred Stock were outstanding, which each vote one voting share, and as such, a total of [___________] voting shares are eligible to be voted at the Special Meeting. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding. Everyone attending the Special Meeting will be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in the accompanying proxy statement.

Your vote is very important. All stockholders of Vertex are cordially invited to attend the Special Meeting in person. However, even if you plan to attend the Special Meeting in person, we request that you complete, date, sign and return the enclosed proxy card in the postage-paid envelope or vote your shares by telephone, fax or through the Internet as instructed in these materials as promptly as possible prior to the Special Meeting to ensure that your shares of Vertex’s common stock will be represented at the Special Meeting if you are unable to attend. If you sign, date and mail your proxy card without indicating how you wish to vote, all of your shares will be voted “FOR” Proposal Nos. 1 and 2. If you fail to return your proxy card as instructed on the enclosed proxy card or fail to submit your proxy by telephone, fax or through the Internet and do not vote in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and will have no effect with respect to the vote on Proposals Nos. 1 and 2, except to the extent that we fail to either reach the required quorum to hold the Special Meeting, or that your failure to vote your shares results in us not receiving the required approval of shares represented in person or by proxy at the Special Meeting to approve the proposals. If you do attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

The accompanying proxy statement provides you with detailed information about the proposals to be considered by you at the Special Meeting. We encourage you to read the accompanying proxy statement and Annex A thereto (which is incorporated by reference therein) carefully and in its entirety. If you have any questions concerning the proposals, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or additional proxy cards, please contact:

Chris Carlson, Corporate Secretary

1331 Gemini Street, Suite 250

Houston, Texas 77058

Telephone: (866) 660-8156

Email: chrisc@vertexenergy.com

By Order of the Board of Directors,

Benjamin P. Cowart

Chairman

Houston, Texas

[____________], 2021

IMPORTANT: If you hold shares of common stock or Series A Convertible Preferred Stock of Vertex through an account with a broker, dealer, bank or other nominee please follow the instructions you receive from them to vote your shares.

Vertex Energy, Inc.
1331 Gemini, Suite 250
Houston, Texas 77058

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [______], 2022

This proxy statement and related proxy solicitation materials are being first mailed, sent or given on or about [____________], 2021, to stockholders of Vertex Energy, Inc. (“Vertex”, “we”, “us” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of Vertex (the “Board of Directors” or the “Board”) for a special meeting of Vertex’s stockholders and any adjournment or postponement thereof (the “Special Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting. The Special Meeting will be held on [__________], [_________], 2022 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, subject to any postponement(s) or adjournment(s) thereof. The Board of Directors encourages you to read this proxy statement and Annex A thereto (which is incorporated by reference herein) carefully and, in their entirety, and to take the opportunity to submit a proxy to vote your shares on the matters to be decided at the Special Meeting.

Only holders of record of shares of Vertex’s common stock and Series A Convertible Preferred Stock at the close of business on [____________], 2021, are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments thereof. At the close of business on the record date, (a) [___________] shares of our common stock were outstanding; and (b) [________] shares of our Series A Convertible Preferred Stock were outstanding, which each vote one voting share, and as such, a total of [___________] voting shares are eligible to be voted at the Special Meeting. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding. Everyone attending the Special Meeting will be required to present valid picture identification, such as a driver’s license or passport, as more fully described elsewhere in this proxy statement.

If you have any questions concerning the Special Meeting or this proxy statement, or would like additional copies of the proxy statement or additional proxy cards, please contact:

Chris Carlson, Corporate Secretary

1331 Gemini Street, Suite 250

Houston, Texas 77058

Telephone: (866) 660-8156

Email: chrisc@vertexenergy.com

The date of this proxy statement is [____________], 2021.

ABOUT THIS PROXY STATEMENT

This proxy statement constitutes a proxy statement under Section 14(a) of the Securities Exchange Act of 1934, as amended.

You should rely only on the information contained in this proxy statement. No one has been authorized to provide you with information that is different from the information contained in, or incorporated by reference into, this proxy statement. This proxy statement is dated [ ], 2021. You should not assume that the information contained in, or incorporated by reference into, this proxy statement is accurate as of any date other than that date (or, in the case of incorporated documents, their respective dates). Our mailing of this proxy statement to the Vertex stockholders will not create any implication to the contrary.

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THE SPECIAL MEETING	1

Time, Date and Place	1
Matters to be Considered at the Special Meeting	1
Record Date and Shares Entitled to Vote	1
Attendance at the Special Meeting	1
Conduct at the Special Meeting	2
Voting Requirements for Each of the Proposals	2
Inspector of Voting	2
Stockholders Entitled to Vote at the Meeting	2
Voting Instructions	2
Confidential Voting	2
Voting Results	3
Solicitation of Proxies	3
Company Mailing Address	3

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	3

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS	9

PROPOSAL NO. 1: APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF OUR 6.25% CONVERTIBLE SENIOR NOTES DUE 2027 IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND (D)	10

General	10
Potential Increases in common stock Issuable Upon Conversion of the Convertible Senior Notes	14
Potential Adverse Effects — Dilution and Impact on Existing Stockholders	16
Risks Related to the Convertible Senior Notes	17
Required Vote; Recommendation of the Board of Directors	22

PROPOSAL NO. 2: THE ADJOURNMENT PROPOSAL	22

General	22
Required Vote; Recommendation of the Board of Directors	23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23

Security Ownership of Management and Certain Beneficial Owners and Management	23
Change of Control	25

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING	26

OTHER MATTERS	26

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON	27

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	27

WHERE YOU CAN FIND MORE INFORMATION	27

Annex A -	Indenture, dated as of November 1, 2021, by and between Vertex Energy, Inc. and U.S. Bank National Association, as Trustee and form of 6.25% Convertible Senior Notes due 2027 attached thereto

THE SPECIAL MEETING

Time, Date and Place

The Special Meeting will be held on [__________], [_________], 2022 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, subject to any postponement(s) or adjournment(s) thereof.

Matters to be Considered at the Special Meeting

At the Special Meeting, holders of Vertex’s common stock and Series A Convertible Preferred Stock as of the Record Date (defined below) will consider and vote upon:

•	the Convertible Note Share Issuance Proposal; and

•	the Adjournment Proposal.

Record Date and Shares Entitled to Vote

Holders of Vertex’s common stock and Series A Convertible Preferred Stock as of the close of business on [____________], 2021, the record date for the Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting and any postponements or adjournments of the Special Meeting.

At the close of business on the Record Date, there were (a) [__________] shares of our common stock; and (b) [________] shares of our Series A Convertible Preferred Stock, were outstanding. The common stock shares and Series A Convertible Preferred Stock shares each vote one vote on all stockholder matters to come before the Meeting. As such, a total of [__________] voting shares are eligible to be voted at the Special Meeting. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding.

Attendance at the Special Meeting

Attendance at the Special Meeting is limited to holders of record of our common stock and Series A Convertible Preferred Stock, at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock or preferred stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Special Meeting. A written agenda and rules of procedure for the Special Meeting will be distributed to those persons in attendance at the Special Meeting.

As described above, we intend to hold our Special Meeting in person. However, we are monitoring the situation regarding COVID-19, taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the Special Meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the Securities and Exchange Commission (the “SEC” or the “Commission”) and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the Special Meeting.

Conduct at the Special Meeting

The Chairman of the Special Meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Approval of the issuance of shares of our common stock issuable upon the conversion of our $155 million aggregate principal amount at maturity of our 6.25% Convertible Senior Notes due 2027, and accrued interest thereon in accordance with Nasdaq Listing Rules 5635(a) and (d) (the “Convertible Note Share Issuance Proposal”).	Majority of the votes cast on the proposal	No
2	Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Convertible Note Share Issuance Proposal (the “Adjournment Proposal”).	Majority of the votes cast on the proposal	Yes

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Special Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Special Meeting will be available to view during the Special Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Company Mailing Address

The mailing address of our principal executive offices is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

* * * * *

For additional information regarding the Special Meeting, see the section entitled “Questions and Answers about the Special Meeting”, below.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following are some questions that you, as a stockholder of Vertex, may have regarding the Special Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this proxy statement, including Annex A hereto (which is incorporated by reference herein) and other documents referred to in this proxy statement, because the information in this section may not provide all of the information that might be important to you with respect to the Special Meeting or the proposals relating thereto.

Q.       What are the Convertible Senior Notes?

A.       On November 1, 2021, we issued $155.0 million aggregate principal amount at maturity of our 6.25% Convertible Senior Notes due 2027 pursuant to an Indenture (the “Indenture”), dated November 1, 2021, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), in a private offering (the “Note Offering”) to persons reasonably believed to be “qualified institutional buyers” and/or to “accredited investors” in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Private Placement Purchase Agreements (the “Purchase Agreements”).

The net proceeds from the offering, after deducting placement agent fees and estimated offering costs and expenses payable by the Company, were approximately $133.9 million. The Company intends to use approximately (1) $33.7 million of the net proceeds from the offering to fund a portion of the funds payable in connection with the Sale and Purchase Agreement, dated May 26, 2021, between Vertex Operating and Equilon Enterprises LLC d/b/a Shell Oil Products US and/or Shell Chemical LP and/or Shell Oil Company (“Seller”), pursuant to which the Company plans to purchase the Seller’s Mobile, Alabama refinery, certain real property associated therewith, and related assets, including all inventory at the refinery as of closing and certain equipment, rolling stock, and other personal property associated with the Mobile refinery (collectively, the “Mobile Refinery” and the acquisition thereof, the “Mobile Acquisition”), and (2) $13.0 million of the net proceeds from the offering for engineering services and for the initial payments of purchase orders for long lead-time equipment associated with a capital project designed to modify the Mobile Refinery’s hydrocracking unit to produce renewable diesel in advance of the purchase, and has already used (3) $10.9 million of the net proceeds from the offering to repay amounts owed by the Company under its credit facilities with Encina Business Credit, LLC and certain of its affiliates, and (4) $0.4 million of the net proceeds to repay certain secured equipment leases with certain affiliates of Wells Fargo Bank, National Association. The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes, which may include debt retirement and organic and inorganic growth initiatives, provided that the Company has no current specific plans for such uses.

Q.       Why is Vertex requesting stockholder approval for the Convertible Note Share Issuance Proposal?

A.       Pursuant to the Indenture, until such time as the Company’s stockholders have approved the issuance of more than 19.99% of our common stock issuable upon conversion of the Convertible Senior Notes (i.e., 12,650,514 shares, as of the date of the sale of the Convertible Senior Notes and the entry into the Indenture) in accordance with the rules of The Nasdaq Capital Market, the Company is required to elect “cash settlement” for all conversions of the Convertible Senior Notes. As the Convertible Senior Notes provide for settlement in shares of common stock under certain circumstances (discussed in greater detail below under Proposal 1), the Company is seeking stockholder approval in accordance with Nasdaq Listing Rules 5635(a) and (d), to allow for the conversion of the Convertible Senior Notes into common stock of the Company pursuant to the terms of the Indenture and to remove the Conversion Share Cap.

Q.       Why am I receiving these materials?

A.       As discussed above, we are seeking approval for the Convertible Note Share Issuance Proposal. Vertex is sending these materials to you to help you decide how to vote your shares of Vertex’s common stock and Series A Convertible Preferred Stock with respect to the Convertible Note Share Issuance Proposal and the other matters to be considered at the Special Meeting. This proxy statement contains important information about the Convertible Note Share Issuance Proposal, the Special Meeting and the Adjournment Proposal, and you should read it carefully.

Q.       What stockholder approval is required to approve the Convertible Note Share Issuance Proposal?

A.       Approval of the Convertible Note Share Issuance Proposal requires the affirmative vote of the holders of shares of the Company’s common stock and Series A Convertible Preferred Stock (which each vote one voting share) present in person or by proxy at the Special Meeting, voting as a class, provided that a quorum of stockholders exists at the Special Meeting (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” these proposals for them to be approved).

Q.       If stockholder approval is obtained, what is the impact on the rights of existing stockholders?

If stockholder approval of the Convertible Note Share Issuance Proposal is obtained, the Convertible Senior Notes may, pursuant to their terms, be settled by the issuance of common stock of the Company, and the Company would no longer be restricted to only electing ‘cash settlement’ of the Convertible Senior Notes and the Conversion Share Cap would be removed. If we do not elect to use cash to satisfy our conversion obligations under the Convertible Senior Notes, the issuance of shares of common stock in connection therewith will create significant dilution to our existing common stockholders’ ownership. In addition, if we were to issue common stock upon conversion of the Convertible Senior Notes, the market price of our common stock could be adversely affected due to sales of shares that are issued upon conversion or the perception that those shares may be sold.

The rights and privileges associated with the common stock potentially issuable through conversion of the Convertible Senior Notes would be identical to the rights and privileges associated with the common stock held by our existing stockholders.

Q.       What will happen if the Convertible Note Share Issuance Proposal is not approved by Vertex’s stockholders?

A.       If we fail to obtain stockholder approval at the Special Meeting of the Convertible Note Share Issuance Proposal, the Conversion Share Cap will remain in place and we will be required to elect ‘cash settlement’ of the Convertible Senior Notes. The Convertible Senior Notes will remain outstanding in accordance with their terms. Failure to remove the Conversion Share Cap does not trigger a change in the terms of the Convertible Senior Notes or an event of default under the Indenture governing the Convertible Senior Notes. If we fail to obtain stockholder approval at the Special Meeting of the Convertible Note Share Issuance Proposal, the Indenture governing the Convertible Senior Notes requires us to continue to use our reasonable best efforts to obtain such approval at the 2022 Annual Meeting of Stockholders and future annual meetings.

As discussed above, if the Convertible Note Share Issuance Proposal is not approved by the Company’s stockholders at the Special Meeting, the Convertible Senior Notes will be required to be settled in cash only. The Company believes that a required cash settlement may deplete its available cash on hand and may result in the Company not having sufficient cash available for settlement of the Convertible Senior Notes when and as such notes become due. If the Company doesn’t have sufficient cash on hand to pay amounts due under the Convertible Senior Notes when due, the Company may be forced to sell equity securities or incur debt, which may not be available on favorable terms, if at all, or may cause significant dilution to existing stockholders; liquidate assets, which may be on unfavorable terms; or seek bankruptcy protection.

Additionally, so long as the Conversion Share Cap is in effect, we will continue to be required to separately account for the conversion option associated with the Convertible Senior Notes as an embedded derivative under Accounting Standards Codification Topic 815 Derivatives and Hedging. Under this treatment, the conversion option is measured at its fair value and accounted for separately as a liability that is marked-to-market at the end of each reporting period. For each financial statement period until we obtain stockholder approval of the Convertible Note Share Issuance Proposal, a gain or loss will be included in the net income (loss) in our statement of operations to the extent the valuation of the conversion option changes from the previous period. As a result, we may experience, potentially significant non-cash volatility in our results of operations.

Q.       Is the Company required to issue shares of common stock upon conversion of the Convertible Senior Notes?

Prior to July 1, 2027, the Convertible Senior Notes will be convertible at the option of the holders of the Convertible Senior Notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, provided that until such time as the Company’s stockholders have approved the issuance of more than 19.99% of our common stock issuable upon conversion of the Convertible Senior Notes in accordance with the rules of The Nasdaq Capital Market, the Company is required to elect “cash settlement” for all conversions of the Convertible Senior Notes.

Removal of the Conversion Share Cap will not result in the Convertible Senior Notes becoming convertible earlier. Approval of the Convertible Note Share Issuance Proposal gives the Company the flexibility to settle, upon conversion, any amounts using shares of common stock without regard to the Conversion Share Cap. This includes issuing shares of common stock upon conversion of interest and principal due under the Convertible Senior Notes, including upon changes to the conversion rate and/or conversion price of the Convertible Senior Notes as set forth in the Indenture, including in some cases, at our discretion.

Q.       Are there any other proposals to be considered and approved at the Special Meeting?

A.       Yes. In addition to the Convertible Note Share Issuance Proposal, Vertex is also asking its stockholders to approve the Adjournment Proposal, which requires the affirmative vote of the holders of a majority of Vertex’s common stock and Series A Convertible Preferred Stock (which each vote one vote on all stockholder matters) present in person or by proxy and entitled to vote on the matter at the Special Meeting, voting as a single class (meaning that of the shares of common stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved).

Q:       How does the Board of Directors recommend that Vertex’s stockholders vote with respect to each of the Proposals?

A:       The Board of Directors unanimously determined that the Convertible Note Share Issuance Proposal is in the best interests of Vertex and its stockholders and recommends that you vote “FOR” the Convertible Note Share Issuance Proposal, and “FOR” the Adjournment Proposal.

Q.       Do I have appraisal rights in connection with the Convertible Note Share Issuance Proposal?

A.       No. Under the Nevada Revised Statutes, appraisal and dissenters’ rights are not available to any stockholder in connection with the Convertible Note Share Issuance Proposal, regardless of whether such stockholder votes for or against the approval of the Convertible Note Share Issuance Proposal.

Q.       When and where will the Special Meeting take place?

A.       The meeting will be held on [__________], [_________], 2022 at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, subject to any postponement(s) or adjournment(s) thereof.

Q.       Who can attend and vote at the Special Meeting?

A.       Holders of common stock and Series A Convertible Preferred Stock of Vertex as of the close of business on [____________], 2021, the Record Date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, (a) [___________] shares of our common stock; and (b) [________] shares of our Series A Convertible Preferred Stock, were outstanding, which each vote one voting share, voting as a single class, and as such, a total of [___________] voting shares are eligible to be voted at the Special Meeting.

Q:       What do I need to do now and how do I vote?

A:       Vertex encourages you to read this proxy statement carefully, and to consider how the Convertible Note Share Issuance Proposal may affect you.

If your shares of Vertex’s common stock and Series A Convertible Preferred Stock are registered directly in your name with Vertex’s transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by Vertex. There are five methods by which you may vote your shares at the Special Meeting:

●	In person. You may vote in person at the Special Meeting. We will give you a ballot when you arrive.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Q:       If my shares of Vertex’s common stock or Series A Convertible Preferred Stock are held in “street name” by my broker, dealer, bank or other nominee, will my broker, dealer, bank or nominee vote my shares for me and may I vote in person?

A:       If your shares of Vertex’s common stock or Series A Convertible Preferred Stock are held through an account with a broker, dealer, bank or nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Vertex.

As the beneficial owner, you are also invited to attend the Special Meeting in person. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, dealer, bank or other nominee that holds your shares giving you the right to vote the shares in person at the Special Meeting.

Q.       What happens if I do not sign and return my proxy card or vote by telephone, fax, through the Internet or in person at the Special Meeting or I do not otherwise provide proxy instructions?

A.       If you are a stockholder of record of Vertex’s common stock or Series A Convertible Preferred Stock and you do not sign and return your proxy card as discussed herein, your shares will not be voted at the Special Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Special Meeting. Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares at the Special Meeting will have no effect on the outcome of the Convertible Note Share Issuance Proposal or the Adjournment Proposal (except to the extent that your failure to vote prevents the Company from obtaining a quorum at the Special Meeting, or prevents the Company from obtaining the majority vote of shares present in person or via proxy at the Special Meeting).

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting and all of your shares will be voted “FOR” each proposal.

Q.       What if I abstain from voting?

A.       If you attend the Special Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Special Meeting, but will not be voted at the Special Meeting. As a result, your abstention will have the same effect as voting “AGAINST” each proposal.

Q.       What is a “broker non-vote?”

A.       “Broker non-votes” are shares held in “street name” by brokers, dealers, banks and other nominees that are present or represented by proxy at the Special Meeting, but with respect to which the broker, dealer, bank or other nominee is not instructed by the beneficial owner of such shares how to vote on a particular proposal and such broker, dealer, bank or nominee does not have discretionary voting power on such proposal. Because brokers, dealers, banks and other nominees holding shares in “street name” do not have discretionary voting authority with respect to the Convertible Note Share Issuance Proposal, but do have discretion to vote in connection with the Adjournment Proposal, each described in this proxy statement, if a beneficial owner of shares of Vertex’s common stock held in “street name” does not give voting instructions to the broker, dealer, bank or other nominee, then those shares will not be counted as present in person or by proxy at the Special Meeting with respect to those proposals. The failure to issue voting instructions to your broker, dealer, bank or other nominee will have no effect on the outcome of the Convertible Note Share Issuance Proposal or the Adjournment Proposal.

Q:       May I revoke or change my vote after I have provided proxy instructions?

A:       Yes. You may revoke or change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of three ways: (i) delivering written notice to the Secretary of the Company at Vertex’s principal executive offices, (ii) executing and delivering a proxy bearing a later date to the Secretary of the Company at Vertex’s principal executive office or (iii) voting in person at the Special Meeting. Your attendance at the Special Meeting without further action on your part will not automatically revoke your proxy. If you have instructed your broker, dealer, bank or other nominee to vote your shares, you must follow directions received from your broker, dealer, bank or other nominee in order to change those instructions.

Q.       What constitutes a quorum for the Special Meeting?

A.       The presence at the Special Meeting of the holders of 33 1/3% of the outstanding shares of voting stock entitled to vote at the Special Meeting is necessary to constitute a quorum, which is necessary to conduct the Special Meeting. Your shares will be counted toward the quorum if you submit a properly executed proxy or vote at the Special Meeting. In addition, abstentions and broker non-votes will be treated as present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. If there is no quorum, then either the chairman of the meeting or the holders of a majority in voting power of the shares of common stock that are entitled to vote at the meeting, present in person or by proxy, may adjourn the meeting until a quorum is present or represented.

Q.       What does it mean if I received more than one proxy card?

A.       If you received more than one proxy card, your shares are likely registered in more than one name or are held in more than one account. These should each be voted and returned separately in order to ensure that all of your shares of Vertex’s common stock and Series A Convertible Preferred Stock are voted.

Q.       Whom should I contact if I have any questions about the Convertible Note Share Issuance Proposal or the Special Meeting?

A.       If you have any questions about the Convertible Note Share Issuance Proposal or the Special Meeting, please contact:

Chris Carlson, Corporate Secretary

1331 Gemini Street, Suite 250

Houston, Texas 77058

Telephone: (866) 660-8156

Email: chrisc@vertexenergy.com

If you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, please contact Issuer Direct, at the address, email and telephone number listed below:

1 Glenwood Avenue

Suite 1001

Raleigh, North Carolina 27603

Email: proxy@issuerdirect.com

Phone: (919) 447-3740

If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the other documents referred to in this proxy statement contain or may contain “forward-looking statements” of Vertex within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For this purpose, any statements contained herein, other than statements of historical fact, may be forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Statements that include words such as “may”, “will”, “project”, “might”, “expect”, “believe”, “anticipate”, “intend”, “could”, “would”, “estimate”, “continue” or “pursue” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and the other documents referred to herein and relate to a variety of statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of our management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those that are referred to in this proxy statement. All of these risks and uncertainties could potentially have an adverse impact on Vertex’s business and financial performance, and could cause a decline in the value of Vertex’s securities.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement or, in the case of documents referred to in this proxy statement, as of the date of those documents. The Company disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this proxy statement or to reflect the occurrence of unanticipated events, except as required by law.

More information about other potential factors that could affect Vertex’s business and financial results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Vertex’s Annual Report on Form 10-K for the year ended December 31, 2020 and Vertex’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which are on file with the SEC and available on the SEC’s website at www.sec.gov. See the section of this proxy statement entitled “Where You Can Find Additional Information”, beginning on page 28.

PROPOSAL NO. 1:
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON THE CONVERSION OF OUR 6.25% CONVERTIBLE SENIOR NOTES DUE 2027 IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(A) AND (D)

The discussion of the Convertible Senior Notes and the holders thereof as set forth in this proxy statement is qualified in its entirety by reference to the Indenture and the form of 6.25% Convertible Senior Notes due 2027 attached thereto, which set forth the terms, conditions and rights of the Convertible Senior Notes and holders thereof, a copy of which are attached to this proxy statement as Annex A and hereby incorporated by reference into this proxy statement. We encourage you to read the Indenture and form of 6.25% Convertible Senior Notes due 2027 carefully and, in their entirety, as they are the legal documents that govern the Convertible Senior Notes.

General

We are asking stockholders to approve the issuance of shares of our common stock upon the conversion of the Convertible Senior Notes and interest thereon, discussed below, in accordance with Nasdaq Listing Rules 5635(a) and (d), as described in more detail below.

Indenture and Notes

On November 1, 2021, the Company issued $155.0 million aggregate principal amount at maturity of its 6.25% Convertible Senior Notes due 2027 pursuant to an Indenture, dated November 1, 2021, between the Company and U.S. Bank National Association, as trustee, in a private offering to persons reasonably believed to be “qualified institutional buyers” and/or to “accredited investors” in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, pursuant to Private Placement Purchase Agreements.

The net proceeds from the offering, after deducting placement agent fees and estimated offering costs and expenses payable by the Company, were approximately $133.9 million. The Company intends to use approximately (1) $33.7 million of the net proceeds from the offering to fund a portion of the funds payable in connection with the Sale and Purchase Agreement, dated May 26, 2021, between Vertex Operating and the Seller, pursuant to which the Company plans to purchase the Seller’s Mobile Refinery, and (2) $13.0 million of the net proceeds from the offering for engineering services and for the initial payments of purchase orders for long lead-time equipment associated with a capital project designed to modify the Mobile Refinery’s hydrocracking unit to produce renewable diesel in advance of the purchase, and has already used (3) $10.9 million of the net proceeds from the offering to repay amounts owed by the Company under its credit facilities with Encina Business Credit, LLC and certain of its affiliates, and (4) $0.4 million of the net proceeds to repay certain secured equipment leases with certain affiliates of Wells Fargo Bank, National Association. The Company intends to use the remainder of the net proceeds for working capital and other general corporate purposes, which may include debt retirement and organic and inorganic growth initiatives, provided that the Company has no current specific plans for such uses.

Key terms of the Convertible Senior Notes are as follows:

•	Issue price – 90% of the face amount of each Convertible Note.

•	Interest rate of 6.25% – The Convertible Senior Notes will bear interest at a rate of 6.25% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2022.

•	Conversion price of approximately $5.89 – The Convertible Senior Notes will initially be convertible at an initial conversion rate of 169.9235 shares of Vertex Energy’s common stock, per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $5.89 per share, which represents a conversion premium of approximately 37.5% to the last reported sale price of $4.28 per share of Vertex Energy’s common stock on The Nasdaq Capital Market on October 26, 2021).

•	Maturity date –The Convertible Senior Notes will mature on October 1, 2027, unless earlier repurchased, redeemed or converted.

•	Conversion – Prior to July 1, 2027, the Convertible Senior Notes will be convertible at the option of the holders of the Convertible Senior Notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date, subject to the Conversion Share Cap (discussed below).

•	Cash settlement of principal amount in connection with conversions – Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, provided that until such time as the Company’s stockholders have approved the issuance of more than 19.99% of our common stock issuable upon conversion of the Convertible Senior Notes in accordance with the rules of The Nasdaq Capital Market (i.e., more than 12,650,514 shares of common stock), the Company is required to elect “cash settlement” for all conversions of the Convertible Senior Notes (the “Conversion Share Cap”).

•	Limited investor put rights – Holders of the Convertible Senior Notes will have the right to require the Company to repurchase for cash all or part of their Convertible Senior Notes at a repurchase price equal to 100% of the accreted principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest to, but excluding the repurchase date, upon the occurrence of certain change of control transactions or liquidation, dissolution or common stock delisting events (collectively, a “fundamental change”), subject to certain conditions.

•	Optional Redemption – Prior to October 6, 2024, the Convertible Senior Notes will not be redeemable at the Company’s option. On a redemption date occurring on or after October 6, 2024 and on or before the 30 scheduled trading day before the maturity date, the Company may redeem for cash all or part of the Convertible Senior Notes (subject to certain restrictions), at its option, if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive), including the trading day immediately preceding the date on which the Company provides a notice of redemption, during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the redemption notice date at a redemption price equal to 100% of the accreted principal amount of the Convertible Senior Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. No “sinking fund” is provided for the Convertible Senior Notes, which means that we are not required to redeem or retire the Convertible Senior Notes periodically.

•	Escrow of proceeds; special mandatory redemption. A total of seventy-five percent (75%) of the net proceeds from the offering of the Convertible Senior Notes were placed into an escrow account to be released to the Company, upon the satisfaction of certain conditions, including the satisfaction or waiver of all of the conditions precedent to the Company’s obligation to consummate the Mobile Acquisition (collectively, the “Escrow Release Conditions”). If the Mobile Acquisition is not consummated on or prior to April 1, 2022, if the Company has not certified to the escrow agent that all conditions precedent to the Company’s obligations to consummate the Mobile Acquisition have been satisfied, or if the Company notifies the trustee and the escrow agent in writing that the agreement relating to the purchase of the Mobile Refinery has been terminated, the Convertible Senior Notes will be subject to a special mandatory redemption equal to 100% of the accreted principal amount of the Convertible Senior Notes, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date, plus interest that would have accrued on the Convertible Senior Notes from the special mandatory redemption date to, and including, the date that is nine (9) months after the special mandatory redemption date. If the Escrow Release Conditions have been satisfied or waived, the Company can request that the escrowed funds be released to the Company.

•	Conversion rate increase in certain customary circumstances – The Company will also be required to increase the conversion rate for holders who convert their Convertible Senior Notes in connection with a fundamental change (discussed below) and certain other corporate events or convert their Notes called for optional redemption (or deemed called for optional redemption) following delivery by the Company of a notice of optional redemption, in either case, in certain circumstances.

The Convertible Senior Notes are Vertex Energy’s senior unsecured obligations.

The Indenture contains additional customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Convertible Senior Notes then outstanding may declare the entire principal amount of all the Convertible Senior Notes plus accrued and unpaid interest, if any, to be immediately due and payable, provided that in the case of an event of default with respect to the Convertible Senior Notes arising from specified events of bankruptcy or insolvency, 100% of the principal of and accrued and unpaid special interest, if any, on the Convertible Senior Notes will automatically become due and payable.

The following events are considered an “event of default,” which may result in acceleration of the maturity of the Convertible Senior Notes:

(1)        default in any payment of interest on any Convertible Note when due and payable and the default continues for a period of 30 consecutive days;

(2)        default in the payment of the accreted principal amount of any Convertible Note when due and payable at its stated maturity, upon optional redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

(3)       our failure to comply with our obligation to convert the Convertible Senior Notes in accordance with the Indenture upon exercise of a holder’s conversion right and such failure continues for three business days;

(4)       our failure to give certain required notices under the Indenture, in each case when due and such failure continues for five business days;

(5)        our failure to comply with certain of our obligations under the Indenture;

(6)        our failure for 60 days after written notice from the Trustee or the holders of at least 25% in principal amount of the Convertible Senior Notes then outstanding to comply with any of our other agreements contained in the Notes or Indenture;

(7)        default by us or any of our Significant Subsidiaries (as defined in the Indenture) with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for borrowed money in excess of $15,000,000 (or its foreign currency equivalent) in an aggregate of us and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to us by the Trustee or to us and the Trustee by holders of at least 25% in aggregate principal amount of the Notes then outstanding in accordance with the Indenture;

(8)        certain events of bankruptcy, insolvency, or reorganization of us or any of our Significant Subsidiaries; or

(9)        a final judgment or judgments for the payment of $15,000,000 (or its foreign currency equivalent) (excluding any amounts covered by insurance) or more (excluding any amounts covered by insurance) in the aggregate rendered against us or any of our Significant Subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

The Company may elect that the sole remedy for an event of default relating to a failure by it to comply with certain reporting obligations set forth in the Indenture, will after the occurrence of such an event of default consist exclusively of the right to receive additional interest on the Convertible Senior Notes at a rate equal to (i) 1.00% per annum of the principal amount of the Convertible Senior Notes outstanding for each day during the period beginning on, and including, the date on which such event of default first occurred and ending on the earlier of (x) the date on which such event of default is cured or validly waived and (y) the 365th day immediately following, and including, the date on which such event of default first occurred. On the 366th day after such event of default (if the event of default relating to the reporting obligations is not cured or waived prior to such 366th day), the Trustee by notice to us, or the holders of at least 25% in principal amount of the outstanding Convertible Senior Notes by notice to us and the Trustee, may declare 100% of the principal of and accrued and unpaid interest, if any, on all the Convertible Senior Notes to be due and payable.

If on or after the date that is six months after the last original issue date of the Convertible Senior Notes, the Company has not satisfied the reporting conditions (including, for the avoidance of doubt, the requirement for current Form 10 information) set forth in Rule 144(c) and (i)(2) under the Securities Act, or the Convertible Senior Notes are not otherwise able to be traded pursuant to Rule 144 by holders other than the Company’s affiliates or holders that were affiliates of the Company at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of the Indenture or the Convertible Senior Notes), the Company will pay additional interest on the Convertible Senior Notes at a rate equal to 1.00% per annum of the principal amount of the Convertible Senior Notes outstanding, in each case for each day for which the Company’s failure to file has occurred and is continuing or the Convertible Senior Notes are not otherwise able to be traded pursuant to Rule 144 as described above.

The Company offered and sold the Convertible Senior Notes to persons reasonably believed to be qualified institutional buyers and/or accredited investors pursuant to the exemption from registration provided by Section 4(a)(2) under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the purchasers in the Purchase Agreements, pursuant to which the Company sold the Convertible Senior Notes to such purchasers. The shares of the common stock issuable upon conversion of the Convertible Senior Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

To the extent that any shares of common stock are issued upon conversion of the Convertible Senior Notes, they will be issued in transactions anticipated to be exempt from registration under the Securities Act by virtue of Section 3(a)(9) thereof, because no commission or other remuneration is expected to be paid in connection with conversion of the Convertible Senior Notes and any resulting issuance of shares of the common stock.

Initially, a maximum of 36,214,960 shares of common stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 233.6449 shares of the Company’s common stock per $1,000 principal amount of Notes, which is subject to customary and other adjustments described in the Indenture which may increase the amount of shares issuable upon conversion of the Convertible Senior Notes, including, but not limited to, in the event the Board of Directors, pursuant to the terms of the Indenture, voluntarily increases the conversion rate of the Convertible Senior Notes in the future, as discussed below.

Potential Increases in common stock Issuable Upon Conversion of the Convertible Senior Notes

Increases in common stock Issuable Upon a “Make-Whole Fundamental Change” or in connection with a Notice of Redemption

Under the Indenture, if a Make-Whole Fundamental Change occurs or the Company issues a Notice of Redemption (as defined in the Indenture) and the holders elect to convert such Senior Convertible Notes during the applicable redemption period, the holders of the Convertible Senior Notes are entitled to additional shares upon conversion of the Convertible Senior Notes. The term “Make-Whole Fundamental Change” is defined in the Indenture attached hereto as Annex A; however, it generally includes events such as:

(1)	a person or group other than the Company or its subsidiaries owning more than 50% of the voting power of the Company’s common stock;

(2)	the sale of all or substantially all of the Company’s assets to any person;

(3)	a merger or other transaction in which all of the Company’s common stock is exchanged for or converted into equity securities of another company (unless the Company’s stockholders own 50% of that company post-merger), other property or cash;

(4)	the liquidation or dissolution of the Company; or

(5)	If the Company’s stock is no longer publicly-traded.

The number of additional shares added to conversion rate in connection with a Make-Whole Fundamental Change or redemption period conversion depends on the date on which the event occurs and the stock price per share of the Company’s common stock for the Make-Whole Fundamental Change or redemption period conversion. The purpose of the adjustment to the conversion rate in connection with a Make Whole Fundamental Change or redemption period conversion is to provide holders of the Convertible Senior Notes with certain limited protections against adverse changes in the Company or the price of the Company’s common stock. The table below sets forth for the corresponding date and stock price (subject to customary adjustments for stock splits and other adjustments to the conversion rate), the number of additional shares issuable per $1,000 in principal amount of Convertible Senior Notes. For stock prices or dates between two prices or dates in the table, the number of additional shares will be determined by straight linear interpolation.

Stock Price
Effective Date/ Redemption Notice Date	$4.28	$4.50	$5.25	$5.885	$6.50	$7.65	$10.00	$15.00	$25.00	$37.50	$50.00
November 1, 2021	40.3569	37.8733	31.1714	26.9890	23.7985	19.3229	13.5700	7.5780	3.1088	1.1891	0.4382
October 1, 2022	43.8175	37.8733	29.2362	25.1674	22.1108	17.8889	12.5530	7.0447	2.9120	1.1101	0.4010
October 1, 2023	47.6578	37.8733	27.1810	23.1232	20.1585	16.1830	11.3190	6.4007	2.6904	1.0336	0.3696
October 1, 2024	51.5671	37.8733	24.9733	20.7018	17.7354	13.9725	9.6760	5.5240	2.3852	0.9381	0.3380
October 1, 2025	55.5466	37.8733	22.5448	17.5854	14.4323	10.8575	7.3330	4.2307	1.8900	0.7720	0.2820
October 1, 2026	59.5976	37.8733	22.5448	13.1130	9.3923	6.2065	4.0200	2.3580	1.0924	0.4712	0.1802
October 1, 2027	63.7214	37.8733	22.5448	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

If the stock price is greater than $50.00 per share (subject to adjustment as set forth in the Indenture), no additional shares shall be added to the conversion rate; and if the stock price is less than $4.28 per share (subject to adjustment as set forth in the Indenture), no additional shares shall be added to the conversion rate.

Increases in common stock Issuable by Board of Directors

Subject to compliance with the Nasdaq Listing Rules and applicable law, the Indenture provides that the Company may voluntarily increase the conversion rate in two circumstances: (a) because it is in the best interest of the Company or (b) for tax reasons. The Company may increase the conversion rate of the Convertible Senior Notes for a period of at least 20 business days if such increase is irrevocable during such 20 business days and the Board determines that such increase would be in the Company’s best interest. In addition, the Company may (but is not required to) increase the conversion rate to avoid or diminish income tax to holders of the Company’s common stock or rights to purchase shares of the Company’s common stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event for U.S. federal income tax purposes.

Other Conversion Rate Adjustments

The rate at which the Convertible Senior Notes are convertible into shares of our common stock (and the number of additional shares of common stock issuable in connection with a Make-Whole Fundamental Change or redemption conversion as discussed above) may also be adjusted from time to time, as described in more detail in the Indenture, if:

(1)	the Company exclusively issues shares of its common stock as a dividend or distribution on the Company’s common stock to all or substantially all holders of common stock, or if the Company effects a share split or share combination;

(2)	the Company distributes to all or substantially all holders of its common stock any rights, options or warrants entitling them to subscribe for or purchase shares of the Company’s common stock at a price per share that is less than the average of the closing sale prices of our common stock over a ten trading day period;

(3)	the Company distributes shares of its capital stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire the Company’s capital stock or other securities, to all or substantially all holders of the Company’s common stock (subject to certain exclusions);

(4)	the Company pays any cash dividend or distribution to all or substantially all holders of its common stock; or

(5)	the Company or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for our common stock, to the extent the cash and value of any other consideration included in the payment per share of the common stock exceeds the last reported sale price of the Company’s common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer.

* * * * *

If this proposal is approved, no further stockholder approval would be required for any increase in the conversion rate, whether as a result of a Make-Whole Fundamental Change or redemption conversion adjustment, the Board’s determination pursuant to the terms of the Indenture to increase such conversion rate, or an increase in the conversion rate due to any of the other conversion rate adjustments summarized above or set forth in the Indenture.

Stockholder Approval

Pursuant to the Indenture, the Company agreed to use reasonable best efforts to include for vote by its stockholders at the regularly scheduled annual meeting of the stockholders of the Company next to occur following the date of the Indenture, or at the Company’s option, at an earlier special stockholder’s meeting, in accordance with the listing standards of The Nasdaq Capital Market, the issuance of shares of common stock upon conversion of the Convertible Senior Notes in excess of the Conversion Share Cap.

A vote in favor of the Convertible Note Share Issuance Proposal is a vote “for” approval of all shares of common stock issuable upon conversion of the Convertible Senior Notes, whether upon the conversion of principal or interest thereon, or upon adjustment of the conversion rate or conversion price thereof in accordance with the Indenture, including, but not limited to, in connection with a Make-Whole Fundamental Change or redemption period adjustment, other conversion rate adjustment, or an adjustment made at the option of the Board, as set forth in the Indenture.

Conversion of the Convertible Senior Notes and our election to settle in shares of common stock could result in the issuance of 20% or more of our common stock outstanding as of October 27, 2021, the date that the signature pages of the purchase agreements relating to the Convertible Notes were exchanged. Because NASDAQ Stock Market listing standards (Listing Rules 5635(a) and (d)) state, as described below, that, in certain circumstances, an issuer is required to obtain stockholder approval before the issuance or potential issuance of a number of shares of common stock equal to 20% or more of its common stock outstanding before the issuance, the indenture governing the Convertible Senior Notes currently prohibits the issuance of common stock upon conversion of the Convertible Senior Notes until or unless the Company has received stockholder approval for the issuance of more than 19.99% of the common stock outstanding as of October 27, 2021, or 12,650,514 shares of common stock, which we refer to as the “Conversion Share Cap”. Stockholder approval of the Convertible Note Share Issuance Proposal at the Special Meeting would eliminate the Conversion Share Cap.

Specifically, Nasdaq Listing Rule 5635(a), requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue 20% or more of its common stock (or voting stock)(or securities convertible into or exercisable for common stock) in connection with such acquisition. Nasdaq has further stated that when a private placement is used to finance an acquisition, the issuance of shares in connection with the private placement will be considered under Listing Rule 5635(a), and, subject to the facts and circumstances of the transaction, Nasdaq may determine that the securities sold in the private placement are subject to Nasdaq Listing Rule 5635(a). Because a portion of the funds raised through the sale of the Convertible Senior Notes, which were sold in a private placement, are expected to be used to complete the Mobile Acquisition, the Company is seeking stockholder approval for removal of the Conversion Share Cap, and for the issuance of the shares of common stock issuable upon conversion of the Convertible Senior Notes (and interest thereon), as described in greater detail above, pursuant to Nasdaq Listing Rule 5635(a). We are not seeking stockholder approval of the Mobile Acquisition, but only the removal of the Conversion Share Cap in connection with the Convertible Senior Notes, a portion of which consideration raised in connection with the sale thereof will be used to finance the Mobile Acquisition.

Separately, Nasdaq Listing Rule 5635(d), requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Nasdaq closing price immediately preceding the signing of the binding agreement, or (ii) the average the Nasdaq closing price for the five trading days immediately preceding the signing of the binding agreement (as applicable, the “Minimum Price”). Because the terms of the Senior Convertible Notes allow in some cases for a reduction in the conversion price thereof, as discussed herein and in the Indenture and form of Convertible Senior Notes, below the Minimum Price, the Company is seeking stockholder approval for removal of the Conversion Share Cap, and for the issuance of the shares of common stock upon conversion of the Convertible Senior Notes (and interest thereon), as described in greater detail above, pursuant to Nasdaq Listing Rule 5635(d).

The summary of the terms of the Indenture and the Convertibles Notes above is qualified in its entirety by reference to the copy of the Indenture and the form of 6.25% Convertible Senior Notes due 2027, attached thereto, each of which are included herewith as Annex A, which are incorporated herein by reference. You should read this summary together with such Indenture and form of 6.25% Convertible Senior Notes due 2027.

Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon conversion of the Convertible Senior Notes could have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the common stock issuable upon conversion of the Convertible Senior Notes. This means also that our current stockholders will own a smaller interest in us as a result of the conversion of the Convertible Senior Notes (to the extent such current stockholders do not currently hold Convertible Senior Notes) and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the common stock issuable upon conversion of the Convertible Senior Notes could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Because of potential adjustments to the number of shares issuable upon conversion of the Convertible Senior Notes, the exact magnitude of the dilutive effect of the shares of common stock issuable upon conversion of the Convertible Senior Notes cannot be conclusively determined. However, the dilutive effect may be material to current stockholders of the Company.

Risks Related to the Convertible Senior Notes

Servicing our debt requires a significant amount of cash, and we may not have sufficient cash flow from our business to pay our substantial debt.

Our ability to make scheduled payments of the principal of, to pay interest on or to refinance our indebtedness, including the Convertible Senior Notes, depends on our future performance, which is subject to economic, financial, competitive and other factors beyond our control. Our business may not continue to generate cash flow from operations in the future sufficient to service our debt and make necessary capital expenditures. If we are unable to generate such cash flow, we may be required to adopt one or more alternatives, such as selling assets, restructuring debt or obtaining additional equity capital on terms that may be onerous or highly dilutive. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at such time. We may not be able to engage in any of these activities or engage in these activities on desirable terms, which could result in a default on our debt obligations.

We owe a significant amount of money under the Convertible Senior Notes which could adversely affect our financial flexibility and our competitive position and our failure to comply with the terms of the Indenture could result in the Convertible Senior Notes being declared in default.

We have a significant amount of outstanding indebtedness. As of the date of this proxy statement, we owe approximately $155.0 million under the Convertible Senior Notes. Despite our current debt levels, we and our subsidiaries may be able to incur substantial additional debt in the future, subject to the restrictions contained in our debt instruments, some of which may be secured debt.

Our substantial indebtedness could have important consequences and significant effects on our business. For example, it could:

•	increase our vulnerability to adverse changes in general economic, industry and competitive conditions;

•	require us to dedicate a substantial portion of our cash flow from operations to make payments on our indebtedness, thereby reducing the availability of our cash flow to fund working capital, capital expenditures and other general corporate purposes;

•	restrict us from taking advantage of business opportunities;

•	make it more difficult to satisfy our financial obligations;

•	place us at a competitive disadvantage compared to our competitors that have less debt obligations; and

•	limit our ability to borrow additional funds for working capital, capital expenditures, acquisitions, debt service requirements, execution of our business strategy or other general corporate purposes on satisfactory terms or at all.

The indenture governing our Convertible Senior Notes imposes certain restrictions on us and requires us to maintain compliance with specified covenants. Our ability to comply with these covenants may be affected by events beyond our control. A failure to comply with the covenants and other provisions of our outstanding debt could result in events of default under such instruments, which could permit acceleration of all of our debt and borrowings. Any required repayment of our debt as a result of a fundamental change or other acceleration would lower our current cash on hand such that we would not have those funds available for use in our business.

We may need to raise additional funding in the future to repay or refinance the Convertible Senior Notes and as such may need to seek additional debt or equity financing. Such additional financing may not be available on favorable terms, if at all. If debt financing is available and obtained, our interest expense may increase and we may be subject to the risk of default, depending on the terms of such financing. If equity financing is available and obtained it may result in our stockholders experiencing significant dilution. If such financing is unavailable, we may be forced to curtail our operations, which may cause the value of our securities to decline in value and/or become worthless.

Our ability to service our indebtedness will depend on our ability to generate cash in the future.

Our ability to make payments on our indebtedness (including our Convertible Senior Notes) will depend on our ability to generate cash in the future. Our ability to generate cash is subject to general economic and market conditions and financial, competitive, legislative, regulatory and other factors that are beyond our control. Our business may not generate sufficient cash to fund our working capital requirements, capital expenditure, debt service and other liquidity needs, which could result in our inability to comply with financial and other covenants contained in our debt agreements, our being unable to repay or pay interest on our indebtedness, and our inability to fund our other liquidity needs. If we are unable to service our debt obligations, fund our other liquidity needs and maintain compliance with our financial and other covenants, we could be forced to curtail our operations, our creditors could accelerate our indebtedness and exercise other remedies and we could be required to pursue one or more alternative strategies, such as selling assets or refinancing or restructuring our indebtedness. However, such alternatives may not be feasible or adequate.

We may not have enough available funds or the ability to raise the funds necessary to pay the special mandatory redemption price on the Convertible Senior Notes upon a special mandatory redemption, to repurchase the Convertible Senior Notes for cash upon a fundamental change or to settle conversions of the Convertible Senior Notes in cash, and our future indebtedness may contain limitations on our ability to pay cash upon conversion or repurchase of the Convertible Senior Notes.

If the Mobile Acquisition is not consummated on or prior to April 1, 2022, if we have not certified to the escrow agent of the escrow pursuant to which 75% of the net proceeds from our November 2021 Convertible Note offering (approximately $100 million) are being held, pending all conditions precedent to our obligations to consummate the Mobile Acquisition being satisfied, or if we notify the Trustee and the escrow agent in writing that the agreement relating to the Mobile Acquisition has been terminated, the Convertible Senior Notes will be subject to special mandatory redemption at a special mandatory redemption price equal to 100% of the aggregate accreted principal amount thereof, plus accrued and unpaid interest to, but excluding, the special mandatory redemption date, plus accrued and unpaid interest to, and including, the date that is nine months after the special mandatory redemption date.

Further, holders of the Convertible Senior Notes will have the right to require us to repurchase all or a portion of their Convertible Senior Notes upon the occurrence of a fundamental change at a fundamental change repurchase price equal to 100% of the accreted principal amount of the Convertible Senior Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the fundamental change repurchase date.

In addition, unless and until we obtain stockholder approval to issue more than 12,650,514 shares of our common stock, which is 19.99% of our common stock, upon conversion of the Convertible Senior Notes in accordance with the listing standards of The Nasdaq Capital Market, we will be required to elect “cash settlement” for all conversions of the Convertible Senior Notes and we will not be permitted to issue shares of common stock upon conversion until we obtain such stockholder approval. After we obtain such stockholder approval, unless we elect to deliver solely shares of our common stock to settle such conversion (other than paying cash in lieu of delivering any fractional share), we will be required to make cash payments in respect of the Convertible Senior Notes being converted.

Moreover, we will be required to repay the Convertible Senior Notes in cash at their maturity unless earlier repurchased, redeemed or converted. However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of Convertible Senior Notes surrendered therefor or Convertible Senior Notes are being redeemed or converted. In addition, our ability to repurchase the Convertible Senior Notes or to pay cash upon redemptions of the Convertible Senior Notes may be limited by agreements we enter into governing our future indebtedness, which may limit our ability to repurchase the Convertible Senior Notes or to pay cash upon redemptions or conversions of the Convertible Senior Notes. Finally, our ability to repurchase the Convertible Senior Notes or to pay cash upon redemptions or conversions of the Convertible Senior Notes may be limited by law or by regulatory authority. Our failure to repurchase Convertible Senior Notes at a time when the repurchase is required by the Indenture or to pay any cash payable upon redemption or on future conversions of the Convertible Senior Notes, as required by the Indenture, would constitute a default under the indenture. A default under the Indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our future indebtedness. Moreover, the occurrence of a fundamental change under the Indenture governing the Convertible Senior Notes could constitute an event of default under any agreements governing our future indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase the Convertible Senior Notes or make cash payments upon conversions thereof.

We may not have sufficient funds available to pay amounts owed on the Convertible Senior Notes, and such funding may not be available on favorable terms, if at all. Our failure to pay the amounts due under the Convertible Senior Notes, when due, would constitute a default under the Convertible Senior Notes and may force us to sell certain assets, curtail our business plan, or seek bankruptcy protection.

Unless and until we obtain stockholder approval to issue more than 12,650,514 shares of our common stock upon conversion of the Convertible Senior Notes in accordance with the listing standards of The Nasdaq Capital Market, we will be required to elect “cash settlement” for all conversions of the Convertible Senior Notes.

Unless and until we obtain stockholder approval to issue more than 12,650,514 shares of our common stock upon conversion of the Convertible Senior Notes in accordance with the listing standards of The Nasdaq Capital Market, which stockholder approval we are seeking at the Special Meeting, we will be required to elect “cash settlement” for all conversions of the Convertible Senior Notes and will not be permitted to issue shares of common stock upon conversion until we obtain such stockholder approval (the “Stockholder Approval Date”). We may not be able to receive such stockholder approval and may not be able to deliver shares of common stock upon conversion of the Convertible Senior Notes during the term of the Convertible Senior Notes. As discussed above and below, we may not have the cash or the ability to raise funds necessary to make such cash payments and any such payment, if made, could adversely affect our liquidity.

The conditional conversion feature of the Convertible Senior Notes, if triggered, may adversely affect our financial condition and liquidity.

In the event the conditional conversion feature of the Convertible Senior Notes is triggered, and that we have obtained stockholder approval for the issuance of shares in excess of the applicable share threshold discussed above, holders of Convertible Senior Notes will be entitled to convert the Convertible Senior Notes at any time during specified periods at their option.

Specifically, the Convertible Senior Notes bear interest at a rate of 6.25% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2022. The Convertible Senior Notes are convertible into common stock (following the Stockholder Approval Date) at an initial conversion rate of 169.9235 shares of common stock, per $1,000 principal amount of Convertible Senior Notes (equivalent to an initial conversion price of approximately $5.89 per share). Prior to July 1, 2027, the Convertible Senior Notes will be convertible at the option of the holders of the Convertible Senior Notes only upon the satisfaction of certain conditions and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election, provided that until such time as the Company's stockholders have approved the issuance of more than 19.99% of our common stock issuable upon conversion of the Convertible Senior Notes in accordance with the rules of The Nasdaq Capital Market, which stockholder approval is being sought at the Special Meeting, the Company is required to elect “cash settlement” for all conversions of the Convertible Senior Notes. The Company will also be required to increase the conversion rate for holders who convert their Convertible Senior Notes in connection with a fundamental change and certain other corporate events or convert their Convertible Senior Notes called for optional redemption (or deemed called for optional redemption) following delivery by the Company of a notice of redemption, in either case, in certain circumstances.

If one or more holders elect to convert their Convertible Senior Notes, unless we elect to satisfy our conversion obligation by delivering solely shares of our common stock (other than paying cash in lieu of delivering any fractional share)(to the extent the Stockholder Approval Date has occurred), we would be required to settle a portion or all of our conversion obligation through the payment of cash, which could adversely affect our liquidity. Further, even if holders do not elect to convert their Convertible Senior Notes, we could be required under applicable accounting rules to reclassify all or a portion of the outstanding principal of the Convertible Senior Notes, as a current rather than long-term liability, which would result in a material reduction of our net working capital.

Additionally, the issuance of common stock upon conversion of the Convertible Senior Notes will result in immediate and substantial dilution to the interests of other stockholders. In addition, the common stock issuable upon conversion of the Convertible Senior Notes may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of the company’s stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. The Convertible Senior Notes may in the future be convertible into shares of our common stock at a discount to market, which would provide the holders with the ability to sell their common stock at or below market and still make a profit. If the share volume of our common stock cannot absorb the discounted shares, then the value of our common stock will likely decrease.

The accounting method for reflecting the Convertible Senior Notes on our balance sheet, accruing interest expense for the Convertible Senior Notes and reflecting the underlying shares of our common stock in our reported diluted earnings per share may adversely affect our reported earnings and financial condition.

In August 2020, the Financial Accounting Standards Board (“FASB”) published an Accounting Standards Update, which we refer to as ASU 2020-06, which simplifies certain of the accounting standards that apply to Convertible Senior Notes. ASU 2020-06 will be effective for SEC-reporting entities for fiscal years beginning after December 15, 2021, including interim periods within those fiscal years. However, early adoption is permitted in certain circumstances for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years. In accordance with ASU 2020-06, we expect that the Convertible Senior Notes will be reflected as a liability on our balance sheets, with the initial carrying amount equal to the principal amount of the Convertible Senior Notes, net of issuance costs. The issuance costs will be treated as a debt discount for accounting purposes, which will be amortized into interest expense over the term of the Convertible Senior Notes. As a result of this amortization, the interest expense that we expect to recognize for the Convertible Senior Notes for accounting purposes will be greater than the cash interest payments we will pay on the Convertible Senior Notes, which will result in lower reported income.

In addition, we expect that the shares underlying the Convertible Senior Notes will be reflected in our diluted earnings per share using the “if converted” method, in accordance with ASU 2020-06. Under that method, if the conversion value of the Convertible Senior Notes exceeds their principal amount for a reporting period, then we will calculate our diluted earnings per share assuming that all of the Convertible Senior Notes were converted at the beginning of the reporting period and that we issued shares of our common stock to settle the excess. However, if reflecting the Convertible Senior Notes in diluted earnings per share in this manner is anti-dilutive, or if the conversion value of the Convertible Senior Notes does not exceed their principal amount for a reporting period, then the shares underlying the Convertible Senior Notes will not be reflected in our diluted earnings per share. The application of the if-converted method may reduce our reported diluted earnings per share, and accounting standards may change in the future in a manner that may adversely affect our diluted earnings per share.

We have not reached a final determination regarding the accounting treatment for the Convertible Senior Notes, and the description above is preliminary. Accordingly, we may account for the Convertible Senior Notes in a manner that is significantly different than described above.

In addition, so long as we are required to settle conversions of Convertible Senior Notes entirely in cash, the conversion option that is part of the Convertible Senior Notes may be accounted for as a derivative pursuant to accounting standards relating to derivative instruments and hedging activities. Under such standards, for each financial statement period after issuance of the Convertible Senior Notes, if “cash settlement” applies, a gain (or loss) would be reported in our consolidated statement of operations to the extent the valuation of the conversion option changes from the previous period, which could result in significant volatility in our results of operations. This could adversely affect our reported or future financial results, the market price of our common stock and the value of the Convertible Senior Notes. Furthermore, this could also make it harder to compare period to period financial results, as a result of potentially significant non-cash gains or losses relating to such accounting.

The conversion rate for Convertible Senior Notes converted in connection with a make-whole fundamental change or a notice of redemption for an optional redemption may be increased.

If a make-whole fundamental change occurs prior to the maturity date of the Convertible Senior Notes or upon the issuance of a notice of redemption for an optional redemption, we will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Convertible Senior Notes in connection with such make-whole fundamental change or elects to convert its Convertible Senior Notes called (or deemed called) for optional redemption during the related redemption period, by a number of additional shares of our common stock. The increase in the conversion rate will be determined based on the date on which the specified corporate transaction becomes effective or the date of the notice and the price paid (or deemed to be paid) per share of our common stock in such transaction or the date of the redemption notice. Provided however, in no event will the conversion rate per $1,000 principal amount of Convertible Senior Notes as a result of this adjustment exceed 233.6449 shares of common stock, subject to adjustment as set forth in the Indenture. Notwithstanding the above, we have the right, as set forth in the Indenture, to the extent permitted by applicable law and subject to the applicable rules of The Nasdaq Capital Market and/or the principal exchange or market where the common stock is then traded, from time to time, to increase the conversion rate of the Convertible Senior Notes by any amount for a period of at least 20 business days if we determine, in good faith, that such increase would be in our best interest and we also have the right, to the extent permitted by applicable law and subject to the applicable rules of The Nasdaq Capital Market and/or the principal exchange or market where the common stock is then traded, to increase the conversion rate to avoid or diminish any income tax to holders of common stock or rights to purchase common stock in connection with a dividend or distribution of shares of common stock (or rights to acquire shares of common stock) or similar event.

In addition, unless and until we obtain stockholder approval to issue more than 12,650,514 shares of our common stock upon conversion of the Convertible Senior Notes in accordance with the listing standards of The Nasdaq Capital Market, which we are requesting at the Special Meeting, we will be required to elect “cash settlement” for all conversions of the Convertible Senior Notes and we will not be permitted to issue shares of common stock upon conversion until we obtain such stockholder approval.

Our obligation to increase the conversion rate for Convertible Senior Notes converted in connection with a make-whole fundamental change or Convertible Senior Notes called for optional redemption that are converted during the related redemption period could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.

The fundamental change repurchase feature of the Convertible Senior Notes could delay or prevent an otherwise beneficial attempt to take over our company, or discourage a potential acquirer of us.

The Convertible Senior Notes include certain repurchase rights of the holders which are triggered upon a fundamental change as discussed herein. A takeover of our company would trigger an option of the holders of the Convertible Senior Notes to require us to repurchase the Convertible Senior Notes. This may have the effect of delaying or preventing a takeover of our company that would otherwise be beneficial to stockholders or discouraging a potential acquirer of us.

Required Vote; Recommendation of the Board of Directors

Approval of the Convertible Note Share Issuance Proposal requires the affirmative vote of the holders of a majority of Vertex’s common stock and Series A Convertible Preferred Stock (which each vote one voting share on all stockholder matters) present in person or by proxy and entitled to vote on the matter at the Special Meeting (meaning that of the shares of common stock and Series A Convertible Preferred Stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the Convertible Note Share Issuance Proposal for it to be approved). For purposes of the vote on this Convertible Note Share Issuance Proposal, an abstention will have the same effect as voting “AGAINST” the Convertible Note Share Issuance Proposal, but the failure to sign and return your proxy card or vote by telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE CONVERTIBLE NOTE SHARE ISSUANCE PROPOSAL.

PROPOSAL NO. 2:
THE ADJOURNMENT PROPOSAL

General

If the number of shares of common stock and Series A Convertible Preferred Stock (which each vote one voting share on all stockholder matters) present in person or represented by proxy at the Special Meeting and voting in favor of the proposal to approve the Convertible Note Share Issuance Proposal is insufficient to approve the Convertible Note Share Issuance Proposal at the time of the Special Meeting, we intend to move to adjourn the Special Meeting, if necessary or appropriate (as determined in good faith by our Board of Directors) to a later time or date, from time to time, in order to enable the Board of Directors to solicit additional proxies in respect of the Convertible Note Share Issuance Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If our stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Required Vote; Recommendation of the Board of Directors

Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of Vertex’s common stock and Series A Convertible Preferred Stock (which each vote one voting share on all stockholder matters) present in person or by proxy and entitled to vote on the matter at the Special Meeting (meaning that of the shares of common stock and Series A Convertible Preferred Stock represented at the Special Meeting and entitled to vote, a majority of them must be voted “FOR” the Adjournment Proposal for it to be approved). For purposes of the vote on this Adjournment Proposal, an abstention will have the same effect as voting “AGAINST” the Adjournment Proposal, but the failure to sign and return your proxy card or vote by telephone, fax, over the Internet or in person at the Special Meeting will have no effect on the outcome of the proposal. Broker non-votes will also have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Holders of record of our common stock and Series A Convertible Preferred Stock, at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Special Meeting. At the close of business on the Record Date, there were (a) [__________] shares of our common stock; and (b) [__________] shares of our Series A Convertible Preferred Stock, outstanding. The common stock shares and Series A Convertible Preferred Stock shares each vote one vote on all stockholder matters to come before the Special Meeting. As such, a total of [__________] voting shares are eligible to be voted at the Special Meeting. Other than our common stock and Series A Convertible Preferred Stock, we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock, preferred stock and voting securities by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (a)		Percent of Class
Named Executive Officers and Directors
Common Stock	Benjamin P. Cowart	7,455,950	(1)	11.7%
Common Stock	Chris Carlson	1,395,188	(2)	2.2%
Common Stock	John Strickland	508,625	(3)	* %
Common Stock	Dan Borgen	419,181	(4)	* %
Common Stock	David Phillips	162,828	(5)	* %
Common Stock	Christopher Stratton	210,000	(6)	* %
Common Stock	Timothy C. Harvey	5,800	(7)	* %
Common Stock	James P. Gregory	150,000	(8)	* %
Common Stock	All Named Executive Officers and Directors as a Group (8 persons)	10,307,572		15.9%

5% Stockholders (9)
	Common Stock
Common Stock	Laurence W. Lytton (10)	4,093,561		6.5%
Common Stock	Richard Jacinto II (11)	4,306,597.75		6.8%
	Series A Convertible Preferred Stock
Series A Convertible Preferred Stock (b)	Fredrick W B Vogel (12)	30,072		7.8%	(13)

* Indicates beneficial ownership of less than 1% of the total outstanding common stock, preferred stock or voting stock, as applicable.

(a) Includes (i) options, warrants and convertible securities exercisable or convertible for common stock, and (ii) shares of common stock issuable upon conversion of preferred stock, which shares are also provided separately in the table above where applicable, each within 60 days of the Record Date.

(b) Each share of Series A Convertible Preferred Stock converts into common stock at the option of each holder on a one-for-one basis and votes one voting share on all stockholder matters.

(1) Includes 100,765 shares held by VTX, Inc. (“VTX”), 7,500 shares of common stock owned by Vertex Holdings, L.P. (“Holdings”) which Mr. Cowart has control over and which shares Mr. Cowart is deemed to beneficially own, includes 5,850,607 shares of common stock held through Mr. Cowart’s family partnership (B&S Cowart II Family LP), which shares he is deemed to beneficially own, 829,491 shares of common stock which Mr. Cowart holds personally, 174,085 shares held by Mr. Cowart’s wife and 70,214 shares held by a trust beneficially owned by Mr. Cowart’s wife, which shares Mr. Cowart is deemed to beneficially own. Also includes options to purchase 423,288 shares of common stock which options are exercisable within 60 days of the Record Date.

(2) Includes options to purchase 469,112 shares of our common stock which options have vested and are exercisable within 60 days of the Record Date.

(3) Includes options to purchase 166,500 shares of common stock which options have vested and are exercisable within 60 days of the Record Date.

(4) Includes options to purchase 210,000 shares of our common stock which options have vested and are exercisable within 60 days of the Record Date. Also includes 195,324 shares of common stock held by KKB Holdings LLC, a limited liability company which is owned by a Family Trust, which entity is owned by family members of Dan Borgen, who serves as a member of and as President of such entity, which securities Mr. Borgen is deemed to beneficially own.

(5) Includes options to purchase 30,000 shares of common stock which options have vested and are exercisable within 60 days of the Record Date.

(6) Includes options to purchase 210,000 shares of our common stock which options have vested and are exercisable within 60 days of the Record Date.

(7) Includes 4,000 shares of common stock held in the name of the Caylyn Harvey Trust and 1,800 shares of common stock held in the name of the Lexie Harvey Irrevocable Trust, which shares Mr. Harvey is deemed to beneficially own.

(8) Includes options to purchase 150,000 shares of common stock which options have vested and are exercisable within 60 days of the Record Date.

(9) To our knowledge, except as noted in the table above, no person or entity is the beneficial owner of more than 5% of the voting power of the Company’s common stock, or any series of preferred stock. Preferred Stock stockholders who have the right to convert such preferred stock into, and/or vote more than, 5% or more of our outstanding common stock, but which do not own more than 5% of our common stock prior to such conversion(s) as of the Record Date, are listed in the specific table relating to the preferred stock shares which they own.

(10) Address is 467 Central Park West, NY, NY 10025. Based on information reported on Schedule 13G/A filed by Laurence W. Lytton with the SEC on February 16, 2021, which has not been independently verified.

(11) Address is P.O. Box 7080, San Carlos, CA 94070. Based on information reported on Schedule 13G filed by Richard Jacinto II with the SEC on July 9, 2021, which has not been independently verified.

(12) Address is 902 Duke St, Shelby, North Carolina 28150-4719. All information comes from the Company’s Series A Convertible Preferred Stock stockholders list as maintained by the Company’s transfer agent. The Company has no knowledge of the individual beneficial owner of the shares held by the named stockholder.

(13) Less than 1% of the total voting shares.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at an annual meeting of stockholders of the Company consistent with rules promulgated under the Exchange Act, which in certain circumstances may call for the inclusion of qualifying proposals in the Company’s proxy statement for such annual meeting. Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 1331 Gemini Street, Suite 250, Houston, Texas 77058, not earlier than the close of business on January 26, 2022, and not later than the close of business on February 25, 2022, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after May 26, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2022 annual meeting or, if the first public announcement of the date of the fiscal 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2022 annual meeting.

Stockholder proposals must be in writing and must include (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (c) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (d) any material interest of the stockholder in such business; and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Exchange Act. The Board of Directors reserves the right to refuse to submit any proposal to stockholders at an annual meeting if, in its judgment, the information provided in the notice is inaccurate or incomplete, or does not comply with the requirements for stockholder proposals set forth in the Company’s Bylaws.

Stockholder nominations for director candidates must include (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Special Meeting other than that described above. If any other business should properly come before the Special Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Special Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple stockholders of the Company sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Vertex Energy, Inc., 1331 Gemini, Suite 250, Houston, Houston 77058, Attention: Investor Relations, or by telephone at (212) 321-5000 and we will promptly deliver such separate copy. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, upon written or oral request to the address or telephone number set forth above, we will promptly deliver a separate copy of the proxy materials to any stockholder of the Company at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements and other information with the SEC. Our SEC filings (reports, proxy and information statements, and other information) are available to the public over the Internet at the SEC’s website at www.sec.gov and are available for download, free of charge, soon after such reports are filed with or furnished to the SEC, on the “Investor Relations,” “SEC Filings” page of our website at www.vertexenergy.com. The web addresses of the SEC and the Company have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom or from whom it is unlawful to make such proxy solicitation in that jurisdiction. Stockholders should not rely on information that purports to be made by or on behalf of the Company other than that contained in this proxy statement. The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this proxy statement. This information statement is dated [____________], 2021. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this proxy statement.

This document is a proxy statement of the Company for the Special Meeting. We have not authorized anyone to give any information or make any representation regarding the matters set forth herein that is different from, or in addition to, the information or representations contained in this proxy statement. Therefore, if anyone does give you information or representations of this sort, you should not rely on it or them.

        Information on the Company’s website or the website of any subsidiary or affiliate of the Company is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the proxy statement, unless that information is also in this document.

Vertex has filed this proxy statement with the SEC in connection with the solicitation of proxies for the Vertex special meeting in connection with proposals described herein. This proxy statement incorporates important business and financial information about Vertex from other documents that are not included in or delivered with this proxy statement. Vertex stockholders will be able to obtain copies of this proxy statement, any amendments or supplements to this proxy statement, and other documents filed by Vertex with the SEC in connection with the Vertex special meeting, or otherwise (including, but not limited to its Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which each include various risk factors regarding the operations of Vertex, and the definitive proxy statement on Schedule 14A filed by Vertex in connection with its 2021 annual meeting of stockholders, which includes information regarding the employment agreements of our executive officers) for no charge at the SEC’s website at www.sec.gov. Copies of Vertex’s filings with the SEC are available to investors without charge by request made to Vertex in writing or by telephone with the following contact information:

Chris Carlson, Corporate Secretary

1331 Gemini Street, Suite 250

Houston, Texas 77058

Telephone: (866) 660-8156

Email: chrisc@vertexenergy.com

TO RECEIVE TIMELY DELIVERY OF THESE MATERIALS, YOU MUST MAKE YOUR REQUESTS NO LATER THAN FIVE BUSINESS DAYS BEFORE THE DATE OF THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, FAX, BY TELEPHONE OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF COMMON STOCK ARE REPRESENTED AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

Annex A

VERTEX ENERGY, INC.

AND

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

INDENTURE

Dated as of November 1, 2021

6.25% Convertible Senior Notes due 2027

i

ii

Article 9
Holders’ Meetings

Section 9.01.	Purpose of Meetings	54
Section 9.02.	Call of Meetings by Trustee	55
Section 9.03.	Call of Meetings by Company or Holders	55
Section 9.04.	Qualifications for Voting	55
Section 9.05.	Regulations	55
Section 9.06.	Voting	56
Section 9.07.	No Delay of Rights by Meeting	56

Article 10
Supplemental Indentures

Section 10.01.	Supplemental Indentures Without Consent of Holders	57
Section 10.02.	Supplemental Indentures with Consent of Holders	58
Section 10.03.	Effect of Supplemental Indentures	59
Section 10.04.	Notation on Notes	59
Section 10.05.	Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee	59

Article 11
Consolidation, Merger, Sale, Conveyance and Lease

Section 11.01.	Company May Consolidate, Etc. on Certain Terms	60
Section 11.02.	Successor Corporation to Be Substituted	60

Article 12
Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01.	Indenture and Notes Solely Corporate Obligations	61

Article 13
[Intentionally Omitted]

Article 14
Conversion of Notes

Section 14.01.	Conversion Privilege	61
Section 14.02.	Conversion Procedure; Settlement Upon Conversion	64
Section 14.03.	Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or during a Redemption Period	69
Section 14.04.	Adjustment of Conversion Rate	72
Section 14.05.	Adjustments of Prices	81
Section 14.06.	Shares to Be Fully Paid	82
Section 14.07.	Effect of Recapitalizations, Reclassifications and Changes of the Common Stock	82

iii

iv

EXHIBIT

Exhibit A	Form of Note

Exhibit B	Accretion Schedule

v

INDENTURE dated as of November 1, 2021 between VERTEX ENERGY, INC., a Nevada corporation, as issuer (the “Company,” as more fully set forth in Section 1.01) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee,” as more fully set forth in Section 1.01).

W I T N E S S E T H:

WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its 6.25% Convertible Senior Notes due 2027 (the “Notes”), initially in an aggregate principal amount at maturity not to exceed $155,000,000, and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture; and

WHEREAS, the Form of Note, the certificate of authentication to be borne by each Note, the Form of Notice of Conversion, the Form of Fundamental Change Repurchase Notice and the Form of Assignment and Transfer to be borne by the Notes are to be substantially in the forms herein provided; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and this Indenture a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issuance hereunder of the Notes have in all respects been duly authorized.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes (except as otherwise provided below), as follows:

Article 1
Definitions

Section 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. The words “herein,” “hereof,” “hereunder” and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

“1% Provision” shall have the meaning specified in Section 14.04(l).

“Accredited Investors” means “accredited investors” as defined in Rule 501(a) of Regulation D under the Securities Act.

A-1

“Accreted Principal Amount” means, as of any date of determination, the amount per $1,000 principal amount of Notes as determined as of such date and calculated in accordance with Exhibit B to this Indenture. For the avoidance of doubt, the Accreted Principal Amount on the Maturity Date will be $1,000 per $1,000 principal amount of Notes.

“Additional Interest” means all amounts, if any, payable pursuant to Section 4.06(d) and Section 6.03, as applicable.

“Additional Shares” shall have the meaning specified in Section 14.03(a).

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, the determination of whether one Person is an “Affiliate” of another Person for purposes of this Indenture shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder.

“Bid Solicitation Agent” means the Company or the Person appointed by the Company to solicit bids for the Trading Price of the Notes in accordance with Section 14.01(b)(i). The Company shall initially act as the Bid Solicitation Agent.

“Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act for it hereunder.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed. However, solely for purposes of Section 17.06, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.”

“Capital Stock” means, for any entity, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that entity, but shall not include any debt securities convertible or exchangeable for any securities otherwise constituting Capital Stock pursuant to this definition until so converted or exchanged.

“Cash Settlement” shall have the meaning specified in Section 14.02(a).

“Clause A Distribution” shall have the meaning specified in Section 14.04(c).

A-2

“Clause B Distribution” shall have the meaning specified in Section 14.04(c).

“Clause C Distribution” shall have the meaning specified in Section 14.04(c).

“close of business” means 5:00 p.m. (New York City time).

“Combination Settlement” shall have the meaning specified in Section 14.02(a).

“Commission” means the U.S. Securities and Exchange Commission.

“Common Equity” of any Person means Capital Stock of such Person that is generally entitled (a) to vote in the election of directors of such Person or (b) if such Person is not a corporation, to vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management or policies of such Person.

“Common Stock” means the common stock of the Company, $0.001 par value per share, at the date of this Indenture, subject to Section 14.07.

“Company” shall have the meaning specified in the first paragraph of this Indenture, and subject to the provisions of Article 11, shall include its successors and assigns.

“Company Order” means a written order of the Company signed by any of its Officers and delivered to the Trustee.

“Conversion Agent” shall have the meaning specified in Section 4.02.

“Conversion Consideration” shall have the meaning specified in Section 14.12(a).

“Conversion Date” shall have the meaning specified in Section 14.02(c).

“Conversion Obligation” shall have the meaning specified in Section 14.01(a).

“Conversion Price” means as of any time, $1,000, divided by the Conversion Rate as of such time.

“Conversion Rate” shall have the meaning specified in Section 14.01(a).

“Corporate Event” shall have the meaning specified in Section 14.01(b)(iii).

“Corporate Trust Office” means the designated office of the Trustee at which at any time this Indenture shall be administered, which office at the date hereof is located at U.S. Bank National Association, 8 Greenway Plaza, Suite 1100, Houston, Texas 77046, Attention: A. Hoyos (Vertex Energy, Inc. Administrator), or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the designated corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the Holders and the Company).

A-3

“Custodian” means the Trustee, as custodian for The Depository Trust Company, with respect to the Global Notes, or any successor entity thereto.

“Daily Conversion Value” means, for each of the 25 consecutive Trading Days during the Observation Period, one-twenty-fifth (1/25th) of the product of (a) the Conversion Rate on such Trading Day and (b) the Daily VWAP for such Trading Day.

“Daily Measurement Value” means the Specified Dollar Amount, if any, divided by 25.

“Daily Settlement Amount,” for each of the 25 consecutive Trading Days during the Observation Period, shall consist of: (A) cash in an amount equal to the lesser of (i) the Daily Measurement Value and (ii) the Daily Conversion Value on such Trading Day; and (B) if the Daily Conversion Value on such Trading Day exceeds the Daily Measurement Value, a number of shares of Common Stock equal to (i) the difference between the Daily Conversion Value and the Daily Measurement Value, divided by (ii) the Daily VWAP for such Trading Day.

“Daily VWAP” means, for each of the 25 consecutive Trading Days during the relevant Observation Period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “VTNR <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or if such volume-weighted average price is unavailable, the market value of one share of the Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). The “Daily VWAP” shall be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

“Default Settlement Method” means Cash Settlement; provided, however, that upon the Company obtaining the Stockholder Approval, the Default Settlement Method shall automatically be changed to Physical Settlement and the Company shall promptly either post an announcement on its website or issue a report on Form 8-K (or any successor form) disclosing such change in Default Settlement Method. The Company may from time to time change the Default Settlement Method by sending written notice of the new Default Settlement Method to the Holders, the Trustee and the Conversion Agent (if other than the Trustee) prior to July 1, 2027, all in accordance with, and subject to, the second paragraph of Section 14.02(a)(iii).

“Defaulted Amounts” means any amounts on any Note (including, without limitation, the Redemption Price, the Special Mandatory Redemption Price, the Fundamental Change Repurchase Price, principal and interest) that are payable but are not punctually paid or duly provided for.

A-4

“Depositary” means, with respect to each Global Note, the Person specified in Section 2.05(c) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, “Depositary” shall mean or include such successor.

“Designated Financial Institution” shall have the meaning specified in Section 14.12(a).

“Distributed Property” shall have the meaning specified in Section 14.04(c).

“Effective Date” shall have the meaning specified in Section 14.03(c), except that, as used in Section 14.04 and Section 14.05, “Effective Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant share split or share combination, as applicable. For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of shares of Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

“Eligible Escrow Investments” means (1) Government Securities maturing no later than the Business Day preceding the Escrow End Date, (2) money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Securities Act, and rated “AAAm” or “AAAm-G” by S&P and “Aaa” if rated by Moody’s, including any mutual fund for which the Escrow Agent or its affiliate serves as investment manager, administrator, shareholder servicing agent, and/or custodian, (3) U.S. dollar denominated deposit accounts with domestic national or commercial banks, including the Escrow Agent or an affiliate of the Escrow Agent, that have short term issuer rating on the date of purchase of “A-1+” or “A-1” by S&P or “Prime 1” or better by Moody’s and maturing no more than 360 days after the date of purchase and (4) such other short-term liquid investments which are available to the Escrow Agent and in which the Escrowed Property may be invested in accordance with the Escrow Agreement (including the U.S. Bank Money Market Deposit Account).

“Escrow Account” shall have the meaning specified in Section 4.11(a).

“Escrow Agent” means U.S. Bank National Association, or its successors from time to time.

“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, among the Company, the Trustee and the Escrow Agent, as amended, supplemented or otherwise modified from time to time.

“Escrow Conditions” means:

(a)          all conditions precedent to the Company’s obligation to consummate the Mobile Acquisition will have been satisfied or waived in accordance with the terms of the Refinery Purchase Agreement (other than those conditions that by their terms are to be satisfied substantially concurrently with the consummation of the Mobile Acquisition); and

A-5

(b)          the Escrowed Funds will be used to consummate the Mobile Acquisition, additional capital projects at the Mobile Refinery and/or to pay associated costs and expenses therewith.

“Escrow End Date” means April 1, 2022.

“Escrow Release” shall have the meaning specified in Section 4.11(c).

“Escrow Release Date” shall have the meaning specified in Section 4.11(c).

“Escrow Release Certificate” shall have the meaning specified in Section 4.11(c).

“Escrowed Funds” shall have the meaning specified in Section 4.11(a).

“Event of Default” shall have the meaning specified in Section 6.01.

“Ex-Dividend Date” means the first date on which shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Company or, if applicable, from the seller of Common Stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market. For the avoidance of doubt, any alternative trading convention on the applicable exchange or in the applicable market in respect of shares of the Common Stock under a separate ticker symbol or CUSIP number shall not be considered “regular way” for this purpose.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Election” shall have the meaning specified in Section 14.12(a).

“Form of Assignment and Transfer” means the “Form of Assignment and Transfer” attached as Attachment 3 to the Form of Note attached hereto as Exhibit A.

“Form of Fundamental Change Repurchase Notice” means the “Form of Fundamental Change Repurchase Notice” attached as Attachment 2 to the Form of Note attached hereto as Exhibit A.

“Form of Note” means the “Form of Note” attached hereto as Exhibit A.

“Form of Notice of Conversion” means the “Form of Notice of Conversion” attached as Attachment 1 to the Form of Note attached hereto as Exhibit A.

“Freely Tradeable” means, with respect to any security of the Company, that such security would be eligible to be offered, sold or otherwise transferred pursuant to Rule 144 under the Securities Act if held by a Person that is not an Affiliate of the Company, and that has not been an Affiliate of the Company during the immediately preceding three months, without any requirements as to volume, manner of sale, availability of current public information or notice under the Securities Act (except that any such requirement as to the availability of current public information will be disregarded if the same is satisfied at that time).

A-6

“Fundamental Change” shall be deemed to have occurred at the time after the Notes are originally issued if any of the following occurs:

(a)          a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than the Company, its direct or indirect Wholly-Owned Subsidiaries and the employee benefit plans of the Company and its Wholly-Owned Subsidiaries, has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of Common Stock of the Company representing more than 50% of the voting power of the Common Stock of the Company and has filed a Schedule TO (or any successor schedule, form or report) or any schedule, form or report under the Exchange Act that discloses such fact, unless such beneficial ownership arises solely as a result of a revocable proxy delivered in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act and is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act; provided that no person or group shall be deemed to be the beneficial owner of any securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or group until such tendered securities are accepted for purchase or exchange under such offer;

(b)          the consummation of (A) any recapitalization, reclassification or change of the Common Stock (other than a change to par value or from par value to no par value or changes resulting from a subdivision or combination) as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of the Company pursuant to which the Common Stock will be converted into cash, securities or other property or assets; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any Person other than one or more of the Company’s direct or indirect Wholly-Owned Subsidiaries; provided, however, that neither (i) a transaction described in clause (A) or clause (B) in which the holders of all classes of the Company’s Common Equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of Common Equity of the continuing or surviving corporation or transferee or the direct or indirect parent thereof immediately after such transaction in substantially the same proportions (relative to each other) as such ownership immediately prior to such transaction nor (ii) any merger of the Company solely for the purpose of change its jurisdiction of incorporation that results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity shall, in each case, be a Fundamental Change pursuant to this clause (b); and provided, further, that the Sale Transaction shall not be treated as a sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, to the extent the Sale Transaction would otherwise fall under clause (C) above;

(c)          the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

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the Common Stock (or other common stock underlying the Notes) ceases to be listed or quoted on any of The Nasdaq Capital Market, The Nasdaq Global Select Market, The New York Stock Exchange, NYSE American, or The Nasdaq Global Market (or any of their respective successors) and is not listed or quoted on one of The Nasdaq Capital Market, The Nasdaq Global Select Market, The New York Stock Exchange, NYSE American, or The Nasdaq Global Market (or any of their respective successors) within one Trading Day of such cessation.provided, however, that a transaction or transactions described in clause (a) or clause (b) above shall not constitute a Fundamental Change, if at least 90% of the consideration received or to be received by the common stockholders of the Company, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The Nasdaq Capital Market, The Nasdaq Global Select Market, The New York Stock Exchange, NYSE American, or The Nasdaq Global Market (or any of their respective successors) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions such consideration, excluding cash payments for fractional shares and cash payments made in respect of dissenters’ appraisal rights (subject to the provisions of Section 14.02(a), Section 14.04 and Section 14.03) becomes Reference Property for the Notes. If any transaction in which the Common Stock is replaced by the securities of another entity occurs, following completion of any related Make-Whole Fundamental Change Period (or, in the case of a transaction that would have been a Fundamental Change or a Make-Whole Fundamental Change but for the proviso immediately following clause (d) of this definition, following the effective date of such transaction) references to the Company in this definition shall instead be references to such other entity.

For purposes of this definition, any transaction that constitutes a Fundamental Change pursuant to both clause (a) and clause (b) of this definition (without regard to the first proviso in clause (b)) shall be deemed a Fundamental Change solely under clause (b) of such definition (subject to such proviso).

“Fundamental Change Company Notice” shall have the meaning specified in Section 15.02(c).

“Fundamental Change Repurchase Date” shall have the meaning specified in Section 15.02(a).

“Fundamental Change Repurchase Notice” shall have the meaning specified in Section 15.02(b)(i).

“Fundamental Change Repurchase Price” shall have the meaning specified in Section 15.02(a).

The terms “given”, “mailed”, “notify,” “delivered” or “sent” with respect to any notice to be given to a Holder pursuant to this Indenture, including in circumstances pursuant to which such notice must be “written,” shall mean notice (x) given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices or procedures at the Depositary (in the case of a Global Note) or (y) mailed to such Holder by first class mail, postage prepaid, at its address as it appears on the Note Register (in the case of a Physical Note), in each case, in accordance with Section 17.03. Notice so “given” shall be deemed to include any notice to be “mailed” or “delivered,” as applicable, under this Indenture.

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“Global Note” shall have the meaning specified in Section 2.05(b).

“Government Securities” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer’s option.

“Holder,” as applied to any Note, or other similar terms (but excluding the term “beneficial holder”), means any Person in whose name at the time a particular Note is registered on the Note Register.

“Indenture” means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

“Interest Payment Date” means each April 1 and October 1 of each year, beginning on April 1, 2022.

“Last Reported Sale Price” of the Common Stock (or any other security for which a last reported sale price must be determined) on any date means the closing sale price (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) per share of the Common Stock (or such other security) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or such other security) is traded. If the Common Stock (or such other security) is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “Last Reported Sale Price” shall be the last quoted bid price per share of the Common Stock (or such other security) in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock (or such other security) is not so quoted, the “Last Reported Sale Price” shall be the average of the mid-point of the last bid and ask prices per share of the Common Stock (or such other security) on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose. The “Last Reported Sale Price” shall be determined without regard to after-hours trading or any other trading outside of regular trading session hours.

The “Liquidity Conditions” with respect to the Optional Redemption of any Notes will be satisfied if each of the following has been satisfied as of the date the Company sends the related Redemption Notice and is reasonably expected by the Company to continue to be satisfied through at least the 30th calendar day after the Redemption Date for such Optional Redemption: (i) the Company has satisfied the reporting conditions (including, for the avoidance of doubt, the requirement for current Form 10 information) set forth in Rule 144(c) and (i)(2) under the Securities Act; and (ii) the shares of Common Stock, if any, issued or issuable upon conversion of the Notes are Freely Tradeable; provided, however, that the Liquidity Conditions will also be deemed to be satisfied with respect to such Optional Redemption if, in accordance with the provisions described in Section 14.02, the Company elects to settle all conversions of Notes called (or deemed called) for Optional Redemption with a Conversion Date that occurs during the related Redemption Period by Cash Settlement.

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“Make-Whole Fundamental Change” means any transaction or event that constitutes a Fundamental Change (as defined above and determined after giving effect to any exceptions to, or exclusions from, such definition, but without regard to the proviso in clause (b) of the definition thereof).

“Make-Whole Fundamental Change Period” shall have the meaning specified in Section 14.03(a).

“Market Disruption Event” means, for the purposes of determining amounts due upon conversion, (a) a failure by the primary U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading to open for trading during its regular trading session or (b) the occurrence or existence prior to 1:00 p.m., New York City time, on any Scheduled Trading Day for the Common Stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Maturity Date” means October 1, 2027.

“Measurement Period” shall have the meaning specified in Section 14.01(b)(i).

“Merger Event” shall have the meaning specified in Section 14.07(a).

“Mobile Acquisition” means the transactions contemplated by the Refinery Purchase Agreement.

“Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business.

“Note” or “Notes” shall have the meaning specified in the first paragraph of the recitals of this Indenture.

“Note Register” shall have the meaning specified in Section 2.05(a).

“Note Registrar” shall have the meaning specified in Section 2.05(a).

“Notice of Conversion” shall have the meaning specified in Section 14.02(b).

“Notice of Redemption” shall have the meaning specified in Section 16.03(a).

“Observation Period” with respect to any Note surrendered for conversion means: (i) subject to clause (ii), if the relevant Conversion Date occurs prior to July 1, 2027, the 25 consecutive Trading Day period beginning on, and including, the second Trading Day immediately succeeding such Conversion Date; (ii) if the relevant Conversion Date with respect to such Notes occurs during the related Redemption Period, the 25 consecutive Trading Days beginning on, and including, the 26th Scheduled Trading Day immediately preceding such Redemption Date; and (iii) subject to clause (ii) of this definition above, if the relevant Conversion Date occurs on or after July 1, 2027, the 25 consecutive Trading Days beginning on, and including, the 26th Scheduled Trading Day immediately preceding the Maturity Date.

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“Officer” means, with respect to the Company, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Legal Officer, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title “Vice President”).

“Officer’s Certificate,” when used with respect to the Company, means a certificate that is delivered to the Trustee and that is signed by any Officer of the Company. Each such certificate shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section. The Officer giving an Officer’s Certificate pursuant to Section 4.08 shall be the principal executive, financial or accounting officer of the Company.

“open of business” means 9:00 a.m. (New York City time).

“Opinion of Counsel” means an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel who is reasonably acceptable to the Trustee, which opinion may contain customary exceptions and qualifications as to the matters set forth therein, that is delivered to the Trustee. Each such opinion shall include the statements provided for in Section 17.05 if and to the extent required by the provisions of such Section 17.05.

“Optional Redemption” shall have the meaning specified in Section 16.02.

“outstanding,” when used with reference to Notes, shall, subject to the provisions of Section 8.04, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except:

(a)          Notes theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

(b)          Notes, or portions thereof, that have become due and payable and in respect of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent);

(c)          Notes that have been paid pursuant to Section 2.08 or Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Trustee is presented that any such Notes are held by protected purchasers in due course;

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(d)          Notes converted pursuant to Article 14 and required to be cancelled pursuant to Section 2.08;

(e)          Notes redeemed pursuant to Article 16; and

(f)           Notes repurchased by the Company pursuant to the penultimate sentence of Section 2.10 and delivered to the Trustee for cancellation.

“Partial Redemption Limitation” shall have the meaning specified in Section 16.06.

“Paying Agent” shall have the meaning specified in Section 4.02.

“Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

“Physical Notes” means permanent certificated Notes in registered form issued in denominations of $1,000 principal amount and integral multiples thereof.

“Physical Settlement” shall have the meaning specified in Section 14.02(a).

“Predecessor Note” of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.06 in lieu of or in exchange for a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note that it replaces.

“Private Placement Memorandum” means the preliminary private placement memorandum dated October 25, 2021, as supplemented by the related pricing term sheet dated October 26, 2021, relating to the offering and sale of the Notes.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock (or other applicable security) have the right to receive any cash, securities or other property or in which the Common Stock (or such other security) is exchanged for or converted into any combination of cash, securities or other property, the time and date fixed for determination of holders of the Common Stock (or such other security) entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors, by statute, by contract or otherwise).

“Redemption Date” shall have the meaning specified in Section 16.03(a).

“Redemption Notice Date” shall have the meaning specified in Section 16.02.

“Redemption Period” means, with respect to any Optional Redemption or Special Mandatory Redemption of Notes pursuant to Article 16, the period from, and including, the Redemption Notice Date for such Optional Redemption or Special Redemption Notice Date for such Special Mandatory Redemption, as applicable, to, and including, the close of business on the second Scheduled Trading Day immediately preceding the Redemption Date (or, if the Company defaults in the payment of the Redemption Price or the Special Mandatory Redemption Price, until the close of business on the Scheduled Trading Day immediately preceding the date on which the Redemption Price or Special Mandatory Redemption Price, as applicable, has been paid or duly provided for).

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“Redemption Price” means, for any Notes to be redeemed pursuant to an Optional Redemption, 100% of the Accreted Principal Amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date (unless the Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case the Company will pay, on or, at the Company’s election, before such Interest Payment Date, the full amount of accrued and unpaid interest to the Holders of record of such Notes as of the close of business on such Regular Record Date, and the Redemption Price will be equal to 100% of the Accreted Principal Amount of such Notes to be redeemed).

“Reference Property” shall have the meaning specified in Section 14.07(a).

“Refinery Purchase Agreement” means that that certain Sale and Purchase Agreement, dated as of May 26, 2021 (as may be amended or restated from time to time), by and among Vertex Operating, Equilon Enterprises LLC d/b/a Shell Oil Products US and/or Shell Chemical LP and/or Shell Oil Company (“Seller”) to purchase the Seller’s Mobile, Alabama refinery, certain real property associated therewith, and related assets, including all inventory at the refinery as of closing and certain equipment, rolling stock, and other personal property associated with the Mobile refinery, together with all exhibits, annexes, schedules and other disclosure letters thereto and after giving effect to any alteration, amendment, modification, supplement or waiver thereto; provided that any alteration, amendment, modification, supplement or express waiver or consent granted by the Company or Vertex Operating shall be given effect solely if such alteration, amendment, modification, supplement or express waiver or consent is not, in the good faith determination of the Board of Directors or a committee thereof, materially adverse to the interests of the Holders of the Notes.

“Regular Record Date,” with respect to any Interest Payment Date, means the March 15 or September 15 (whether or not such day is a Business Day), as the case may be, immediately preceding the applicable April 1 or October 1 Interest Payment Date, respectively.

“Reorganization Merger Event” means a Merger Event that is solely for the purpose of changing the jurisdiction of organization of the Company that (x) does not constitute a Fundamental Change or a Make-Whole Fundamental Change and (y) results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity and such common stock becomes Reference Property for the Notes.

“Responsible Officer” means, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any senior vice president, vice president, assistant vice president, any trust officer or assistant trust officer, or any other officer of the Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter relating to this Indenture is referred because of such person’s knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of this Indenture.

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“Restricted Securities” shall have the meaning specified in Section 2.05(c).

“Restrictive Notes Legend” shall have the meaning specified in Section 2.05(c).

“Restrictive Stock Legend” shall have the meaning specified in Section 2.05(d).

“Rule 144” means Rule 144 as promulgated under the Securities Act.

“Rule 144A” means Rule 144A as promulgated under the Securities Act.

“S&P” means Standard & Poor’s Ratings Group, and any successor to its rating agency business.

“Safety-Kleen” means Safety-Kleen Systems, Inc., a Wisconsin corporation.

“Sale Transaction” means a sale of the UMO Business pursuant to the terms of that certain Asset Purchase Agreement, dated as of June 28, 2021 (as may be amended or restated from time to time), by and among the Company, Vertex Operating, Vertex Refining LA, LLC, Vertex Refining OH, LLC, Cedar Marine Terminals, L.P., H & H Oil, L.P., as sellers, and Safety-Kleen, as purchaser, pursuant to which Safety-Kleen shall acquire the UMO Business; provided, that any alteration, amendment, modification, supplement or express waiver or consent granted by us, Vertex Operating, Vertex Refining LA, LLC, Vertex Refining OH, LLC, Cedar Marine Terminals, L.P. or H & H Oil, L.P., shall be given effect solely if such alteration, amendment, modification, supplement or express waiver or consent is not, in the good faith determination of the Board of Directors, materially adverse to the interests of the Holders of the Notes.

“Scheduled Trading Day” means a day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange or market on which the Common Stock is listed or admitted for trading. If the Common Stock is not so listed or admitted for trading, “Scheduled Trading Day” means a Business Day.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Settlement Amount” shall have the meaning specified in Section 14.02(a)(iv).

“Settlement Method” means, with respect to any conversion of Notes, Physical Settlement, Cash Settlement or Combination Settlement, as elected (or deemed to have been elected) by the Company.

“Settlement Method Election Date” shall have the meaning specified in Section 14.02(a)(iii).

“Settlement Notice” shall have the meaning specified in Section 14.02(a)(iii).

“Share Threshold” means 12,650,514 shares of Common Stock.

“Significant Subsidiary” means a Subsidiary of the Company that meets the definition of “significant subsidiary” in Rule 1-02(w) of Regulation S-X under the Exchange Act; provided that, in the case of a Subsidiary that meets the criteria of clause (1)(iii) of the definition thereof but not clause (1)(i) or (1)(ii) thereof, in each case, as such rule is in effect on the date hereof, such Subsidiary shall be deemed not to be a Significant Subsidiary unless the Subsidiary’s income (or loss) from continuing operations before income taxes exclusive of amounts attributable to any non-controlling interests for the last completed fiscal year prior to the date of such determination exceeds $5,000,000. For the avoidance of doubt, to the extent any such Subsidiary would not be deemed to be a “significant subsidiary” under the relevant definition set forth in Article 1, Rule 1-02 of Regulation S-X (or any successor rule) as in effect on the relevant date of determination, such Subsidiary shall not be deemed to be a “significant subsidiary” under the indenture irrespective of whether such Subsidiary would otherwise be deemed to be a “significant subsidiary” pursuant to the immediately preceding sentence.

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“Special Mandatory Redemption” shall have the meaning specified in Section 16.01(a).

“Special Mandatory Redemption Date” shall have the meaning specified in Section 16.01(b).

“Special Mandatory Redemption Event” shall have the meaning specified in Section 16.01(a).

“Special Mandatory Redemption Notice” shall have the meaning specified in Section 16.01(b).

“Special Mandatory Redemption Price” shall have the meaning specified in Section 16.01(a).

“Special Redemption Notice Date” shall have the meaning specified in Section 16.01(b).

“Specified Dollar Amount” means the maximum cash amount per $1,000 principal amount of Notes to be received upon conversion as specified in the Settlement Notice (or deemed specified as provided in Section 14.02(a)(iii)) related to any converted Notes.

“Spin-Off” shall have the meaning specified in Section 14.04(c).

“Stock Price” shall have the meaning specified in Section 14.03(c).

“Stockholder Approval” shall have the meaning specified in Section 14.01(a).

“Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

“Successor Company” shall have the meaning specified in Section 11.01(a).

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“Trading Day” means, except for determining amounts due upon conversion as set forth below, a day on which (i) trading in the Common Stock (or other security for which a last reported sale price must be determined) generally occurs on The Nasdaq Capital Market or, if the Common Stock (or such other security) is not then listed on The Nasdaq Capital Market, on the principal other U.S. national or regional securities exchange on which the Common Stock (or such other security) is then listed or, if the Common Stock (or such other security) is not then listed on a U.S. national or regional securities exchange, on the principal other market (including an over-the-counter market) on which the Common Stock (or such other security) is then traded and (ii) a Last Reported Sale Price for the Common Stock (or last reported sale price for such other security) is available on such securities exchange or market; provided that if the Common Stock (or such other security) is not so listed or traded, “Trading Day” means a Business Day; and provided, further that, for purposes of determining amounts due upon conversion only, “Trading Day” means a day on which (x) there is no Market Disruption Event and (y) trading in the Common Stock generally occurs on The Nasdaq Capital Market or, if the Common Stock is not then listed on The Nasdaq Capital Market, on the principal other U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading, except that if the Common Stock is not so listed or admitted for trading, “Trading Day” means a Business Day.

“Trading Price” of the Notes on any date of determination means the average of the secondary market bid quotations obtained by the Bid Solicitation Agent (who may, for the avoidance of doubt, be the Company) for $2,000,000 principal amount of Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers the Company selects for this purpose; provided that if three such bids cannot reasonably be obtained by the Bid Solicitation Agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Bid Solicitation Agent, that one bid shall be used. If the Bid Solicitation Agent cannot reasonably obtain at least one bid for $2,000,000 aggregate principal amount of Notes from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate.

“transfer” shall have the meaning specified in Section 2.05(c).

“Trigger Event” shall have the meaning specified in Section 14.04(c).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, the term “Trust Indenture Act” shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939, as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this Indenture until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder.

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“UMO Business” means the Company’s Marrero used oil refinery in Louisiana (currently owned by Vertex Refining LA, LLC); the Company’s Heartland used oil refinery in Ohio (currently owned by Vertex Refining OH, LLC); the Company’s H & H Oil, L.P. and Heartland used motor oil collections business; the Company’s oil filters and absorbent materials recycling facility in East Texas; and the rights Cedar Marine Terminals, L.P. holds to a lease on the Cedar Marine terminal in Baytown, Texas, and the Company’s NickCo filter recycling plant.

“unit of Reference Property” shall have the meaning specified in Section 14.07(a).

“Valuation Period” shall have the meaning specified in Section 14.04(c).

“Vertex Operating” means Vertex Energy Operating, LLC, a Texas limited liability company and a wholly-owned Subsidiary of the Company.

“Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, except that, solely for purposes of this definition, the reference to “more than 50%” in the definition of “Subsidiary” shall be deemed replaced by a reference to “100%.”

Section 1.02. References to Interest. Unless the context otherwise requires, any reference to interest on, or in respect of, any Note in this Indenture shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of Section 4.06(d) and Section 6.03. Unless the context otherwise requires, any express mention of Additional Interest in any provision hereof shall not be construed as excluding Additional Interest in those provisions hereof where such express mention is not made.

Section 1.03. References to Principal Amount. Unless otherwise expressly indicated in this Indenture, any reference to the principal amount of the Notes is to $1,000 principal amount at maturity of the Notes and references to the Conversion Price per $1,000 principal amount of Notes are to $1,000 principal amount at maturity of the Notes (and not the Accreted Principal Amount of the Notes on any particular date) divided by the applicable Conversion Rate.

Article 2
Issue, Description, Execution, Registration and Exchange of Notes

Section 1.01. Designation and Amount. The Notes shall be designated as the “6.25% Convertible Senior Notes due 2027.” The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is initially limited to $155,000,000 (principal amount at maturity), subject to Section 2.10 and except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of other Notes to the extent expressly permitted hereunder.

Section 2.02. Form of Notes. The Notes and the Trustee’s certificate of authentication to be borne by such Notes shall be substantially in the respective forms set forth in Exhibit A, the terms and provisions of which shall constitute, and are hereby expressly incorporated in and made a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the case of any conflict between this Indenture and a Note, the provisions of this Indenture shall control and govern to the extent of such conflict.

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Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian or the Depositary, or as may be required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or designated for issuance or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends or endorsements as the Officer executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, or to conform to usage or to indicate any special limitations or restrictions to which any particular Notes are subject.

Each Global Note shall represent such principal amount of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect redemptions, repurchases, cancellations, conversions, transfers or exchanges permitted hereby. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Notes in accordance with this Indenture. Payment of principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, a Global Note shall be made to the Holder of such Note on the date of payment, unless a record date or other means of determining Holders eligible to receive payment is provided for herein.

Section 2.03. Date and Denomination of Notes; Payments of Interest and Defaulted Amounts. (a) The Notes shall be issuable in registered form without coupons in minimum denominations of $1,000 principal amount and integral multiples thereof. Each Note shall be dated the date of its authentication and shall bear cash interest from the date specified on the face of such Note. Accrued interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for partial months, on the basis of the number of days actually elapsed in a 30-day month.

(b)          The Person in whose name any Note (or its Predecessor Note) is registered on the Note Register at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date. The principal amount or Accreted Principal Amount of any Note, as applicable, (x) in the case of any Physical Note, shall be payable at the office or agency of the Company maintained by the Company for such purposes in the United States of America, which shall initially be the Corporate Trust Office and (y) in the case of any Global Note, shall be payable by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Company shall pay, or cause the Paying Agent to pay, interest (i) on any Physical Notes (A) to Holders holding Physical Notes having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of these Notes at their address as it appears in the Note Register and (B) to Holders holding Physical Notes having an aggregate principal amount of more than $5,000,000, either by check mailed to each such Holder or, upon written application by such a Holder to the Paying Agent in a form reasonably satisfactory to the Paying Agent not later than the relevant Regular Record Date, by wire transfer in immediately available funds to that Holder’s account within the United States if such Holder has provided the Trustee or the Paying Agent (if other than the Trustee) with the requisite information necessary to make such wire transfer, which written application shall remain in effect until the Holder notifies, in writing, the Note Registrar to the contrary or (ii) on any Global Note by wire transfer of immediately available funds to the account of the Depositary or its nominee.

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(c)           Any Defaulted Amounts shall forthwith cease to be payable to the Holder on the relevant payment date but shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, such relevant payment date, and such Defaulted Amounts together with such interest thereon shall be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

(i)            The Company may elect to make payment of any Defaulted Amounts to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Amounts, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of the Defaulted Amounts proposed to be paid on each Note and the date of the proposed payment (which shall be not less than 25 days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Amounts or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Amounts as in this clause provided. Thereupon the Company shall fix a special record date for the payment of such Defaulted Amounts which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment, and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment (unless the Trustee shall consent to an earlier date). The Company shall promptly notify the Trustee in writing of such special record date at least five (5) Business Days before such notice is to be sent to the Holders and the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Amounts and the special record date therefor to be delivered to each Holder not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Amounts and the special record date therefor having been so delivered, such Defaulted Amounts shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause (ii) of this Section 2.03(c). The Trustee shall have no responsibility whatsoever for the calculation of the Defaulted Amounts.

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(ii)           The Company may make payment of any Defaulted Amounts in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes may be listed or designated for issuance, and upon such notice as may be required by such exchange or automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

Section 2.04. Execution, Authentication and Delivery of Notes. The Notes shall be signed in the name and on behalf of the Company by the manual, facsimile or electronic signature of its Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary or any of its Executive or Senior Vice Presidents.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes, without any further action by the Company hereunder; provided, however, that the Trustee shall be entitled to receive an Officer’s Certificate and an Opinion of Counsel of the Company with respect to the issuance, authentication and delivery of such Notes.

Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the Form of Note attached as Exhibit A hereto, executed manually by an authorized officer of the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.10), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

In case any Officer of the Company who shall have signed any of the Notes shall cease to be such Officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such Officer of the Company; and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the Officers of the Company, although at the date of the execution of this Indenture any such person was not such an Officer.

Section 2.05. Exchange and Registration of Transfer of Notes; Restrictions on Transfer; Depositary. (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office or in any other office or agency of the Company designated pursuant to Section 4.02, the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. Such register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed the “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-Note Registrars in accordance with Section 4.02.

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Upon surrender for registration of transfer of any Note to the Note Registrar or any co-Note Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.05, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 4.02. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes that the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

All Notes presented or surrendered for registration of transfer or for exchange, repurchase, redemption or conversion shall (if so required by the Company, the Trustee, the Note Registrar or any co-Note Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and duly executed, by the Holder thereof or its attorney-in-fact duly authorized in writing.

No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent for any exchange or registration of transfer of Notes, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of new Notes issued upon such exchange or registration of transfer being different from the name of the Holder of the old Notes surrendered for exchange or registration of transfer.

None of the Company, the Trustee, the Note Registrar or any co-Note Registrar shall be required to exchange for other Notes or register a transfer of (i) any Notes surrendered for conversion or, if a portion of any Note is surrendered for conversion, such portion thereof surrendered for conversion, (ii) any Notes, or a portion of any Note, surrendered for repurchase (and not withdrawn) in accordance with Article 15 or (iii) any Notes selected for redemption in accordance with Article 16, except the unredeemed portion thereof. A Holder of a beneficial interest in a Global Note may transfer or exchange such beneficial interest in accordance with this Indenture and the applicable procedures of the Depository.

All Notes issued upon any registration of transfer or exchange of Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

(b)          So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, subject to the fourth paragraph from the end of Section 2.05(c) all Notes shall be represented by one or more Notes in global form (each, a “Global Note”) registered in the name of the Depositary or the nominee of the Depositary. Each Global Note shall bear the legend required on a Global Note set forth in Exhibit A hereto. The transfer and exchange of beneficial interests in a Global Note that does not involve the issuance of a Physical Note shall be effected through the Depositary (but not the Trustee or the Custodian) in accordance with this Indenture (including the restrictions on transfer set forth herein) and the appliable procedures of the Depositary therefor. Each Global Note will reflect the principal amount at maturity of the outstanding Notes and will not reflect the Accreted Principal Amount of outstanding Notes represented thereby. To the extent that a calculation of the Accreted Principal Amount is required at any given time, the Company will make such calculation in accordance with Section 17.15.

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(c)          Every Note that bears or is required under this Section 2.05(c) to bear the Restrictive Notes Legend (together with any Common Stock issued upon conversion of the Notes that is required to bear the legend set forth in Section 2.05(d), collectively, the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.05(c) (including the Restrictive Notes Legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.05(c) and Section 2.05(d), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

Any certificate evidencing some or all of the Notes (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.05(d), if applicable) shall bear a legend in substantially the following form (the “Restrictive Notes Legend”) (unless such Notes have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PURCHASE OF THIS SECURITY AND IS ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING THIS NOTE, AND

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(2) AGREES FOR THE BENEFIT OF VERTEX ENERGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR TO AN ACCREDITED INVESTOR THAT IS PURCHASING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF VERTEX ENERGY, INC. OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF VERTEX ENERGY, INC. DURING THE PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.

No transfer of any Note will be registered by the Note Registrar unless the applicable box on the Form of Assignment and Transfer has been checked.

Any Note (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Note for exchange to the Note Registrar in accordance with the provisions of this Section 2.05, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the Restrictive Notes Legend required by this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company and the Trustee reserve the right to require the delivery of such legal opinions, certifications or other evidence as may reasonably be required in order to determine that any proposed transfer of any Note is being made in compliance with the Securities Act and applicable state securities laws.

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Any Note that is repurchased or owned by any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months preceding) may not be resold by such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note, no longer being a “restricted security” (as defined under Rule 144). The Company shall cause any Note that is repurchased or owned by it to be surrendered to the Trustee for cancellation.

The Company shall be entitled to instruct the Custodian in writing to so surrender any Global Note as to which any of the conditions set forth in clause (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Custodian shall so surrender such Global Note for exchange; and any new Global Note so exchanged therefor shall not bear the Restrictive Notes Legend specified in this Section 2.05(c) and shall not be assigned a restricted CUSIP number. The Company shall promptly notify the Trustee promptly after a registration statement, if any, with respect to the Notes or any Common Stock issued upon conversion of the Notes has been declared effective under the Securities Act.

Notwithstanding any other provisions of this Indenture (other than the provisions set forth in this Section 2.05(c)), a Global Note may not be transferred as a whole or in part except (i) by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary and (ii) for exchange of a Global Note or a portion thereof for one or more Physical Notes in accordance with the second immediately succeeding paragraph.

The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Note. Initially, each Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as custodian for Cede & Co.

If (i) the Depositary notifies the Company at any time that the Depositary is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days, (ii) the Depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days or (iii) an Event of Default with respect to the Notes has occurred and is continuing and, subject to the Depositary’s applicable procedures, a beneficial owner of any Note requests that its beneficial interest therein be issued as a Physical Note, the Company shall execute, and the Trustee, upon receipt of an Officer’s Certificate and a Company Order for the authentication and delivery of Notes, shall authenticate and deliver (x) in the case of clause (iii), a Physical Note to such beneficial owner in a principal amount equal to the principal amount of such Note corresponding to such beneficial owner’s beneficial interest and (y) in the case of clause (i) or (ii), Physical Notes to each beneficial owner of the related Global Notes (or a portion thereof) in an aggregate principal amount equal to the aggregate principal amount of such Global Notes in exchange for such Global Notes, and upon delivery of the Global Notes to the Trustee such Global Notes shall be canceled.

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Physical Notes issued in exchange for all or a part of the Global Note pursuant to this Section 2.05(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, or, in the case of clause (iii) of the immediately preceding paragraph, the relevant beneficial owner, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Physical Notes to the Persons in whose names such Physical Notes are so registered.

At such time as all interests in a Global Note have been converted, canceled, repurchased upon a Fundamental Change, redeemed or transferred, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and existing instructions between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Physical Notes, converted, canceled, repurchased upon a Fundamental Change, redeemed or transferred to a transferee who receives Physical Notes therefor or any Physical Note is exchanged or transferred for part of such Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

None of the Company, the Trustee, the Conversion Agent, the Paying Agent or any agent of the Company or the Trustee shall have any responsibility or liability for any act or omission of the Depositary or for the payment of amounts to owners of beneficial interest in a Global Note, for any aspect of the records relating to or payments made on account of those interests by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to those interests.

(d)          Any stock certificate representing Common Stock issued upon conversion of a Note shall bear a legend in substantially the following form (the “Restrictive Stock Legend”) (unless such Common Stock has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or such Common Stock has been issued upon conversion of a Note that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

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(1) REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PURCHASE OF THIS SECURITY AND IS ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING THIS SECURITY, AND

(2) AGREES FOR THE BENEFIT OF VERTEX ENERGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR TO AN ACCREDITED INVESTOR THAT IS PURCHASING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

(D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

PRIOR TO THE REGISTRATION OF THIS SECURITY IN CONNECTION WITH ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRANSFER AGENT FOR THE COMPANY’S COMMON STOCK RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

Any such Common Stock (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the Restrictive Stock Legend required by this Section 2.05(d).

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Notwithstanding anything to the contrary in this Section 2.5(d), a share of Common Stock issued upon conversion of a Note need not bear the Restrictive Stock Legend if such share of Common Stock is issued in an uncertificated form that does not permit affixing legends thereto, provided the Company takes measures (including the assignment thereto of a “restricted” CUSIP number) that it reasonably deems appropriate to enforce the transfer restrictions referred to in the Restrictive Stock Legend.

The Trustee and any other agent appointed under this Indenture shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Neither the Trustee nor any agent shall have any responsibility or liability for any actions taken or not taken by the Depositary, and may assume performance absent written notice to the contrary.

(e)          Any Note or Common Stock issued upon conversion of a Note that is repurchased or owned by the Company or any Affiliate of the Company (or any Person who was an Affiliate of the Company at any time during the three months immediately preceding) may not be resold by the Company or such Affiliate (or such Person, as the case may be) unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction that results in such Note or Common Stock, as the case may be, no longer being a “restricted security” (as defined under Rule 144).

(f)           If a Holder of any Note or share of Common Stock issued upon conversion of any Note, or an owner of a beneficial interest in any Global Note, or in a global certificate representing any share of Common Stock issued upon conversion of any Note, transfers such Note or share in compliance with Rule 144 and delivers to the Company a written request, certifying that it is not, and has not been at any time during the preceding three (3) months, an Affiliate of the Company, and such other information and confirmations as the Company or its legal counsel shall reasonably request to confirm compliance with Rule 144, to reissue such Note or share without a Restrictive Notes Legend or Restrictive Stock Legend, as applicable, in connection with such transfer transaction, then the Company will cause the same to occur (and, if applicable, cause such Note or share to thereafter be represented by an “unrestricted” CUSIP or ISIN number in the facilities of the related depositary), and will use its commercially reasonable efforts to cause such occurrence within two (2) Trading Days of such request.

Section 2.06. Mutilated, Destroyed, Lost or Stolen Notes. In case any Note shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon receipt of a Company Order the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a registration number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless from any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

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The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of a Company Order and such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. No service charge shall be imposed by the Company, the Trustee, the Note Registrar, any co-Note Registrar or the Paying Agent upon the issuance of any substitute Note, but the Company may require a Holder to pay a sum sufficient to cover any documentary, stamp or similar issue or transfer tax required in connection therewith as a result of the name of the Holder of the new substitute Note being different from the name of the Holder of the old Note that became mutilated or was destroyed, lost or stolen. In case any Note that has matured or is about to mature or has been surrendered for redemption or required repurchase or is about to be converted in accordance with Article 14 shall become mutilated or be destroyed, lost or stolen, the Company may, in its sole discretion, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent evidence of their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

Every substitute Note issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement, payment, redemption, conversion or repurchase of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement, payment, redemption, conversion or repurchase of negotiable instruments or other securities without their surrender.

Section 2.07. Temporary Notes. Pending the preparation of Physical Notes, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon written request of the Company, authenticate and deliver temporary Notes (printed or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Physical Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Physical Notes. Without unreasonable delay, the Company shall execute and deliver to the Trustee or such authenticating agent Physical Notes (other than any Global Note) and thereupon any or all temporary Notes (other than any Global Note) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 4.02 and the Trustee or such authenticating agent upon receipt of a Company Order shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Physical Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Physical Notes authenticated and delivered hereunder.

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Section 2.08. Cancellation of Notes Paid, Converted, Etc. The Company shall cause all Notes surrendered for the purpose of payment, repurchase (including upon a Fundamental Change but not including Notes repurchased pursuant to cash-settled swaps and other derivatives), redemption, registration of transfer or exchange or conversion (other than any Notes exchanged pursuant to Section 14.12), if surrendered to the Company or any of its agents, Subsidiaries or Affiliates, as applicable, to be surrendered to the Trustee for cancellation. All Notes delivered to the Trustee shall be canceled promptly by it in accordance with its customary procedures. Except for any Notes surrendered for registration of transfer or exchange, or as otherwise expressly permitted by any of the provisions of this Indenture, no Notes shall be authenticated in exchange for any Notes surrendered to the Trustee for cancellation. The Trustee shall dispose of canceled Notes in accordance with its customary procedures and, after such disposition, shall deliver a certificate of such disposition to the Company, at the Company’s written request in a Company Order.

Section 2.09. CUSIP Numbers. The Company in issuing the Notes may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in all notices issued to Holders as a convenience to such Holders; provided that the Trustee shall have no liability for any defect in the “CUSIP” numbers as they appear on any Note, notice or elsewhere, and, provided, further, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or on such notice and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

Section 2.10. Additional Notes; Repurchases. Following both (a) the receipt by the Escrow Agent of the Escrow Release Certificate on or prior to April 1, 2022, and (b) the Company’s receipt of Stockholder Approval to issue shares of Common Stock upon conversion of the Notes in excess of the Share Threshold in accordance with the listing standards of The Nasdaq Capital Market, the Company may, without the consent of, or notice to, the Holders and notwithstanding Section 2.01, reopen this Indenture and issue additional Notes hereunder with the same terms as the Notes initially issued hereunder (other than differences in the issue date, the issue price, interest accrued prior to the issue date of such additional Notes and, if applicable, restrictions on transfer in respect of such additional Notes) in an unlimited aggregate principal amount; provided that if any such additional Notes are not fungible with the Notes initially issued hereunder for U.S. federal income tax or securities law purposes, such additional Notes shall not have the same CUSIP numbers as the Notes initially issued hereunder. Prior to the issuance of any such additional Notes, the Company shall deliver to the Trustee (copied to the Paying Agent and Note Registrar) a Company Order, an Officer’s Certificate and an Opinion of Counsel, such Officer’s Certificate and Opinion of Counsel to cover such matters, in addition to those required by Section 17.05, as the Trustee shall reasonably request. In addition, the Company may, to the extent permitted by law, and directly or indirectly (regardless of whether such Notes are surrendered to the Company), repurchase Notes in the open market or otherwise, whether by the Company or its Subsidiaries or through a privately negotiated transaction or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives, in each case, without the consent of or notice to the Holders of the Notes. The Company shall cause any Notes so repurchased (other than Notes repurchased pursuant to cash-settled swaps or other derivatives) to be surrendered to the Trustee for cancellation in accordance with Section 2.08 and such Notes shall no longer be considered outstanding under this Indenture upon their repurchase.

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Article 3
Satisfaction and Discharge

Section 3.01. Satisfaction and Discharge. This Indenture and the Notes shall upon request of the Company contained in an Officer’s Certificate cease to be of further effect, and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of this Indenture and the Notes, when (a) (i) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced, paid or converted as provided in Section 2.06) have been delivered to the Trustee for cancellation; or (ii) the Company has deposited with the Trustee or delivered to Holders, as applicable, after the Notes have become due and payable, whether on the Maturity Date, any Redemption Date, any Fundamental Change Repurchase Date, upon conversion or otherwise, cash and/or shares of Common Stock (or other Reference Property) or a combination thereof, as applicable, solely to satisfy the Company’s Conversion Obligation, sufficient to pay all of the outstanding Notes and all other sums due and payable under this Indenture by the Company; and (b) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.06 shall survive.

Article 4
Particular Covenants of the Company

Section 4.01. Payment of Principal and Interest. The Company covenants and agrees that it will cause to be paid the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes.

Section 4.02. Maintenance of Office or Agency. The Company will maintain in the United States of America, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or redemption (“Paying Agent”) or for conversion (“Conversion Agent”) and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee located in the United States.

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The Company may also from time to time designate as co-Note Registrars one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States of America, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The terms “Paying Agent” and “Conversion Agent” include any such additional or other offices or agencies, as applicable.

The Company hereby initially designates the Trustee as the Paying Agent, Note Registrar, Custodian and Conversion Agent and the Corporate Trust Office as the office or agency in the contiguous United States, where Notes may be surrendered for registration of transfer or exchange or for presentation for payment or repurchase or redemption or for conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served; provided that the Corporate Trust Office shall not be a place for service of legal process for the Company.

Section 4.03. Appointments to Fill Vacancies in Trustee’s Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.09, a Trustee, so that there shall at all times be a Trustee hereunder.

Section 4.04. Provisions as to Paying Agent. (a) If the Company shall appoint a Paying Agent other than the Trustee, the Company will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04:

(i)            that it will hold all sums held by it as such agent for the payment of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes in trust for the benefit of the Holders of the Notes;

(ii)           that it will give the Trustee prompt notice of any failure by the Company to make any payment of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes when the same shall be due and payable; and

(iii)          that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

The Company shall, on or before each due date of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes, deposit with the Paying Agent a sum sufficient to pay such principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) or accrued and unpaid interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action; provided that if such deposit is made on the due date, such deposit must be received by the Paying Agent by 11:00 a.m., New York City time, on such date.

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(b)          If the Company acts as its own Paying Agent, it shall, on or before each due date of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, and accrued and unpaid interest on, the Notes, set aside, segregate and hold in trust for the benefit of the Holders of the Notes a sum sufficient to pay such principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) and accrued and unpaid interest so becoming due and will promptly notify the Trustee in writing of any failure to take such action and of any failure by the Company to make any payment of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, the Notes when the same shall become due and payable. On the occurrence of any Event of Default under Section 6.01(h) or Section 6.01(i), the Trustee shall automatically become the Paying Agent.

(c)          Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay, cause to be paid or deliver to the Trustee all sums or amounts held in trust by the Company or any Paying Agent hereunder as required by this Section 4.04, such sums or amounts to be held by the Trustee upon the trusts herein contained and upon such payment or delivery by the Company or any Paying Agent to the Trustee, the Company or such Paying Agent shall be released from all further liability but only with respect to such sums or amounts.

(d)          Subject to applicable escheatment laws, any money and shares of Common Stock deposited with the Trustee, the Conversion Agent or any Paying Agent or then held by the Company, in trust for the payment of the principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, accrued and unpaid interest on and the consideration due upon conversion of any Note and remaining unclaimed for two years after such principal (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable), interest or consideration due upon conversion has become due and payable shall be paid to the Company on request of the Company contained in an Officer’s Certificate, or (if then held by the Company) shall be discharged from such trust and the Trustee shall have no further liability with respect to such fund or property; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee, the Conversion Agent or such Paying Agent with respect to such trust money and shares of Common Stock, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 4.05. Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 4.06. Rule 144A Information Requirement and Annual Reports. (a) At any time the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company shall, so long as any of the Notes or any shares of Common Stock issuable upon conversion thereof shall, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly provide to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Notes or any shares of Common Stock issuable upon conversion of such Notes, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Notes or shares of Common Stock pursuant to Rule 144A.

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(b)          The Company shall file with the Trustee, within 15 days after the same are required to be filed with the Commission, copies of any annual or quarterly reports (on Form 10-K or Form 10-Q or any respective successor form) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding any such information, documents or reports, or portions thereof, subject to, or with respect to which the Company is actively seeking, confidential treatment and any correspondence with the Commission, and giving effect to any grace period provided by Rule 12b-25 under the Exchange Act (or any successor thereto)). Any such document or report that the Company files with the Commission via the Commission’s EDGAR system (or any successor system) shall be deemed to be filed with the Trustee for purposes of this Section 4.06(b) at the time such documents are filed via the EDGAR system (or such successor). The Trustee shall have no responsibility to determine whether such posting has occurred.

(c)          Delivery of the reports, information and documents described in subsection (b) above to the Trustee is for informational purposes only, and the information and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate).

(d)          If on or after the date that is six months after the last date of original issuance of the Notes, the Company has not satisfied the reporting conditions (including, for the avoidance of doubt, the requirement for current Form 10 information) set forth in Rule 144(c) and (i)(2) under the Securities Act, or the Notes are not otherwise Freely Tradeable by Holders other than the Company’s Affiliates or Holders that were the Company’s Affiliates at any time during the three months immediately preceding (as a result of restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes), the Company shall pay Additional Interest on the Notes. Such Additional Interest shall accrue on the Notes at the rate equal to 1.00% per annum of the principal amount of the Notes outstanding for each day during such period for which the Company’s failure to file has occurred and is continuing or the Notes are not otherwise Freely Tradeable pursuant to Rule 144 by Holders other than the Company’s Affiliates (or Holders that were the Company’s Affiliates at any time during the three months immediately preceding) without restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes. As used in this Section 4.06(d), documents or reports that the Company is required to “file” with the Commission pursuant to Section 13 or 15(d) of the Exchange Act does not include documents or reports that the Company furnishes to the Commission pursuant to Section 13 or 15(d) of the Exchange Act. For purposes of this Section 4.06(d), the phrase “restrictions pursuant to U.S. securities laws or the terms of this Indenture or the Notes” shall not include, for the avoidance of doubt, the assignment of a restricted CUSIP number, the existence of the Restrictive Notes Legend on Notes in compliance with Section 2.05(c).

(e)          Additional Interest will be payable in arrears on each Interest Payment Date following accrual in the same manner as regular interest on the Notes.

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(f)           Subject to the immediately succeeding sentence, the Additional Interest that is payable in accordance with Section 4.06(d) shall be in addition to, and not in lieu of, any Additional Interest that may be payable as a result of the Company’s election pursuant to Section 6.03. However, in no event shall Additional Interest payable for the Company’s failure to comply with its obligations to timely file any document or report that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods thereunder and other than reports on Form 8-K), as set forth in Section 4.06(d), together with any Additional Interest that may accrue at the Company’s election as a result of the Company’s failure to comply with its reporting obligations pursuant to Section 6.03, accrue at a rate in excess of 1.00% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest.

(g)          If Additional Interest is payable by the Company pursuant to Section 4.06(d), the Company shall deliver to the Trustee (copied to the Paying Agent) an Officer’s Certificate no later than fifteen days prior to the proposed payment date to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no such Additional Interest is payable and the Trustee shall not have any duty to verify the Company’s calculation of Additional Interest. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee an Officer’s Certificate setting forth the particulars of such payment.

Section 4.07. Stay, Extension and Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.08. Compliance Certificate; Statements as to Defaults. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending on December 31, 2021) an Officer’s Certificate stating whether the signers thereof have knowledge of any Default or Event of Default that occurred during the previous year and, if so, specifying each such Default or Event of Default and the nature thereof.

In addition, the Company shall deliver to the Trustee, within 30 days after the occurrence of any Event of Default or Default, an Officer’s Certificate setting forth the details of such Event of Default or Default, its status and the action that the Company is taking or proposing to take in respect thereof; provided that the Company shall not be required to deliver such Officer’s Certificate if such Default or Event of Default has been cured within the applicable grace period (if any) provided for in this Indenture.

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Section 4.09. Stockholder Approval. The Company shall use reasonable best efforts to include for vote by its stockholders at the regularly scheduled annual meeting of the stockholders of the Company next to occur following the date hereof, or at the Company’s option, at an earlier special stockholder’s meeting, in accordance with the listing standards of The Nasdaq Capital Market, the issuance of shares of Common Stock upon conversion of the Notes in excess of the Share Threshold.

Section 4.10. Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

Section 4.11. Escrow of Funds.

(a)          On the date hereof, the Company has entered into the Escrow Agreement pursuant to which it deposited or caused to be deposited into an escrow account (the “Escrow Account”) an amount equal to $100,396,875, representing seventy-five percent (75%) of the net proceeds from the offering of the Notes (together with any other property from time to time held by the Escrow Agent in the Escrow Account, the “Escrowed Funds”).

(b)          The Escrowed Funds will be held in the Escrow Account until the earlier of (i) the date on which the Company delivers to the Escrow Agent the Escrow Release Certificate and (ii) the Special Mandatory Redemption Date.

(c)          The Company will only be entitled to direct the Escrow Agent to release the Escrowed Funds (in which case the Escrowed Funds will be paid to or as directed by the Company) (the “Escrow Release”) upon delivery to the Escrow Agent and the Trustee, on or prior to the Escrow End Date, of an Officer’s Certificate (the “Escrow Release Certificate”), certifying that the Escrow Conditions have been or, substantially concurrently with the release of the Escrowed Funds, will be satisfied (the date of the Escrow Release is hereinafter referred to as the “Escrow Release Date”).

(d)          The Escrow Release shall occur promptly upon satisfaction of the conditions set forth above. Upon the occurrence of the Escrow Release, the Escrow Account shall be reduced to zero and the Escrowed Funds and interest thereon shall be paid out in accordance with the Escrow Agreement.

(e)          Upon the occurrence of the Escrow Release, the provisions regarding the Special Mandatory Redemption pursuant to Section 16.01 or otherwise shall cease to apply.

(f)            The Escrow Agent will invest the Escrowed Property as directed by the Company in such short-term liquid investments (including bank deposit products) as permitted under the Escrow Agreement, and liquidate such investments, as the Company will from time to time direct in writing.

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Article 5
Lists of Holders and Reports by the Company and the Trustee

Section 5.01. Lists of Holders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee not more than fifteen days after each Regular Record Date beginning with the Regular Record Date on March 15, 2022, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note Registrar.

Section 5.02. Preservation and Disclosure of Lists. The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section 5.01 or maintained by the Trustee in its capacity as Note Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

Article 6
Defaults and Remedies

Section 6.01. Events of Default. Each of the following events shall be an “Event of Default” with respect to the Notes:

(a)          default in any payment of interest on any Note when due and payable, and the default continues for a period of 30 consecutive days;

(b)          default in the payment of all or any part of the Accreted Principal Amount of any Note when due and payable on the Maturity Date, upon Optional Redemption, upon Special Mandatory Redemption, upon any required repurchase, upon declaration of acceleration or otherwise;

(c)          failure by the Company to comply with its obligation to convert the Notes in accordance with this Indenture upon exercise of a Holder’s conversion right and such failure continues for three Business Days;

(d)          failure by the Company to issue a Fundamental Change Company Notice in accordance with Section 15.02(c), notice of a Make-Whole Fundamental Change in accordance with Section 14.03(b) or notice of a specified corporate event in accordance with Section 14.01(b)(ii) or 14.01(b)(iii), in each case when due and such failure continues for five Business Days;

(e)          failure by the Company to comply with its obligations under Article 11;

(f)           failure by the Company for 60 days after written notice from the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding has been received by the Company to comply with any of its other agreements contained in the Notes or this Indenture;

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(g)          default by the Company or any Significant Subsidiary of the Company with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $15,000,000 (or its foreign currency equivalent) in the aggregate of the Company and/or any such Significant Subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable prior to its stated maturity date or (ii) constituting a failure to pay the principal of any such indebtedness when due and payable (after the expiration of all applicable grace periods) at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, and in the cases of clauses (i) and (ii), such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such indebtedness is not paid or discharged, as the case may be, within 30 days after written notice to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount at maturity of Notes then outstanding in accordance with this Indenture;

(h)          the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Company or any such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or any such Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

(i)            an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to the Company or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Company or such Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

(j)            a final judgment or judgments for the payment of $15,000,000 (or its foreign currency equivalent) or more (in each case excluding any amounts covered by insurance) in the aggregate rendered against the Company or any of its Significant Subsidiaries, which judgment is not discharged, bonded, paid, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

Section 6.02. Acceleration; Rescission and Annulment. If one or more Events of Default (other than an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company (and not with respect to a Significant Subsidiary)) shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), then, and in each and every such case, unless the Accreted Principal Amount of all of the Notes shall have already become due and payable, either the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding determined in accordance with Section 8.04, by notice in writing to the Company (and to the Trustee if given by Holders), may declare 100% of the Accreted Principal Amount of, and accrued and unpaid interest on, all the Notes to be due and payable immediately, and upon any such declaration the same shall become and shall automatically be immediately due and payable, anything contained in this Indenture or in the Notes to the contrary notwithstanding. If an Event of Default specified in Section 6.01(h) or Section 6.01(i) with respect to the Company (and not with respect to a Significant Subsidiary) occurs and is continuing, 100% of the Accreted Principal Amount of, and accrued and unpaid interest, if any, on, all Notes shall become and shall automatically be immediately due and payable.

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The immediately preceding paragraph, however, is subject to the conditions that if, at any time after the Accreted Principal Amount of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay installments of accrued and unpaid interest upon all Notes and the Accreted Principal Amount of any and all Notes that shall have become due otherwise than by acceleration (with interest on overdue installments of accrued and unpaid interest, and on such principal at the rate borne by the Notes at such time) and amounts due to the Trustee pursuant to Section 7.06, and if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) any and all existing Events of Default under this Indenture, other than the non-payment of the Accreted Principal Amount of and accrued and unpaid interest, if any, on the Notes that shall have become due solely by such acceleration, shall have been cured or waived pursuant to Section 6.09, then and in every such case (except as provided in the immediately succeeding sentence) the Holders of a majority in aggregate principal amount at maturity of the Notes then outstanding, by written notice to the Company and to the Trustee, may waive all Defaults or Events of Default with respect to the Notes and rescind and annul such declaration and its consequences and such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Default or Event of Default, or shall impair any right consequent thereon. Notwithstanding anything to the contrary herein, no such waiver or rescission and annulment shall extend to or shall affect any Default or Event of Default resulting from (i) the nonpayment of the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any Notes, (ii) a failure to repurchase any Notes when required or (iii) a failure to pay or deliver, as the case may be, the consideration due upon conversion of the Notes.

Section 6.03. Additional Interest. Notwithstanding anything in this Indenture or in the Notes to the contrary, to the extent the Company elects, the sole remedy for an Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) shall, for the first 365 days after the occurrence of such an Event of Default, consist exclusively of the right to receive Additional Interest on the Notes at a rate equal to 1.00% per annum of the principal amount of the Notes outstanding for each day during such 365 day period on which such is continuing. Subject to the last paragraph of this Section 6.03, Additional Interest payable pursuant to this Section 6.03 shall be in addition to, not in lieu of, any Additional Interest payable pursuant to Section 4.06(d). If the Company so elects, such Additional Interest shall be payable in the same manner and on the same dates as the stated interest payable on the Notes. On the 366th day after such Event of Default (if the Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) is not cured or waived prior to such 366th day), the Notes shall be immediately subject to acceleration in accordance with Section 6.02. The provisions of this paragraph will not affect the rights of Holders in the event of the occurrence of any Event of Default other than the Company’s failure to comply with its obligations as set forth in Section 4.06(b). In the event the Company does not elect to pay Additional Interest following an Event of Default in accordance with this Section 6.03 or the Company elected to make such payment but does not pay the Additional Interest when due, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

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In order to elect to pay Additional Interest as the sole remedy during the first 365 days after the occurrence of any Event of Default relating to the Company’s failure to comply with its obligations as set forth in Section 4.06(b) in accordance with the immediately preceding paragraph, the Company must notify all Holders, the Trustee and the Paying Agent (if other than the Trustee) in writing of such election prior to the beginning of such 365-day period. Upon the failure to timely give such notice, the Notes shall be immediately subject to acceleration as provided in Section 6.02.

In no event shall Additional Interest payable at the Company’s election for failure to comply with its obligations as set forth in Section 4.06(b) as set forth in this Section 6.03, together with any Additional Interest that may accrue as a result of the Company’s failure to timely file any document or report that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, as applicable (after giving effect to all applicable grace periods under the Exchange Act and other than reports on Form 8-K), pursuant to Section 4.06(d), accrue at a rate in excess of 1.00% per annum pursuant to this Indenture, regardless of the number of events or circumstances giving rise to the requirement to pay such Additional Interest. The Trustee shall have no duty to calculate or verify the calculation of Additional Interest.

Section 6.04. Payments of Notes on Default; Suit Therefor. If an Event of Default described in clause (a) or (b) of Section 6.01 shall have occurred and be continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for Accreted Principal Amount and interest, if any, with interest on any overdue Accreted Principal Amount and interest, if any, at the rate borne by the Notes at such time and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 7.06. If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

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In the event there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the event of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.04, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the principal and accrued and unpaid interest, if any, in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents and to take such other actions as it may deem necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Holders to make such payments to the Trustee, as administrative expenses, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including agents and counsel fees, and including any other amounts due to the Trustee under Section 7.06, incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property that the Holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting such Holder or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

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In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of any waiver pursuant to Section 6.09 or any rescission and annulment pursuant to Section 6.02 or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders and the Trustee shall, subject to any determination in such proceeding, be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Holders and the Trustee shall continue as though no such proceeding had been instituted.

Section 6.05. Application of Monies Collected by Trustee. Any monies or property collected by the Trustee pursuant to this Article 6 with respect to the Notes shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

First, to the payment of all amounts due the Trustee (in each of its capacities under this Indenture) hereunder;

Second, in case the Accreted Principal Amount of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on, and any cash due upon conversion of, the Notes in default in the order of the date due of the payments of such interest and cash due upon conversion, as the case may be, with interest (to the extent that such interest has been collected by the Trustee) upon such overdue payments at the rate borne by the Notes at such time, such payments to be made ratably to the Persons entitled thereto;

Third, in case the Accreted Principal Amount of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid to the payment of the whole amount (including, if applicable, the payment of the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) then owing and unpaid upon the Notes for the Accreted Principal Amount and interest, if any, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Notes at such time, and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such Accreted Principal Amount (including, if applicable, the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and interest without preference or priority of principal over interest, or of interest over principal or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such Accreted Principal Amount (including, if applicable, the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price and any cash due upon conversion) and accrued and unpaid interest; and

Fourth, to the payment of the remainder, if any, to the Company.

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Section 6.06. Proceedings by Holders. Except to enforce the right to receive payment of the Accreted Principal Amount (including, if applicable, the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price) or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture or the Notes to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless:

(a)          such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as herein provided;

(b)          Holders of at least 25% in aggregate principal amount at maturity of the Notes then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder;

(c)          such Holders shall have offered to the Trustee such security or indemnity reasonably satisfactory to it against any losses, liabilities, costs, or expenses;

(d)          the Trustee for 60 days after its receipt of such written notice, request and offer of such security or indemnity, shall have neglected or refused to institute any such action, suit or proceeding; and

(e)          no direction that, in the opinion of the Trustee, is inconsistent with such written request shall have been given to the Trustee by the Holders of a majority of the aggregate principal amount at maturity of the Notes then outstanding within such 60-day period pursuant to Section 6.09, it being understood and intended, and being expressly covenanted by the taker and Holder of every Note with every other taker and Holder and the Trustee that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder, or to obtain or seek to obtain priority over or preference to any other such Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holder), or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 6.06, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Notwithstanding any other provision of this Indenture and any provision of any Note, each Holder shall have the right to institute suit for the enforcement of its right to receive payment or delivery, as the case may be, of (x) the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, (y) accrued and unpaid interest, if any, on, and (z) the consideration due upon conversion of, such Note, on or after the respective due dates expressed or provided for in such Note or in this Indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be.

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Section 6.07. Proceedings by Trustee. In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as are necessary to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.08. Remedies Cumulative and Continuing. Except as provided in the last paragraph of Section 2.06, all powers and remedies given by this Article 6 to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or any acquiescence therein; and, subject to the provisions of Section 6.06, every power and remedy given by this Article 6 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 6.09. Direction of Proceedings and Waiver of Defaults by Majority of Holders. Subject to the Trustee’s right to receive security or indemnity from the relevant Holders as described herein, the Holders of a majority of the aggregate principal amount at maturity of the Notes at the time outstanding determined in accordance with Section 8.04 shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided, however, that (a) such direction shall not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. The Trustee may refuse to follow any direction that it determines is unduly prejudicial to the rights of any other Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such directions are unduly prejudicial to such Holder) or that would involve the Trustee in personal liability or that conflicts with applicable law or this Indenture.

The Holders of a majority in aggregate principal amount at maturity of the Notes at the time outstanding determined in accordance with Section 8.04 may on behalf of the Holders of all of the Notes (x) waive any past Default or Event of Default hereunder and its consequences except any continuing defaults relating to (i) a default in the payment of accrued and unpaid interest, if any, on, or the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, the Notes when due that has not been cured pursuant to the provisions of Section 6.01, (ii) a failure by the Company to pay or deliver, as the case may be, the consideration due upon conversion of the Notes or (iii) a default in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of each Holder of an outstanding Note affected; and (y) rescind any such acceleration of the Notes and its consequences if (i) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default (other than the non-payment of the Accreted Principal Amount of, and interest on, the Notes that have become due solely by such declaration of acceleration) have been cured or waived. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Whenever any Default or Event of Default hereunder shall have been waived as permitted by this Section 6.09, said Default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

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Section 6.10. Notice of Defaults. The Trustee shall, within 90 days after a Responsible Officer obtains actual knowledge of the occurrence and continuance of a Default, deliver to all Holders notice of all Defaults known to a Responsible Officer, unless such Defaults shall have been cured or waived before the giving of such notice; provided that, except in the case of a Default in the payment of the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of, or accrued and unpaid interest on, any of the Notes or a Default in the payment or delivery of the consideration due upon conversion, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer determines in good faith that the withholding of such notice is in the interests of the Holders.

Section 6.11. Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section 6.11 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Notes at the time outstanding determined in accordance with Section 8.04, or to any suit instituted by any Holder for the enforcement of the payment of the Accreted Principal Amount of or accrued and unpaid interest, if any, on any Note (including, but not limited to, the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) on or after the due date expressed or provided for in such Note or to any suit for the enforcement of the right to convert any Note, or receive the consideration due upon conversion, in accordance with the provisions of Article 14.

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Article 7
Concerning the Trustee

Section 7.01. Duties and Responsibilities of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In the event an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered, and if requested, provided, to the Trustee indemnity or security satisfactory to the Trustee against any loss, liability, cost or expense that might be incurred by it in compliance with such request or direction.

No provision of this Indenture shall be construed to relieve the Trustee from liability for its own gross negligence or its own willful misconduct, except that:

(a)           prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee has written or actual knowledge and after the curing or waiving of all Events of Default that may have occurred:

(i)            the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)           in the absence of gross negligence and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions that by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein); provided, however, that the Trustee need not act or refrain from acting based on any certificate or opinion that it determines to be not in conformity with the requirements of this Indenture. If presented with a non-conforming certificate or opinion, the Trustee may request the delivering party to re-issue the certificate or opinion in the manner required by this Indenture before taking any action;

(b)          the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved in a court of competent jurisdiction in a final and non-appealable decision that the Trustee was grossly negligent in ascertaining the pertinent facts;

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(c)          the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding determined as provided in Section 8.04 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

(d)          whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 7.01;

(e)          the Trustee shall not be liable in respect of any payment (as to the correctness of amount, entitlement to receive or any other matters relating to payment) or notice effected by the Company or any Paying Agent or any records maintained by any co-Note Registrar with respect to the Notes;

(f)           if any party fails to deliver a notice relating to an event the fact of which, pursuant to this Indenture, requires notice to be sent to the Trustee, the Trustee may conclusively rely on its failure to receive such notice as reason to act as if no such event occurred, unless a Responsible Officer of the Trustee had actual knowledge of such event;

(g)          in the absence of written investment direction from the Company, all cash received by the Trustee shall be placed in a non-interest bearing trust account, and in no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon or for losses incurred as a result of the liquidation of any such investment prior to its maturity date or the failure of the party directing such investments prior to its maturity date or the failure of the party directing such investment to provide timely written investment direction, and the Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction from the Company;

(h)          under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Notes; and

(i)            in the event that the Trustee is also acting as Custodian, Note Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent, transfer agent, or any other agent hereunder, the rights and protections afforded to the Trustee pursuant to this Article 7 shall also be afforded to such Custodian, Note Registrar, Paying Agent, Conversion Agent, Bid Solicitation Agent, transfer agent, or any other agent hereunder.

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

Section 7.02. Reliance on Documents, Opinions, Etc. Except as otherwise provided in Section 7.01:

(a)          the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

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(b)          any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

(c)          whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on its part, conclusively rely upon an Officer’s Certificate;

(d)          the Trustee may consult with counsel of its selection, and require an Opinion of Counsel and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(e)          the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

(f)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed by it with due care hereunder;

(g)          the permissive rights of the Trustee enumerated herein shall not be construed as duties;

(h)          the Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of the individuals and/or titles of officers authorized at such times to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any Person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded;

(i)            the Trustee shall not be responsible or liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers;

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(j)            the Trustee shall not be required to give any bond or surety in respect of its powers and duties hereunder; and

(k)          neither the Trustee nor any of its directors, officers, employees, agents, or affiliates shall be responsible for nor have any duty to monitor the performance or any action of the Company, or any of their respective directors, members, officers, agents, affiliates, or employees, nor shall it have any liability in connection with the malfeasance or nonfeasance by such party. The Trustee shall not be responsible for any inaccuracy or omission in the information obtained from the Company or for any inaccuracy or omission in the records which may result from such information or any failure by the Trustee to perform its duties or set forth herein as a result of any inaccuracy or incompleteness.

In no event shall the Trustee be liable for any special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee and actually received by a Responsible Officer at the Corporate Trust Office of the Trustee by the Company or by any Holder or any agent of any Holder, referencing this Indenture and/or of the Notes and stating that it is a “notice of default.”

Section 7.03. No Responsibility for Recitals, Etc. The recitals contained herein and in the Notes (except in the Trustee’s certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity, enforceability or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture or any money paid to the Company or upon the Company’s direction under any provision of this Indenture. The Trustee shall have no responsibility or liability with respect to any information, statement or recital in the Private Placement Memorandum or other disclosure material prepared or distributed with respect to the issuance of the Notes.

Section 7.04. Trustee, Paying Agents, Conversion Agents, Bid Solicitation Agent or Note Registrar May Own Notes. The Trustee, any Paying Agent, any Conversion Agent, Bid Solicitation Agent (if other than the Company or any Affiliate thereof) or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Trustee, Paying Agent, Conversion Agent, Bid Solicitation Agent or Note Registrar.

Section 7.05. Monies and Shares of Common Stock to Be Held in Trust. All monies and shares of Common Stock received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money and shares of Common Stock held by the Trustee in trust hereunder need not be segregated from other funds or property except to the extent required by law. The Trustee shall be under no liability for interest on any money or shares of Common Stock received by it hereunder except as may be agreed from time to time by the Company and the Trustee. The Trustee shall not be obligated to take possession of any Common Stock, whether on conversion or in connection with any discharge of this Indenture pursuant to Article 3 hereof, but shall satisfy its obligation as Conversion Agent by working through the stock transfer agent of the Company from time to time as directed by the Company.

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Section 7.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee, in any capacity under this Indenture, from time to time and the Trustee shall receive such compensation agreed in writing between the Company and the Trustee for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as mutually agreed to in writing between the Trustee and the Company, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture in any capacity thereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ and including reasonable attorneys’ fees in connection with its enforcement of its rights to indemnity herein) except any such expense, disbursement or advance as shall have been caused by its gross negligence or willful misconduct, as determined by a final, non-appealable decision of a court of competent jurisdiction. The Company also covenants to indemnify the Trustee or any predecessor Trustee in any capacity under this Indenture and any other document or transaction entered into in connection herewith and its officers, directors, attorneys, employees and agents and any authenticating agent for, and to hold them harmless against, any loss, claim (whether asserted by the Company, a Holder or any other Person), damage, liability or expense (including reasonable attorneys’ fees) incurred without gross negligence or willful misconduct on the part of the Trustee, its officers, directors, agents or employees, or such agent or authenticating agent, as the case may be determined by a final, non-appealable decision of a court of competent jurisdiction, and arising out of or in connection with the acceptance or administration of this Indenture or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises and enforcement of this Section 7.06. The obligations of the Company under this Section 7.06 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except, subject to the effect of Section 6.05, funds held in trust herewith for the benefit of the Holders of particular Notes, and, for the avoidance of doubt, such lien shall not be extended in a manner that would conflict with the Company’s obligations to its other creditors. The Trustee’s right to receive payment of any amounts due under this Section 7.06 shall not be subordinate to any other liability or indebtedness of the Company. The obligation of the Company under this Section 7.06 shall survive the satisfaction and discharge of this Indenture, the payment of the Notes, and the earlier resignation or removal of the Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. The indemnification provided in this Section 7.06 shall extend to the officers, directors, agents and employees of the Trustee.

Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 6.01(h) or Section 6.01(i) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

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Section 7.07. Officer’s Certificate and Opinion of Counsel as Evidence. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of gross negligence or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate and Opinion of Counsel delivered to the Trustee, and such Officer’s Certificate and Opinion of Counsel, in the absence of gross negligence or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 7.08. Eligibility of Trustee. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act (as if the Trust Indenture Act were applicable hereto) to act as such and has a combined capital and surplus of at least the minimum amount required by the Trust Indenture Act. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 7.09. Resignation or Removal of Trustee. (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and by delivering notice thereof to the Holders. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by an Officer of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation to the Holders, the resigning Trustee may, at the expense of the Company, upon ten Business Days’ notice to the Company and the Holders, petition any court of competent jurisdiction, for the appointment of a successor trustee, or any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, subject to the provisions of Section 6.11, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(b)          In case at any time any of the following shall occur:

(i)            the Trustee shall cease to be eligible in accordance with the provisions of Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder, or

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(ii)           the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in either case, the Company may by an Officer’s Certificate remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by an Officer’s Certificate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.11, any Holder who has been a bona fide holder of a Note or Notes for at least six months (or since the date of this Indenture) may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

(c)          The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, as determined in accordance with Section 8.04, may at any time remove the Trustee and nominate a successor trustee that shall be deemed appointed as successor trustee unless within ten days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Holder, upon the terms and conditions and otherwise as in Section 7.09(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

(d)          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 7.09 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.10.

Section 7.10. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 7.09 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a senior lien to which the Notes are hereby made subordinate on all money or property held or collected by such trustee as such, except for funds held in trust for the benefit of Holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 7.06.

No successor trustee shall accept appointment as provided in this Section 7.10 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 7.08.

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Upon acceptance of appointment by a successor trustee as provided in this Section 7.10, each of the Company and the successor trustee, at the written direction and at the expense of the Company shall deliver or cause to be delivered notice of the succession of such trustee hereunder to the Holders. If the Company fails to deliver such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be delivered at the expense of the Company.

No resigning Trustee shall be responsible or liable for the actions or inactions of any successor Trustee.

Section 7.11. Succession by Merger, Etc. Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee (including the administration of this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that in the case of any corporation or other entity succeeding to all or substantially all of the corporate trust business of the Trustee such corporation or other entity shall be eligible under the provisions of Section 7.08.

In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Notes in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 7.12. Trustee’s Application for Instructions from the Company. Any application by the Trustee for written instructions from the Company (other than with regard to any action proposed to be taken or omitted to be taken by the Trustee that affects the rights of the Holders of the Notes under this Indenture) may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable to the Company for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date notice to the Company has been deemed given pursuant to Section 17.03, unless any such officer shall have consented in writing to any earlier date), unless, prior to taking any such action (or the effective date in the case of any omission), the Trustee shall have received written instructions in accordance with this Indenture in response to such application specifying the action to be taken or omitted.

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Article 8
Concerning the Holders

Section 8.01. Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage of the aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders of the Notes, the Company or the Trustee may, but shall not be required to, fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date if one is selected shall be not more than fifteen days prior to the date of commencement of solicitation of such action.

Section 8.02. Proof of Execution by Holders. Subject to the provisions of Section 7.01, Section 7.02 and Section 9.05, proof of the execution of any instrument or writing by a Holder or its agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the Note Register or by a certificate of the Note Registrar. The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

Section 8.03. Who Are Deemed Absolute Owners. The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem the Person in whose name a Note shall be registered upon the Note Register to be, and may treat it as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon made by any Person other than the Company or any Note Registrar) for the purpose of receiving payment of or on account of the Accreted Principal Amount (including the Redemption Price, the Special Mandatory Redemption Price and the Fundamental Change Repurchase Price, if applicable) of and (subject to Section 2.03) accrued and unpaid interest on such Note, for conversion of such Note and for all other purposes under this Indenture; and neither the Company nor the Trustee nor any Paying Agent nor any Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary. The sole registered holder of a Global Note shall be the Depositary or its nominee. All such payments or deliveries so made to any Holder for the time being, or upon its order, shall be valid, and, to the extent of the sums or shares of Common Stock so paid or delivered, effectual to satisfy and discharge the liability for monies payable or shares deliverable upon any such Note. Notwithstanding anything to the contrary in this Indenture or the Notes following an Event of Default, any holder of a beneficial interest in a Global Note may directly enforce against the Company, without the consent, solicitation, proxy, authorization or any other action of the Depositary or any other Person, such holder’s right to exchange such beneficial interest for a Note in certificated form in accordance with the provisions of this Indenture.

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Section 8.04. Company-Owned Notes Disregarded. In determining whether the Holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes that are owned by the Company, by any Subsidiary thereof or by any Affiliate of the Company or any Subsidiary thereof shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action only Notes that a Responsible Officer knows are so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as outstanding for the purposes of this Section 8.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee’s right to so act with respect to such Notes and that the pledgee is not the Company, a Subsidiary thereof or an Affiliate of the Company or a Subsidiary thereof. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 7.01, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

Section 8.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage of the aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note that is shown by the evidence to be included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange or substitution therefor or upon registration of transfer thereof, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor or upon registration of transfer thereof.

Article 9
Holders’ Meetings

Section 9.01. Purpose of Meetings. A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article 9 for any of the following purposes:

(a)          to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder (in each case, as permitted under this Indenture) and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6;

(b)          to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article 7;

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(c)          to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

(d)          to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount at maturity of the Notes under any other provision of this Indenture or under applicable law.

Section 9.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to take any action specified in Section 9.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 8.01, shall be delivered to Holders of such Notes. Such notice shall also be delivered to the Company. Such notices shall be delivered not less than 20 nor more than 90 days prior to the date fixed for the meeting.

Any meeting of Holders shall be valid without notice if the Holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the Holders of all Notes then outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

Section 9.03. Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the aggregate principal amount at maturity of the Notes then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have delivered the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 9.01, by delivering notice thereof as provided in Section 9.02.

Section 9.04. Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Notes on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Notes on the record date pertaining to such meeting. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 9.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in aggregate principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

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Subject to the provisions of Section 8.04, at any meeting of Holders each Holder or proxyholder shall be entitled to one vote for each $1,000 principal amount at maturity of Notes held or represented by him or her; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by it or instruments in writing as aforesaid duly designating it as the proxy to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 9.02 or Section 9.03 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount at maturity of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

Section 9.06. Voting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the outstanding aggregate principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was delivered as provided in Section 9.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 9.07. No Delay of Rights by Meeting. Nothing contained in this Article 9 shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Notes.

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Article 10
Supplemental Indentures

Section 10.01. Supplemental Indentures Without Consent of Holders. The Company and the Trustee, at the Company’s expense, may from time to time and at any time amend or enter into an indenture or indentures supplemental hereto for one or more of the following purposes to:

(a)          cure any ambiguity, omission, defect or inconsistency in this Indenture;

(b)          provide for the assumption by a Successor Company of the obligations of the Company under this Indenture pursuant to Article 11;

(c)          add guarantees with respect to the Notes;

(d)          secure the Notes;

(e)          add to the covenants or Events of Default of the Company for the benefit of the Holders or surrender any right or power conferred upon the Company under this Indenture;

(f)           make any change that does not adversely affect the rights of any Holder in any material respect;

(g)          increase the Conversion Rate as provided herein;

(h)          provide for the acceptance of appointment by a successor trustee or facilitate the administration of the trusts under this Indenture by more than one trustee;

(i)            in connection with any Merger Event, provide that the notes are convertible into Reference Property, subject to the provisions of Section 14.02, and make such related changes to the terms of the Notes to the extent expressly required by Section 14.07;

(j)            comply with the rules of any applicable Depositary, including The Depository Trust Company, so long as such amendment does not materially and adversely affect the rights of any Holder;

(k)          conform the provisions of this Indenture or the Notes to the “Description of Notes” section of the Private Placement Memorandum;

(l)            provide for the issuance of additional Notes in accordance with this Indenture; or

(m)             irrevocably elect a Settlement Method or a Specified Dollar Amount, or eliminate the Company’s right to elect a Settlement Method; provided, however, that no such election or elimination will affect any Settlement Method theretofore elected (or deemed to be elected) with respect to any Note pursuant to the provisions of Article 14.

Upon the written request of the Company, the Trustee is hereby authorized to join with the Company in the execution of any such amendment or supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture that affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

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Any supplemental indenture authorized by the provisions of this Section 10.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 10.02.

Section 10.02. Supplemental Indentures with Consent of Holders. With the consent (evidenced as provided in Article 8) of the Holders of at least a majority of the aggregate principal amount at maturity of the Notes then outstanding (determined in accordance with Article 8 and including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, Notes), the Company and the Trustee, at the Company’s expense, may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, the Notes or any supplemental indenture or of modifying in any manner the rights of the Holders; provided, however, that, without the consent of each Holder of an outstanding Note affected, no such supplemental indenture shall:

(a)          reduce the principal amount of Notes whose Holders must consent to an amendment;

(b)          reduce the rate of interest on any Note or change the time for payment of interest on any Note;

(c)          reduce the principal amount or the Accreted Principal Amount of or extend the Maturity Date of any Note;

(d)          make any change that adversely affects the conversion rights of any Notes;

(e)          reduce the Redemption Price, Special Mandatory Redemption Price or the Fundamental Change Repurchase Price of any Note or amend or modify in any manner adverse to the Holders the Company’s obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

(f)           make any Note payable in a currency, or at a place of payment, other than that stated in the Note;

(g)          change the ranking of the Notes;

(h)          impair the right of any Holder to receive payment of the principal (or Accreted Principal Amount) of and interest on such Holder’s Note, or the right to receive payment or delivery, as the case may be, of the consideration due upon conversion of such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; or

(i)            make any change in this Article 10 that requires each Holder’s consent or in the waiver provisions in Section 6.02 or Section 6.09.

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Upon the written request of the Company, and upon the filing with the Trustee of evidence of the consent of requisite Holders as aforesaid and subject to Section 10.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

Holders do not need under this Section 10.02 to approve the particular form of any proposed supplemental indenture. It shall be sufficient if such Holders approve the substance thereof. After any such supplemental indenture becomes effective, the Company shall deliver to the Holders a notice (with a copy to the Trustee) briefly describing such supplemental indenture. However, the failure to give such notice to all the Holders (with a copy to the Trustee), or any defect in the notice, will not impair or affect the validity of the supplemental indenture.

Section 10.03. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture pursuant to the provisions of this Article 10, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 10.04. Notation on Notes. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article 10 may, at the Company’s expense, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any modification of this Indenture contained in any such supplemental indenture may, at the Company’s expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.10) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

Section 10.05. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee. In addition to the documents required by Section 17.05, the Trustee shall receive an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article 10 and is permitted or authorized by this Indenture; such Opinion of Counsel shall include a customary legal opinion stating that such supplemental indenture is the valid and binding obligation of the Company, subject to customary exceptions and qualifications. The Trustee shall have no responsibility for determining whether any amendment or supplemental indenture will or may have an adverse effect on any Holder.

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Article 11
Consolidation, Merger, Sale, Conveyance and Lease

Section 11.01. Company May Consolidate, Etc. on Certain Terms. Subject to the provisions of Section 11.02, the Company shall not consolidate with, merge with or into, or sell, convey, transfer or lease all or substantially all of the consolidated assets of the Company and its consolidated subsidiaries, taken as a whole, to another Person, unless:

(a)          the resulting, surviving or transferee Person (the “Successor Company”), if not the Company, shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and the Successor Company (if not the Company) shall expressly assume, by supplemental indenture all of the obligations of the Company under the Notes and this Indenture; and

(b)          immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing under this Indenture;

(c)          if, upon the occurrence of any such transaction, (x) the Notes would become convertible into securities issued by an issuer other than the resulting, surviving, transferee or successor corporation, and (y) such resulting, surviving, transferee or successor corporation is a Wholly-Owned Subsidiary of the issuer of such securities into which the Notes have become convertible, such other issuer shall fully and unconditionally guarantee on a senior basis the resulting, surviving, transferee or successor corporation’s obligations under the Notes; and

(d)          the Company shall have delivered to the Trustee an Officer’s Certificate and Opinion of Counsel stating that such transaction complies with this Indenture.

For purposes of this Section 11.01, the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of one or more Subsidiaries of the Company to another Person, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the sale, conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to another Person. Notwithstanding the foregoing, this Article 11 shall not apply to (i) the Sale Transaction and (ii) any sale, conveyance, transfer or lease of assets between or among the Company and its direct or indirect Wholly-Owned Subsidiaries and, in such an event, the Company shall not be discharged from its obligations under the Notes and this Indenture.

Section 11.02. Successor Corporation to Be Substituted. In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the Successor Company, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and accrued and unpaid interest on all of the Notes, the due and punctual delivery or payment, as the case may be, of any consideration due upon conversion of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such Successor Company (if not the Company) shall succeed to and, except in the case of a lease of all or substantially all of the Company’s properties and assets, shall be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and may thereafter exercise every right and power of the Company under this Indenture. Such Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such Successor Company instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes that previously shall have been signed and delivered by the Officers of the Company to the Trustee for authentication, and any Notes that such Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale, conveyance or transfer (but not in the case of a lease), upon compliance with this Article 11 the Person named as the “Company” in the first paragraph of this Indenture (or any successor that shall thereafter have become such in the manner prescribed in this Article 11) may be dissolved, wound up and liquidated at any time thereafter and, except in the case of a lease, such Person shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture and the Notes.

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In case of any such consolidation, merger, sale, conveyance, transfer or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

Article 12
Immunity of Incorporators, Stockholders, Officers and Directors

Section 12.01. Indenture and Notes Solely Corporate Obligations. No recourse for the payment of the principal of or accrued and unpaid interest on any Note, nor for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, nor because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer or director or Subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

Article 13
[Intentionally Omitted]

Article 14
Conversion of Notes

Section 14.01. Conversion Privilege. (a) Subject to and upon compliance with the provisions of this Article 14, each Holder of a Note shall have the right, at such Holder’s option, to convert all or any portion (if the portion to be converted is $1,000 principal amount or an integral multiple thereof) of such Note (i) subject to satisfaction of the conditions described in Section 14.01(b), at any time prior to the close of business on the Business Day immediately preceding July 1, 2027 under the circumstances and during the periods set forth in Section 14.01(b), and (ii) regardless of the conditions described in Section 14.01(b), on or after July 1, 2027 and prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, in each case, at an initial conversion rate of 169.9235 shares of Common Stock (subject to adjustment as provided in this Article 14, the “Conversion Rate”) per $1,000 principal amount of Notes (subject to, and in accordance with, the settlement provisions of Section 14.02, the “Conversion Obligation”); provided that unless and until the Company obtains stockholder approval to issue shares of Common Stock upon conversion of the Notes in excess of the Share Threshold in accordance with the listing standards of The Nasdaq Capital Market (the “Stockholder Approval”), the Company shall be required to (and otherwise deemed to) elect Cash Settlement in respect of all Notes submitted for conversion pursuant to Section 14.02(a). Neither the Trustee nor the Conversion Agent shall have any obligation to monitor the Share Threshold or whether any conversion is in compliance therewith.

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(b)          (i) Prior to the close of business on the Business Day immediately preceding July 1, 2027, a Holder may surrender all or any portion of its Notes for conversion at any time during the five Business Day period immediately after any five consecutive Trading Day period (the “Measurement Period”) in which the Trading Price per $1,000 principal amount of Notes, as determined following a request by a Holder in accordance with this subsection (b)(i), for each Trading Day of the Measurement Period was less than 98% of the product of the Last Reported Sale Price of the Common Stock on each such Trading Day and the Conversion Rate on each such Trading Day. The Trading Prices shall be determined by the Bid Solicitation Agent pursuant to this subsection (b)(i) and the definition of Trading Price set forth in this Indenture. The Bid Solicitation Agent (if other than the Company) shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes unless the Company has requested such determination in writing and has provided the Bid Solicitation Agent with the names and contact information of the three independent nationally recognized securities dealers the Company has selected for this purpose, and the Company shall have no obligation to make such request (or, if the Company is acting as Bid Solicitation Agent, the Company shall have no obligation to determine the Trading Price per $1,000 principal amount of Notes) unless a Holder of at least $2,000,000 aggregate principal amount of Notes provides the Company with reasonable evidence that the Trading Price per $1,000 principal amount of Notes on any Trading Day would be less than 98% of the product of the Last Reported Sale Price of the Common Stock on such Trading Day and the Conversion Rate on such Trading Day. At such time, the Company shall (1) instruct the three independently recognized securities dealers to deliver bids to the Bid Solicitation Agent, and (2) instruct the Bid Solicitation Agent (if other than the Company) to determine, or if the Company is acting as Bid Solicitation Agent, the Company shall determine, the Trading Price per $1,000 principal amount of Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate. If (x) the Company is not acting as Bid Solicitation Agent, and the Company does not, when the Company is required to, instruct the Bid Solicitation Agent to determine the Trading Price per $1,000 principal amount of Notes when obligated as provided in the preceding sentence, or if the Company instructs the Bid Solicitation Agent to obtain bids and the Bid Solicitation Agent fails to make such determination, or (y) the Company is acting as Bid Solicitation Agent and the Company fails to make such determination when obligated as provided in the preceding sentence, then, in either case, the Trading Price per $1,000 principal amount of Notes shall be deemed to be less than 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate on each Trading Day of such failure. If the Trading Price condition set forth above has been met, the Company shall so notify the Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing. Any such determination shall be conclusive absent manifest error. If, at any time after the Trading Price condition set forth above has been met, the Trading Price per $1,000 principal amount of Notes is greater than or equal to 98% of the product of the Last Reported Sale Price of the Common Stock and the Conversion Rate for such Trading Day, the Company shall so notify the Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) in writing.

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(ii)           If, prior to the close of business on the Business Day immediately preceding July 1, 2027, the Company elects to:

(A) issue to all or substantially all holders of the Common Stock any rights, options or warrants (other than in connection with a stockholder rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance; or

(B) distribute to all or substantially all holders of the Common Stock the Company’s assets, securities or rights to purchase securities of the Company, which distribution has a per share value, as reasonably determined by the Company in good faith, exceeding 10% of the Last Reported Sale Price of the Common Stock on the Trading Day preceding the date of announcement for such distribution, then, in either case, the Company shall notify all Holders of the Notes, the Trustee and the Conversion Agent (if other than the Trustee) at least 60 Scheduled Trading Days prior to the Ex-Dividend Date for such issuance or distribution. Once the Company has given such notice, Holders may surrender all or any portion of their Notes for conversion at any time until the earlier of (1) the close of business on the Business Day immediately preceding the Ex-Dividend Date for such issuance or distribution and (2) the Company’s announcement that such issuance or distribution will not take place, even if the Notes are not otherwise convertible at such time. Holders may not convert their Notes pursuant to this subsection (b)(ii) if they participate, at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in clause (A) or (B) of this subsection (b)(ii) without having to convert their Notes as if they held a number of shares of Common Stock equal to the Conversion Rate as of the Record Date for such issuance or distribution, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder.

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(iii)          If (A) a transaction or event that constitutes a Fundamental Change or a Make-Whole Fundamental Change occurs prior to the close of business on the Business Day immediately preceding July 1, 2027, regardless of whether a Holder has the right to require the Company to repurchase the Notes pursuant to Section 15.02, or (B) if the Company is a party to a Merger Event (other than a Reorganization Merger Event) prior to the close of business on the Business Day immediately preceding July 1, 2027 (each such Fundamental Change, Make-Whole Fundamental Change or Merger Event, a “Corporate Event”), all or any portion of a Holder’s Notes may be surrendered for conversion at any time from or after the effective date of the Corporate Event until 35 Trading Days after the effective date of such Corporate Event, or, if such Corporate Event also constitutes a Fundamental Change, until the close of business on the Business Day immediately preceding the related Fundamental Change Repurchase Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing no later than the effective date of such Corporate Event.

(iv)          Prior to the close of business on the Business Day immediately preceding July 1, 2027, a Holder may surrender all or any portion of its Notes for conversion at any time during any calendar quarter commencing after the calendar quarter ending on March 31, 2022 (and only during such calendar quarter), if the Last Reported Sale Price of the Common Stock for at least 20 Trading Days (whether or not consecutive) during the period of 30 consecutive Trading Days ending on, and including, the last Trading Day of the immediately preceding calendar quarter is greater than or equal to 130% of the Conversion Price on each applicable Trading Day.

(v)          If the Company calls any of the Notes for redemption (including pursuant to any Special Mandatory Redemption) pursuant to Article 16 (or if any Notes are deemed to be called for redemption as contemplated by the penultimate sentence of Section 16.03(d)) prior to the close of business on the Business Day immediately preceding July 1, 2027, the Holder of Notes called for redemption may surrender such Notes (or any portion thereof) for conversion at any time prior to the close of business on the second Scheduled Trading Day prior to the Redemption Date, even if the Notes are not otherwise convertible at such time. After that time, the right to convert pursuant to this subsection (b)(v) shall expire, unless the Company defaults in the payment of the Redemption Price or Special Mandatory Redemption Price, in which case a Holder of the Notes called for redemption pursuant to Article 16 may convert such Notes (or any portion thereof) until the Redemption Price or Special Mandatory Redemption Price, as applicable, has been paid or duly provided for.

For the avoidance of doubt, neither the Trustee nor the Conversion Agent shall have any responsibility or obligation (i) to monitor the stock price or make any calculation or determination whether or not an event triggering the rights of the Holders to surrender Notes for conversion has occurred, (ii) to notify the Company, the Depositary, or the Holders if the Notes have become subject to conversion, or (iii) to ensure timely delivery of any Settlement Amounts.

Section 14.02. Conversion Procedure; Settlement Upon Conversion.

(a)          Subject to this Section 14.02, Section 14.03(b) and Section 14.07(a), upon conversion of any Note, the Company shall satisfy its Conversion Obligation by paying or delivering, as the case may be, to the converting Holder, in respect of each $1,000 principal amount of Notes being converted, (x) cash (“Cash Settlement”), (y) shares of Common Stock in accordance with subsection (j) of this Section 14.02 (“Physical Settlement”), or (z) a combination of cash and shares of Common Stock, together with cash, if applicable, in lieu of delivering any fractional share of Common Stock in accordance with subsection (j) of this Section 14.02 (“Combination Settlement”), at its election, as set forth in this Section 14.02. Unless and until the Stockholder Approval is obtained, the Company shall be required to (and otherwise deemed to) elect Cash Settlement for all Notes submitted for conversion.

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(i)            All conversions for which the relevant Conversion Date occurs on or after July 1, 2027, and all conversions for which the relevant Conversion Date occurs during a Redemption Period, shall be settled using the same Settlement Method.

(ii)           Except for any conversions for which the relevant Conversion Date occurs during a Redemption Period, and any conversions for which the relevant Conversion Date occurs on or after July 1, 2027, the Company shall use the same Settlement Method for all conversions with the same Conversion Date, but the Company shall not have any obligation to use the same Settlement Method with respect to conversions with different Conversion Dates.

(iii)          If, in respect of any Conversion Date (or any conversions for which the relevant Conversion Date occurs during a Redemption Period, or for which the relevant Conversion Date occurs on or after July 1, 2027), the Company elects a Settlement Method, the Company shall provide a notice (the “Settlement Notice”) to Holders, the Trustee and the Conversion Agent of such election in respect of such Conversion Date (or such period, as the case may be), and the Company shall deliver such Settlement Notice to converting Holders no later than the close of business on the Trading Day immediately following the relevant Conversion Date (or in the case of (i) any conversions of Notes called (or deemed called) for redemption for which the related Conversion Date occurs during the related Redemption Period, in such Notice of Redemption or (ii) any conversions for which the relevant Conversion Date occurs on or after July 1, 2027, no later than July 1, 2027) (in each case, the “Settlement Method Election Date”). If the Company does not make such an election prior to the Settlement Method Election Date, the Company shall no longer have the right to elect a Settlement Method with respect to any conversion on such Conversion Date or during such period, and the Company will be deemed to have elected the Default Settlement Method with respect to such conversion. If the Company timely elects Combination Settlement (or is deemed to have elected Combination Settlement), but does not timely notify converting Holders, the Trustee and the Conversion Agent (if other than the Trustee) of the Specified Dollar Amount per $1,000 principal amount of Notes to be converted, such Specified Dollar Amount will be deemed to be $1,000. For the avoidance of doubt, the Company’s failure to timely elect a Settlement Method or specify as applicable a Specified Dollar Amount will not constitute a default under this Indenture.

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By written notice to Holders, the Trustee and the Conversion Agent (if other than the Trustee), the Company may, from time to time, change the Default Settlement Method prior to July 1, 2027; provided that unless and until the Company obtains Stockholder Approval, the Company is required to (and otherwise deemed to) elect Cash Settlement for all Notes submitted for conversion. In addition, by written notice to the Holders of the Notes, the Company may, following receipt of the Stockholder Approval and prior to July 1, 2027, at its option, elect to irrevocably fix the Settlement Method to any Settlement Method that the Company is then permitted to elect, including Combination Settlement with a Specified Dollar Amount per $1,000 principal amount of Notes of $1,000, or with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specific amount set forth in such election notice. Concurrently with providing notice to all Holders of Notes of a change to the Default Settlement Method or an election to irrevocably fix the Settlement Method, the Company will promptly either post an announcement on its website or issue a report on Form 8-K (or any successor form) disclosing such Default Settlement Method or irrevocably fixed Settlement Method. If the Company changes the Default Settlement Method or irrevocably elects to fix the Settlement Method, in either case, to Combination Settlement with an ability to continue to set the Specified Dollar Amount per $1,000 principal amount of Notes at or above a specific amount, the Company will, after the date of such change or election, as the case may be, inform Holders converting their Notes, the Trustee and the Conversion Agent, in writing, of such Specified Dollar Amount no later than the relevant Settlement Method Election Date, or, if the Company does not timely notify Holders, such Specified Dollar Amount will be the specific amount set forth in the change or election notice or, if no specific amount was set forth in the change or election notice, such Specified Dollar Amount will be $1,000 per $1,000 principal amount of Notes. A change in the Default Settlement Method or an irrevocable election will apply to all Note conversions on Conversion Dates occurring subsequent to delivery of such notice; provided, however, that no such change or election will affect any Settlement Method theretofore elected (or deemed to be elected) with respect to any Note. For the avoidance of doubt, such an irrevocable election, if made, will be effective without the need to amend this Indenture or the Notes, including pursuant to the provisions described in Section 10.01(m). However, the Company may nonetheless choose to execute such an amendment at its option.

(iv)          The cash, shares of Common Stock or combination of cash and shares of Common Stock in respect of any conversion of Notes (the “Settlement Amount”) shall be computed as follows:

(1) if the Company elects (or is deemed to have elected) Physical Settlement, the Company will deliver to the converting Holder in respect of each $1,000 principal amount of Notes being converted a number of shares of Common Stock equal to the Conversion Rate in effect on the Conversion Date;

(2) if the Company elects (or is deemed to have elected) Cash Settlement, the Company will pay to the converting Holder in respect of each $1,000 principal amount of Notes being converted cash in an amount equal to the sum of the Daily Conversion Values for each of the 25 consecutive Trading Days during the related Observation Period; and

(3) if the Company elects (or is deemed to have elected) Combination Settlement, the Company will pay or deliver, as the case may be, to the converting Holder in respect of each $1,000 principal amount of Notes being converted a Settlement Amount equal to the sum of the Daily Settlement Amounts for each of the 25 consecutive Trading Days during the related Observation Period.

(v)          The Daily Settlement Amounts (if applicable) and the Daily Conversion Values (if applicable) shall be determined by the Company promptly following the last day of the Observation Period. Promptly after such determination of the Daily Settlement Amounts and the Daily Conversion Values and the amount of cash payable in lieu of delivering any fractional share of Common Stock, the Company shall notify the Trustee and the Conversion Agent (if other than the Trustee) of the Daily Settlement Amounts and the Daily Conversion Values and the amount of cash payable in lieu of delivering fractional shares of Common Stock. The Trustee and the Conversion Agent (if other than the Trustee) shall have no responsibility for any such determination.

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(b)          Subject to Section 14.02(e), before any Holder of a Note shall be entitled to convert a Note as set forth above, such Holder shall (i) in the case of a Global Note, comply with the applicable procedures of the Depositary in effect at that time and, if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h) and (ii) in the case of a Physical Note (1) complete, manually sign and deliver an irrevocable notice to the Conversion Agent as set forth in the Form of Notice of Conversion (or a facsimile, PDF or other electronic transmission thereof) (a notice pursuant to the applicable procedure of the Depositary or a notice as set forth in the Form of Notice of Conversion, a “Notice of Conversion”) at the office of the Conversion Agent and state in writing therein the principal amount of Notes to be converted and the name or names (with addresses) in which such Holder wishes the certificate or certificates for any shares of Common Stock to be delivered upon settlement of the Conversion Obligation to be registered, (2) surrender such Notes, duly endorsed to the Company or in blank (and accompanied by appropriate endorsement and transfer documents in a form reasonably satisfactory to the Conversion Agent), at the office of the Conversion Agent, (3) if required, furnish appropriate endorsements and transfer documents in a form reasonably satisfactory to the Conversion Agent and (4) if required, pay funds equal to interest payable on the next Interest Payment Date to which such Holder is not entitled as set forth in Section 14.02(h). The Trustee (and if different, the Conversion Agent) shall notify the Company of any conversion pursuant to this Article 14 on the Conversion Date for such conversion. No Notes may be surrendered for conversion by a Holder thereof if such Holder has also delivered a Fundamental Change Repurchase Notice to the Company in respect of such Notes and has not validly withdrawn such Fundamental Change Repurchase Notice in accordance with Section 15.03.

If more than one Note shall be surrendered for conversion at one time by the same Holder, the Conversion Obligation with respect to such Notes shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

(c)          A Note shall be deemed to have been converted immediately prior to the close of business on the date (the “Conversion Date”) that the Holder has complied with the requirements set forth in subsection (b) above. Except as set forth in Section 14.03(b) and Section 14.07(a), the Company shall pay or deliver, as the case may be, the consideration due in respect of the Conversion Obligation on the second Business Day immediately following the relevant Conversion Date, if the Company elects Physical Settlement, or on the second Business Day immediately following the last Trading Day of the Observation Period in the case of any other Settlement Method. If any shares of Common Stock are due to a converting Holder, the Company shall issue or cause to be issued, and deliver (if applicable) to the Conversion Agent or to such Holder, or such Holder’s nominee or nominees, the full number of shares of Common Stock to which such Holder shall be entitled, in book-entry format through the Depositary, in satisfaction of the Company’s Conversion Obligation.

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(d)          In case any Note shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Note so surrendered a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note, without payment of any service charge by the converting Holder but, if required by the Company or Trustee, with payment of a sum sufficient to cover any documentary, stamp or similar issue or transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such conversion being different from the name of the Holder of the old Notes surrendered for such conversion.

(e)          If a Holder submits a Note for conversion, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of Common Stock upon conversion, unless the tax is due because the Holder requests such shares to be issued in a name other than the Holder’s name, in which case the Holder shall pay that tax. The Conversion Agent may refuse to deliver the certificates representing the shares of Common Stock being issued in a name other than the Holder’s name until the Trustee receives a sum sufficient to pay any tax that is due by such Holder in accordance with the immediately preceding sentence.

(f)           Except as provided in Section 14.04, no adjustment shall be made for dividends on any shares of Common Stock issued upon the conversion of any Note as provided in this Article 14.

(g)          Upon the conversion of an interest in a Global Note, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such Global Note as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversion of Notes effected through any Conversion Agent other than the Trustee.

(h)          Upon conversion, a Holder shall not receive any separate cash payment for accrued and unpaid interest (including original issue discount), if any, except as set forth in this Section 14.02(h), and the Company will not adjust the Conversion Rate for any accrued and unpaid interest (including original issue discount) on any converted Notes. The Company’s settlement of the full Conversion Obligation shall be deemed to satisfy in full its obligation to pay the principal amount of the Note and accrued and unpaid interest (including original issue discount), if any, to, but not including, the relevant Conversion Date. As a result, accrued and unpaid interest (including original issue discount), if any, to, but not including, the relevant Conversion Date shall be deemed to be paid in full rather than cancelled, extinguished or forfeited. Upon a conversion of Notes into a combination of cash and shares of the Common Stock, accrued and unpaid interest (including original issue discount) will be deemed to be paid first out of the cash paid upon such conversion. Notwithstanding the foregoing, if Notes are converted after the close of business on a Regular Record Date and prior to the open of business on the corresponding Interest Payment Date, Holders of such Notes as of the close of business on such Regular Record Date will receive the full amount of interest payable on such Notes (to, but not including the corresponding Interest Payment Date) on the corresponding Interest Payment Date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any Regular Record Date to the open of business on the immediately following Interest Payment Date must be accompanied by funds equal to the amount of interest payable on the Notes so converted on the corresponding Interest Payment Date (regardless of whether the converting Holder was the Holder of record on such Regular Record Date); provided that no such payment shall be required (1) for conversions following the Regular Record Date immediately preceding the Maturity Date; (2) if the Company has specified a Redemption Date that is after a Regular Record Date and on or prior to the second Scheduled Trading Day immediately following the corresponding Interest Payment Date; (3) if the Company has specified a Fundamental Change Repurchase Date that is after a Regular Record Date and on or prior to the Business Day immediately following the corresponding Interest Payment Date; or (4) to the extent of any Defaulted Amounts, if any Defaulted Amounts exist at the time of conversion with respect to such Note. Therefore, for the avoidance of doubt, all Holders of record at the close of business on the Regular Record Date immediately preceding the Maturity Date shall receive the full interest payment due on the Maturity Date in cash regardless of whether their Notes have been converted following such Regular Record Date.

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(i)            The Person in whose name the shares of Common Stock shall be issuable upon conversion shall be treated as a stockholder of record as of the close of business on such Conversion Date (in the case of Physical Settlement) or the last Trading Day of the relevant Observation Period (in the case of Combination Settlement). Upon a conversion of Notes, such Person shall no longer be a Holder of such Notes surrendered for conversion.

(j)            The Company shall not issue any fractional share of Common Stock upon conversion of the Notes and shall instead pay cash in lieu of delivering any fractional share of Common Stock issuable upon conversion based on the Daily VWAP for the relevant Conversion Date (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day), in the case of Physical Settlement, or based on the daily VWAP for the last Trading Day of the relevant Observation Period, in the case of Combination Settlement. For each Note surrendered for conversion, if the Company has elected Combination Settlement, the full number of shares that shall be issued upon conversion thereof shall be computed on the basis of the aggregate Daily Settlement Amounts for the relevant Observation Period and any fractional shares remaining after such computation shall be paid in cash.

Section 14.03. Increased Conversion Rate Applicable to Certain Notes Surrendered in Connection with Make-Whole Fundamental Changes or during a Redemption Period. (a) If (i) the Effective Date of a Make-Whole Fundamental Change occurs prior to the Maturity Date and a Holder elects to convert its Notes in connection with such Make-Whole Fundamental Change or (ii) the Company issues a Notice of Redemption as provided under Section 16.03, and a Holder elects to convert such Notes with a Conversion Date during the related Redemption Period, the Company shall, in each case, under the circumstances described below, increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional shares of Common Stock (the “Additional Shares”), as described below. A conversion of Notes shall be deemed for these purposes to be “in connection with” such Make-Whole Fundamental Change if the relevant Conversion Date occurs during the period from, and including, the Effective Date of the Make-Whole Fundamental Change up to, and including, the close of business on the Business Day immediately prior to the related Fundamental Change Repurchase Date (or, in the case of a Make-Whole Fundamental Change that would have been a Fundamental Change but for the proviso in clause (b) of the definition thereof, the 35th Trading Day immediately following the Effective Date of such Make-Whole Fundamental Change) (such period, the “Make-Whole Fundamental Change Period”). For the avoidance of doubt, the Company shall not increase the Conversion Rate pursuant to the provisions of this Section 14.03 on account of an anticipated Fundamental Change that does not occur or for a Special Mandatory Redemption. If the Company issues a Notice of Redemption as set forth under Section 16.03 the Company shall increase the Conversion Rate during the related Redemption Period only with respect to conversions of Notes called for Optional Redemption (or deemed called for Optional Redemption as contemplated by the penultimate sentence of Section 16.03(d)), and not for Notes not called for redemption. Accordingly, if the Company elects to redeem fewer than all of the outstanding Notes as described under Section 16.05, Holders of the Notes not called for Optional Redemption will not be entitled to convert such Notes on account of the Notice of Redemption and will not be entitled to an increased Conversion Rate for conversions of such Notes on account of the Notice of Redemption during the related Redemption Period if such Notes are otherwise convertible, except in the limited circumstances set forth in the penultimate sentence of Section 16.03(d).

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(b)          Upon surrender of Notes for conversion in connection with a Make-Whole Fundamental Change or of Notes called for Optional Redemption with a Conversion Date occurring during the related Redemption Period, the Company shall, at its option, satisfy the related Conversion Obligation in accordance with Section 14.02; provided, however, that if, at the effective time of a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Reference Property following such Make-Whole Fundamental Change is composed entirely of cash, for any conversion of Notes following the Effective Date of such Make-Whole Fundamental Change, the Conversion Obligation shall be calculated based solely on the Stock Price for the transaction and shall be deemed to be an amount of cash per $1,000 principal amount of converted Notes equal to the Conversion Rate (including any increase to reflect the Additional Shares), multiplied by such Stock Price. In such event, the Conversion Obligation shall be determined and paid to Holders in cash on the second Business Day following the Conversion Date. The Company shall notify the Holders, the Trustee and the Conversion Agent (if other than the Trustee) of the Effective Date of any Make-Whole Fundamental Change in writing no later than five Business Days after such Effective Date.

(c)          The number of Additional Shares, if any, by which the Conversion Rate shall be increased shall be determined by reference to the table below, based on the date on which the Make-Whole Fundamental Change occurs or becomes effective (in each case, the “Effective Date”) or the Redemption Notice Date, as applicable, and the price (the “Stock Price”) paid (or deemed to be paid) per share of the Common Stock in the Make-Whole Fundamental Change or on the Redemption Notice Date, as applicable. If the holders of the Common Stock receive in exchange for their Common Stock only cash in a Make-Whole Fundamental Change described in clause (b) of the definition of Fundamental Change, the Stock Price shall be the cash amount paid per share. Otherwise, the Stock Price shall be the average of the Last Reported Sale Prices of the Common Stock over the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the applicable Effective Date of the Make-Whole Fundamental Change or the Redemption Notice Date, as the case may be. In the event that a conversion during a Redemption Period would also be deemed to be in connection with a Make-Whole Fundamental Change, a Holder of the Notes to be converted will be entitled to a single increase to the Conversion Rate with respect to the first to occur of the applicable Redemption Notice Date or the Effective Date of the applicable Make-Whole Fundamental Change, and the later event will be deemed not to have occurred for purposes of this Section 14.03.

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(d)          The Stock Prices set forth in the column headings of the table below shall be adjusted as of any date on which the Conversion Rate of the Notes is otherwise adjusted. The adjusted Stock Prices shall equal the Stock Prices applicable immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to such adjustment giving rise to the Stock Price adjustment and the denominator of which is the Conversion Rate as so adjusted. The number of Additional Shares set forth in the table below shall be adjusted in the same manner and at the same time as the Conversion Rate as set forth in Section 14.04.

(e)          The following table sets forth the number of Additional Shares by which the Conversion Rate shall be increased per $1,000 principal amount of Notes pursuant to this Section 14.03 for each Stock Price and Effective Date or Redemption Notice Date, as applicable, set forth below:

Stock Price
Effective Date/ Redemption Notice Date	$4.28	$4.50	$5.25	$5.885	$6.50	$7.65	$10.00	$15.00	$25.00	$37.50	$50.00
November 1, 2021	40.3569	37.8733	31.1714	26.9890	23.7985	19.3229	13.5700	7.5780	3.1088	1.1891	0.4382
October 1, 2022	43.8175	37.8733	29.2362	25.1674	22.1108	17.8889	12.5530	7.0447	2.9120	1.1101	0.4010
October 1, 2023	47.6578	37.8733	27.1810	23.1232	20.1585	16.1830	11.3190	6.4007	2.6904	1.0336	0.3696
October 1, 2024	51.5671	37.8733	24.9733	20.7018	17.7354	13.9725	9.6760	5.5240	2.3852	0.9381	0.3380
October 1, 2025	55.5466	37.8733	22.5448	17.5854	14.4323	10.8575	7.3330	4.2307	1.8900	0.7720	0.2820
October 1, 2026	59.5976	37.8733	22.5448	13.1130	9.3923	6.2065	4.0200	2.3580	1.0924	0.4712	0.1802
October 1, 2027	63.7214	37.8733	22.5448	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact Stock Prices and Effective Dates or Redemption Notice Dates may not be set forth in the table above, in which case:

(i)            if the Stock Price is between two Stock Prices in the table above or the Effective Date or Redemption Notice Date, as applicable, is between two Effective Dates or Redemption Notice Dates, as applicable, in the table, the number of Additional Shares by which the Conversion Rate shall be increased shall be determined by a straight-line interpolation between the number of Additional Shares set forth for the higher and lower Stock Prices and the earlier and later Effective Dates or Redemption Notice Dates, as applicable, based on a 365- or 366 day year, as applicable;

(ii)           if the Stock Price is greater than $50.00 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate; and

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(iii)          if the Stock Price is less than $4.28 per share (subject to adjustment in the same manner as the Stock Prices set forth in the column headings of the table above pursuant to subsection (d) above), no Additional Shares shall be added to the Conversion Rate.

Notwithstanding the foregoing, in no event shall the Conversion Rate per $1,000 principal amount of Notes exceed 233.6449 shares of Common Stock, subject to adjustment in the same manner as the Conversion Rate pursuant to Section 14.04.

(f)            Nothing in this Section 14.03 shall prevent an adjustment to the Conversion Rate that would otherwise be required pursuant to Section 14.04 in respect of a Make-Whole Fundamental Change.

Section 14.04. Adjustment of Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company if any of the following events occurs, except that the Company shall not make any adjustments to the Conversion Rate if Holders of the Notes participate (other than in the case of (x) a share split or share combination or (y) a tender or exchange offer), at the same time and upon the same terms as holders of the Common Stock and solely as a result of holding the Notes, in any of the transactions described in this Section 14.04, without having to convert their Notes, as if they held a number of shares of Common Stock equal to the Conversion Rate, multiplied by the principal amount (expressed in thousands) of Notes held by such Holder. Neither the Trustee nor the Conversion Agent shall have any responsibility to verify the accuracy of any adjustment to the Conversion Rate. The Company shall notify the Holders, the Trustee and the Conversion Agent promptly in writing of any adjustments to the Conversion Rate, which adjustments shall be conclusive and binding on holders, absent manifest error.

(a)          If the Company exclusively issues shares of Common Stock as a dividend or distribution on shares of the Common Stock to all or substantially all holders of the Common Stock, or if the Company effects a share split or share combination, the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 ×	OS1
OS0

where,

CR0 =	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date of such dividend or distribution, or immediately prior to the open of business on the Effective Date of such share split or share combination, as applicable;

CR1 =	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date or Effective Date, as applicable;

OS0 =	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date, as applicable; and

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OS1 =	the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination, as applicable.

Any adjustment made under this Section 14.04(a) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution, or immediately after the open of business on the Effective Date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this Section 14.04(a) is declared but not so paid or made, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines in good faith not to pay such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b)          If the Company issues to all or substantially all holders of the Common Stock any rights, options or warrants (other than pursuant to a stockholders rights plan) entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of the Common Stock at a price per share that is less than the average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	OS0 + X
OS0 + Y

where,

CR0 =	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such issuance;

CR1 =	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

OS0 =	the number of shares of Common Stock outstanding immediately prior to the open of business on such Ex-Dividend Date;

X =	the total number of shares of Common Stock issuable pursuant to such rights, options or warrants; and

Y =	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

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Any increase made under this Section 14.04(b) shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the Ex-Dividend Date for such issuance. To the extent that shares of the Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, or if no such rights, options or warrants are exercised prior to their expiration, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such Ex-Dividend Date for such issuance had not occurred.

For purposes of this Section 14.04(b) and for the purpose of Section 14.01(b)(ii)(A), in determining whether any rights, options or warrants entitle the holders of the Common Stock to subscribe for or purchase shares of the Common Stock at less than such average of the Last Reported Sale Prices of the Common Stock for the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Company in good faith.

(c)          If the Company distributes shares of its Capital Stock, evidences of its indebtedness, other assets or property of the Company or rights, options or warrants to acquire its Capital Stock or other securities, to all or substantially all holders of the Common Stock, excluding (i) dividends, distributions or issuances as to which an adjustment was effected (or would be effected, disregarding the 1% Provision) pursuant to Section 14.04(a) or Section 14.04(b), (ii) rights issued under a stockholders rights plan (except as provided in Section 14.11), (iii) dividends or distributions paid exclusively in cash as to which the provisions set forth in Section 14.04(d) shall apply, (iv) distributions of Reference Property in exchange for, or upon conversion of, Common Stock in a Merger Event and (v) Spin-Offs as to which the provisions set forth in this Section 14.04(c) shall apply (any of such shares of Capital Stock, evidences of indebtedness, other assets or property or rights, options or warrants to acquire Capital Stock or other securities, the “Distributed Property”), then the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	SP0
SP0 − FMV

where,

CR0 =	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such distribution;

CR1 =	the Conversion Rate in effect immediately after the open of business on such Ex-Dividend Date;

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SP0 =	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Ex-Dividend Date for such distribution; and

FMV	= the fair market value (as determined by the Company in good faith) of the Distributed Property with respect to each outstanding share of the Common Stock on the Ex-Dividend Date for such distribution.

Any increase made under the portion of this Section 14.04(c) above shall become effective immediately after the open of business on the Ex-Dividend Date for such distribution. If such distribution is not so paid or made, the Conversion Rate shall be decreased to the Conversion Rate that would then be in effect if such distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of the Common Stock receive the Distributed Property, the amount and kind of Distributed Property such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate in effect on the Ex-Dividend Date for the distribution.

With respect to an adjustment pursuant to this Section 14.04(c) where there has been a payment of a dividend or other distribution on the Common Stock of shares of Capital Stock of any class or series, or similar equity interest, of or relating to a Subsidiary, other business unit or Affiliate of the Company, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange (a “Spin-Off”), the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 ×	FMV0 + MP0
MP0

where,

CR0 =	the Conversion Rate in effect immediately prior to the end of the Valuation Period;

CR1 =	the Conversion Rate in effect immediately after the end of the Valuation Period;

FMV0 =	the average of the Last Reported Sale Prices of the Capital Stock or similar equity interest distributed to holders of the Common Stock applicable to one share of the Common Stock (determined by reference to the definition of Last Reported Sale Price as set forth in Section 1.01 as if references therein to Common Stock were to such Capital Stock or similar equity interest) over the first 10 consecutive Trading Day period after, and including, the Ex-Dividend Date of the Spin-Off (the “Valuation Period”); and

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MP0 =	the average of the Last Reported Sale Prices of the Common Stock over the Valuation Period.

The increase to the Conversion Rate under the preceding paragraph shall occur at the close of business on the last Trading Day of the Valuation Period; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the Valuation Period, the reference to “10” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Ex-Dividend Date for such Spin-Off to, and including, such Conversion Date in determining the Conversion Rate and (y) in respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the Valuation Period, the reference to “10” in the preceding paragraph shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Ex-Dividend Date of such Spin-Off and such Trading Day in determining the Conversion Rate as of such Trading Day of such Observation Period.

If any dividend or distribution that constitutes a Spin-Off is declared but not so paid or made, the Conversion Rate shall be immediately decreased, effective as of the date the Board of Directors determines not to pay or make such dividend or distribution, to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared or announced.

For purposes of this Section 14.04(c) (and subject in all respects to Section 14.11), rights, options or warrants distributed by the Company to all holders of the Common Stock entitling them to subscribe for or purchase shares of the Company’s Capital Stock, including Common Stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (“Trigger Event”): (i) are deemed to be transferred with such shares of the Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of the Common Stock, shall be deemed not to have been distributed for purposes of this Section 14.04(c) (and no adjustment to the Conversion Rate under this Section 14.04(c) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights, options or warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 14.04(c). If any such right, option or warrant, including any such existing rights, options or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights, options or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Ex-Dividend Date with respect to new rights, options or warrants with such rights (in which case the existing rights, options or warrants shall be deemed to terminate and expire on such date without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the immediately preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 14.04(c) was made, (1) in the case of any such rights, options or warrants that shall all have been redeemed or purchased without exercise by any holders thereof, upon such final redemption or purchase (x) the Conversion Rate shall be readjusted as if such rights, options or warrants had not been issued and (y) the Conversion Rate shall then again be readjusted to give effect to such distribution, deemed distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or purchase price received by a holder or holders of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such redemption or purchase, and (2) in the case of such rights, options or warrants that shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights, options and warrants had not been issued.

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For purposes of Section 14.04(a), Section 14.04(b) and this Section 14.04(c), if any dividend or distribution to which this Section 14.04(c) is applicable also includes one or both of:

(A) a dividend or distribution of shares of Common Stock to which Section 14.04(a) is applicable (the “Clause A Distribution”); or

(B) a dividend or distribution of rights, options or warrants to which Section 14.04(b) is applicable (the “Clause B Distribution”),

then, in either case, (1) such dividend or distribution, other than the Clause A Distribution and the Clause B Distribution, shall be deemed to be a dividend or distribution to which this Section 14.04(c) is applicable (the “Clause C Distribution”) and any Conversion Rate adjustment required by this Section 14.04(c) with respect to such Clause C Distribution shall then be made, and (2) the Clause A Distribution and Clause B Distribution shall be deemed to immediately follow the Clause C Distribution and any Conversion Rate adjustment required by Section 14.04(a) and Section 14.04(b) with respect thereto shall then be made, except that, if determined by the Company (I) the “Ex-Dividend Date” of the Clause A Distribution and the Clause B Distribution shall be deemed to be the Ex-Dividend Date of the Clause C Distribution and (II) any shares of Common Stock included in the Clause A Distribution or Clause B Distribution shall be deemed not to be “outstanding immediately prior to the open of business on such Ex-Dividend Date or Effective Date” within the meaning of Section 14.04(a) or “outstanding immediately prior to the open of business on such Ex-Dividend Date” within the meaning of Section 14.04(b).

(d)          If any cash dividend or distribution is made to all or substantially all holders of the Common Stock the Conversion Rate shall be adjusted based on the following formula:

CR1 = CR0 ×	SP0
SP0 − C

where,

CR0 =	the Conversion Rate in effect immediately prior to the open of business on the Ex-Dividend Date for such dividend or distribution;

CR1 =	the Conversion Rate in effect immediately after the open of business on the Ex-Dividend Date for such dividend or distribution;

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SP0 =	the Last Reported Sale Price of the Common Stock on the Trading Day immediately preceding the Ex-Dividend Date for such dividend or distribution; and

C =	the amount in cash per share the Company distributes to all or substantially all holders of the Common Stock.

Any increase pursuant to this Section 14.04(d) shall become effective immediately after the open of business on the Ex-Dividend Date for such dividend or distribution. If such dividend or distribution is not so paid, the Conversion Rate shall be decreased, effective as of the date the Board of Directors determines in good faith not to make or pay such dividend or distribution, to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each Holder of a Note shall receive, for each $1,000 principal amount of Notes it holds, at the same time and upon the same terms as holders of shares of the Common Stock, the amount of cash that such Holder would have received if such Holder owned a number of shares of Common Stock equal to the Conversion Rate on the Ex-Dividend Date for such cash dividend or distribution.

(e)          If the Company or any of its Subsidiaries make a payment in respect of a tender or exchange offer for the Common Stock that is subject to the then applicable tender offer rules under the Exchange Act (other than any odd-lot tender offer), to the extent that the cash and value of any other consideration included in the payment per share of the Common Stock exceeds the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the Conversion Rate shall be increased based on the following formula:

CR1 = CR0 x	AC + (SP1 x OS1)
OS0 x SP1

where,

CR0 =	the Conversion Rate in effect immediately prior to the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

CR1 =	the Conversion Rate in effect immediately after the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires;

AC =	the aggregate value of all cash and any other consideration (as determined by the Company in good faith) paid or payable for shares of Common Stock purchased in such tender or exchange offer;

OS0 =	the number of shares of Common Stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer);

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OS1 =	the number of shares of Common Stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares of Common Stock accepted for purchase or exchange in such tender or exchange offer); and

SP1 =	the average of the Last Reported Sale Prices of the Common Stock over the 10 consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the date such tender or exchange offer expires.

The increase to the Conversion Rate under this Section 14.04(e) shall occur at the close of business on the 10th Trading Day immediately following, and including, the Trading Day next succeeding the date such tender or exchange offer expires; provided that (x) in respect of any conversion of Notes for which Physical Settlement is applicable, if the relevant Conversion Date occurs during the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed from, and including, the Trading Day next succeeding such expiration date of such tender or exchange offer to, and including, such Conversion Date in determining the Conversion Rate and (y) in respect of any conversion of Notes for which Cash Settlement or Combination Settlement is applicable, for any Trading Day that falls within the relevant Observation Period for such conversion and within the 10 Trading Days immediately following, and including, the Trading Day next succeeding the expiration date of any tender or exchange offer, references to “10” or “10th” in the preceding paragraph shall be deemed replaced with such lesser number of Trading Days as have elapsed between the expiration date of such tender or exchange offer and such Trading Day in determining the Conversion Rate as of such Trading Day of such Observation Period.

If the Company or one of its Subsidiaries is obligated to purchase shares of Common Stock pursuant to any such tender or exchange offer described in this Section 14.04(e) but the Company or such Subsidiary is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, the Conversion Rate shall be readjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made or had been made only in respect of the purchases that have been made.

(f)           Notwithstanding this Section 14.04 or any other provision of this Indenture or the Notes, if: (i) a Conversion Rate adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date as described in this Section 14.04; (ii) a Note is to be converted for which the conversion consideration includes shares of Common Stock; (iii) any Trading Day in the Observation Period for such conversion occurs on or after such Ex-Dividend Date and on or before the related Record Date; (iv) the consideration due upon such conversion includes any whole shares of Common Stock based on a Conversion Rate that is adjusted for such dividend or distribution; and (v) the Holder would be entitled to participate in such dividend or distribution on account of such shares, then, notwithstanding anything to the contrary: the Conversion Rate adjustment relating to such Ex-Dividend Date shall be made for such conversion in respect of such Trading Day, but the shares of Common Stock issuable with respect to such Trading Day based on such adjusted conversion rate shall not be entitled to participate in such dividend or distribution.

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(g)          If a Holder has converted its Notes on or after such Ex-Dividend Date and on or prior to the related Record Date would become the record holder of the shares of Common Stock as of the related Conversion Date as described under Section 14.02(i) based on an adjusted Conversion Rate for such Ex-Dividend Date, then, notwithstanding the Conversion Rate adjustment provisions in this Section 14.04, the Conversion Rate adjustment relating to such Ex-Dividend Date shall not be made for such converting Holder. Instead, such Holder shall be treated as if such Holder were the record owner of the shares of Common Stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

(h)          Except as stated herein, the Company shall not adjust the Conversion Rate for the issuance of shares of the Common Stock or any securities convertible into or exchangeable for shares of the Common Stock or the right to purchase shares of the Common Stock or such convertible or exchangeable securities.

(i)            In addition to those adjustments required by clauses (a), (b), (c), (d) and (e) of this Section 14.04, and to the extent permitted by applicable law and subject to the applicable rules of The Nasdaq Capital Market and/or the principal exchange or market where the Common Stock is then traded, the Company from time to time may increase the Conversion Rate by any amount for a period of at least 20 Business Days if the Company determines, in good faith, that such increase would be in the Company’s best interest. In addition, to the extent permitted by applicable law and subject to the applicable rules of The Nasdaq Capital Market and/or the principal exchange or market where the Common Stock is then traded, the Company may (but is not required to) increase the Conversion Rate to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock in connection with a dividend or distribution of shares of Common Stock (or rights to acquire shares of Common Stock) or similar event.

(j)            Notwithstanding anything to the contrary in this Article 14, the Conversion Rate shall not be adjusted:

(i)            upon the issuance of shares of Common Stock (other than any issuance described in clause (a), (b) or (c) of this Section 14.04) at a price below the Conversion Price for the Notes;

(ii)           upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan;

(iii)          upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future equity compensation plan, employee, director or consultant benefit plan or program of or assumed by the Company or any of the Company’s Subsidiaries (other than any stockholder rights plan);

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(iv)          upon the issuance of any shares of the Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security (including preferred stock) not described in clause (iii) of this subsection and outstanding as of the date the Notes were first issued;

(v)          for a third-party tender offer by any party other than a tender offer by one or more of the Company’s Subsidiaries described in clause (e) of this Section 14.04;

(vi)          upon the repurchase of any shares of Common Stock that is not a tender offer or exchange offer of the nature described under clause (e) of this Section 14.04 (including structured or derivative transactions and open market repurchases of shares of Common Stock, or transactions pursuant to a stock repurchase program approved by the Board of Directors or otherwise);

(vii)         solely for a change in the par value of the Common Stock; or

(viii)        for accrued and unpaid interest, if any.

(k)          All calculations and other determinations under this Article 14 shall be made by the Company and shall be made to the nearest one-ten thousandth (1/10,000th) of a share.

(l)            If an adjustment to the Conversion Rate otherwise required by this Section 14.04 would result in a change of less than 1% to the Conversion Rate, then, notwithstanding the foregoing, the Company may, at its election, defer and carry forward such adjustment, except that all such deferred adjustments must be given effect immediately upon the earliest to occur of the following: (i) when all such deferred adjustments would result in an aggregate change of at least 1% to the Conversion Rate; (ii) on the Conversion Date of, or any Trading Day of an Observation Period for, any Note; (iii) the date a Fundamental Change and/or Make-Whole Fundamental Change; (iv) if the Company calls any Notes for redemption; or (v) July 1, 2027, in each case, unless the adjustment has already been made. The provision described in the immediately preceding sentence of this Section 14.04(l) is referred to herein as the “1% Provision.”

(m)             Whenever the Conversion Rate is adjusted as herein provided, the Company shall promptly file with the Trustee (and the Conversion Agent if not the Trustee) an Officer’s Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Responsible Officer of the Trustee shall have received such Officer’s Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume without inquiry that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall deliver such notice of such adjustment of the Conversion Rate to each Holder. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

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(n)          For purposes of this Section 14.04, the number of shares of Common Stock at any time outstanding shall not include shares of Common Stock held in the treasury of the Company so long as the Company does not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company, but shall include shares of Common Stock issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 14.05. Adjustments of Prices. Whenever any provision of this Indenture requires the Company to calculate the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts over a span of multiple days (including an Observation Period and the Stock Price for purposes of a Make-Whole Fundamental Change or for purposes of determining whether the Company may issue a Notice of Redemption), the Company shall make appropriate adjustments in good faith and in a commercially reasonable manner to each to account for any adjustment to the Conversion Rate that becomes effective, or any event requiring an adjustment to the Conversion Rate where the Ex-Dividend Date, Effective Date or expiration date, as the case may be, of the event occurs at any time during the period when the Last Reported Sale Prices, the Daily VWAPs, the Daily Conversion Values or the Daily Settlement Amounts are to be calculated.

Section 14.06. Shares to Be Fully Paid. The Company shall maintain, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion (assuming delivery of the maximum number of Additional Shares pursuant to Section 14.03 and that at the time of computation of such number of shares, all such Notes would be converted by a single Holder and that the Company had elected to deliver the maximum number of shares of Common Stock allowed under Section 14.02(a)(iii) as consideration for its Conversion Obligation.

Section 14.07. Effect of Recapitalizations, Reclassifications and Changes of the Common Stock.

(a)          In the case of:

(i)            any recapitalization, reclassification or change of the Common Stock (other than changes in par value or from par value to no par value, or changes resulting from a subdivision or combination),

(ii)           any consolidation, merger, combination or similar transaction involving the Company,

(iii)          any sale, lease or other transfer to a third party of the consolidated assets of the Company and the Company’s Subsidiaries substantially as an entirety, or

(iv)          any statutory share exchange,

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in each case, as a result of which the Common Stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof) (any such event, a “Merger Event”), then, at the effective time of the Merger Event, the Company or the successor or acquiring person, as the case may be, shall execute with the Trustee a supplemental indenture, without the consent of the Holders, providing that at and after the effective time of such Merger Event, the right to convert each $1,000 principal amount of Notes shall be changed into a right to convert such principal amount of Notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of Common Stock equal to the Conversion Rate immediately prior to such Merger Event would have owned or been entitled to receive (the “Reference Property,” with each “unit of Reference Property” meaning the kind and amount of Reference Property that a holder of one share of Common Stock is entitled to receive) upon such Merger Event and, prior to or at the effective time of such Merger Event, the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture permitted under Section 10.01(j) providing for such change in the right to convert each $1,000 principal amount of Notes; provided, however, that at and after the effective time of the Merger Event (A) the Company or the successor or acquiring company, as the case may be, shall continue to have the right to elect to determine the form of consideration to be paid or delivered, as the case may be, in respect of the remainder, if any, of the Conversion Obligation in excess of the principal amount of the Notes being converted, in accordance with Section 14.02, (B) any amount payable in cash upon conversion of the Notes in accordance with Section 14.02 shall continue to be payable in cash, (C) any shares of Common Stock that the Company would have been required to deliver upon conversion of the Notes in accordance with Section 14.02 shall instead be deliverable in the amount and type of Reference Property that a holder of that number of shares of Common Stock would have received in such Merger Event and (D) the Daily VWAP shall be calculated based on the value of a unit of Reference Property.

If the Merger Event causes the Common Stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), then (i) the Reference Property into which the Notes will be convertible shall be deemed to be the weighted average of the types and amounts of consideration actually received by the holders of Common Stock, and (ii) the unit of Reference Property for purposes of the immediately preceding paragraph shall refer to the consideration referred to in clause (i) attributable to one share of Common Stock. If the holders of the Common Stock receive only cash in such Merger Event, then for all conversions for which the relevant Conversion Date occurs after the effective date of such Merger Event (A) the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely cash in an amount equal to the Conversion Rate in effect on the Conversion Date (as may be increased by any Additional Shares pursuant to Section 14.03), multiplied by the price paid per share of Common Stock in such Merger Event and (B) the Company shall satisfy the Conversion Obligation by paying cash to converting Holders on the second Business Day immediately following the relevant Conversion Date. The Company shall notify Holders, the Trustee and the Conversion Agent (if other than the Trustee) in writing of such weighted average as soon as reasonably practicable after such determination is made.

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If the Reference Property in respect of any Merger Event includes, in whole or in part, shares of Common Equity or securities convertible into or exchangeable for shares of Common Equity, the supplemental indenture described in the second immediately preceding paragraph shall provide for anti-dilution and other adjustments that shall be as nearly equivalent as is possible to the adjustments provided for in this Article 14 with respect to the portion of Reference Property consisting of such Common Equity or securities convertible into or exchangeable for shares of Common Equity. If the Reference Property in respect of any such Merger Event includes shares of stock, securities or other property or assets, other than cash and/or cash equivalents, of a Person other than the Company or the successor or purchasing corporation, as the case may be, in such Merger Event and such other company, if an affiliate of the Company (or, if the Company does not survive the Merger Event, an affiliate of the successor or purchasing company) is party to the transaction, such other company shall also execute such supplemental indenture, and such supplemental indenture shall contain such additional provisions to protect the interests of the Holders as the Company shall in good faith reasonably consider necessary by reason of the foregoing, including the provisions providing for the purchase rights set forth in Article 15.

(b)          When the Company executes a supplemental indenture pursuant to subsection (a) of this Section 14.07, the Company shall promptly file with the Trustee an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of cash, securities or property or asset that will comprise a unit of Reference Property after any such Merger Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with, and shall promptly deliver or cause to be delivered notice thereof to all Holders. The Company shall cause notice of the execution of such supplemental indenture to be delivered to each Holder within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

(c)          The Company shall not become a party to any Merger Event unless its terms are reasonably consistent with this Section 14.07 and in compliance with Section 14.10. None of the foregoing provisions shall affect the right of a holder of Notes to convert its Notes into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in Section 14.01 and Section 14.02 prior to the effective date of such Merger Event.

(d)          The above provisions of this Section shall similarly apply to successive Merger Events.

Section 14.08. Certain Covenants. (a) The Company covenants that all shares of Common Stock issued upon conversion of Notes will be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

(a)          The Company covenants that it shall endeavor promptly to comply with all federal and state securities laws regulating the issuance and delivery of shares of Common Stock upon the conversion of Notes, if any, and shall issue such shares of Common Stock in accordance therewith including, as permitted thereunder, obtaining any required approval of or registration with any governmental authority with respect to such Common Stock.

(b)          The Company further covenants that if at any time the Common Stock shall be listed on any national securities exchange or automated quotation system the Company will list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, any Common Stock issuable upon conversion of the Notes.

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Section 14.09. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine the Conversion Rate (or any adjustment thereto) or whether any facts exist that may require any adjustment (including any increase) of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities, property or cash that may at any time be issued or delivered upon the conversion of any Note; and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 14.07 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Notes after any event referred to in such Section 14.07 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept (without any independent investigation) as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer’s Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto. Neither the Trustee nor the Conversion Agent shall be responsible for determining whether any event contemplated by Section 14.01(b) has occurred that makes the Notes eligible for conversion or no longer eligible therefor until the Company has delivered to the Trustee and the Conversion Agent the notices referred to in Section 14.01(b) with respect to the commencement or termination of such conversion rights, on which notices the Trustee and the Conversion Agent may conclusively rely, and the Company agrees to deliver such notices to the Trustee and the Conversion Agent immediately after the occurrence of any such event or at such other times as shall be provided for in Section 14.01(b). Except as otherwise expressly provided herein, neither the Trustee nor any other agent acting under this Indenture (other than the Company, if acting in such capacity) shall have any obligation to make any calculation or to determine whether the Notes may be surrendered for conversion pursuant to this Indenture, or to notify the Company or the Depositary or any of the Holders if the Notes have become convertible pursuant to the terms of this Indenture.

Section 14.10. Notice to Holders Prior to Certain Actions. In case of any:

(a)          action by the Company or one of its Subsidiaries that would require an adjustment in the Conversion Rate pursuant to Section 14.04 or Section 14.11; or

(b)          voluntary or involuntary dissolution, liquidation or winding-up of the Company;

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then, in each case (unless notice of such event is otherwise required pursuant to another provision of this Indenture), the Company shall cause to be filed with the Trustee and the Conversion Agent (if other than the Trustee) and to be delivered to each Holder, as promptly as possible, a notice stating (i) the date on which a record is to be taken for the purpose of such action by the Company or one of its Subsidiaries or, if a record is not to be taken, the date as of which the holders of Common Stock of record are to be determined for the purposes of such action by the Company or one of its Subsidiaries, or (ii) the date on which such dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such action by the Company or one of its Subsidiaries, dissolution, liquidation or winding-up.

Section 14.11. Stockholder Rights Plans. If the Company has a stockholder rights plan in effect, upon conversion of the Notes, each share of Common Stock, if any, issued upon such conversion shall be entitled to receive the appropriate number of rights, if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any such stockholder rights plan, as the same may be amended from time to time. However, if, prior to any conversion of Notes, the rights have separated from the shares of Common Stock in accordance with the provisions of the applicable stockholder rights plan, the Conversion Rate shall be adjusted at the time of separation as if the Company distributed to all or substantially all holders of the Common Stock Distributed Property as provided in Section 14.04(c), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 14.12. Exchange in Lieu of Conversion.

(a)          When a Holder surrenders its Notes for conversion, the Company may, at its election (an “Exchange Election”), direct the Conversion Agent in writing to deliver, on or prior to the Trading Day immediately following the Conversion Date, such Notes to one or more financial institutions designated by the Company (each, a “Designated Financial Institution”) for exchange in lieu of conversion. In order to accept any Notes surrendered for conversion, the Designated Financial Institution(s) must agree to timely pay and/or deliver, as the case may be, in exchange for such Notes, cash, shares of Common Stock or combination thereof at the election of the Company due upon conversion pursuant to Section 14.02 or such other amount agreed to by the Holder and the Designated Financial Institution(s) (the “Conversion Consideration”). If the Company makes an Exchange Election, the Company shall, by the close of business on the Trading Day following the relevant Conversion Date, notify in writing the Trustee, the Conversion Agent (if other than the Trustee) and the Holder surrendering Notes for conversion that the Company has made the Exchange Election, and the Company shall notify the Designated Financial Institution(s) of the relevant deadline for delivery of the Conversion Consideration and the type of Conversion Consideration to be paid and/or delivered, as the case may be.

(b)          Any Notes delivered to the Designated Financial Institution(s) shall remain outstanding and the Designated Financial Institution(s) shall be the holder(s) of the Notes, subject to the applicable procedures of the Depositary. If the Designated Financial Institution(s) agree(s) to accept any Notes for exchange but does not timely pay and/or deliver, as the case may be, the related Conversion Consideration, or if such Designated Financial Institution(s) does not accept the Notes for exchange, the Company shall notify the Trustee, the Conversion Agent and the Holder surrendering its Notes for conversion and pay and/or deliver, as the case may be, the relevant Conversion Consideration, as, and at the time, required pursuant to this Indenture as if the Company had not made the Exchange Election and the Notes will be cancelled in accordance with the provisions of this Indenture.

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(c)          The Company’s designation of any Designated Financial Institution(s) to which the Notes may be submitted for exchange does not require such Designated Financial Institution(s) to accept any Notes.

Article 15
Repurchase of Notes at Option of Holders

Section 15.01. [Intentionally Omitted].

Section 15.02. Repurchase at Option of Holders Upon a Fundamental Change. (a) If a Fundamental Change occurs at any time prior to the Maturity Date, each Holder shall have the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes, or any portion of the principal amount thereof properly surrendered and not validly withdrawn pursuant to Section 15.03 that is equal to $1,000 or an integral multiple of $1,000, on the date (the “Fundamental Change Repurchase Date”) specified by the Company that is not less than 20 Business Days or more than 35 Business Days following the date of the Fundamental Change Company Notice at a repurchase price equal to 100% of the Accreted Principal Amount thereof, plus accrued and unpaid interest on the principal amount of the Notes to be repurchased to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”), unless the Fundamental Change Repurchase Date falls after a Regular Record Date but on or prior to the Interest Payment Date to which such Regular Record Date relates, in which case the Company shall instead pay, on or, at the Company’s election, before such Interest Payment Date, the full amount of accrued and unpaid interest on the principal amount of the Notes to be repurchased to Holders of record as of such Regular Record Date, and the Fundamental Change Repurchase Price shall be equal to 100% of the Accreted Principal Amount of Notes to be repurchased pursuant to this Article 15.

(b)          Repurchases of Notes under this Section 15.02 shall be made, at the option of the Holder thereof, upon:

(i)            delivery to the Paying Agent by a Holder of a duly completed notice (the “Fundamental Change Repurchase Notice”) in the form set forth in Attachment 2 to the Form of Note attached hereto as Exhibit A, if the Notes are Physical Notes, or in compliance with the Depositary’s applicable procedures for surrendering interests in Global Notes, if the Notes are Global Notes, in each case, on or before the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date; and

(ii)              delivery of the Notes, if the Notes are Physical Notes, to the Paying Agent at any time after delivery of the Fundamental Change Repurchase Notice (together with all necessary endorsements for transfer) at the Corporate Trust Office of the Paying Agent, or book-entry transfer of the Notes, if the Notes are Global Notes, in compliance with the applicable procedures of the Depositary, in each case, such delivery or transfer being a condition to receipt by the Holder of the Fundamental Change Repurchase Price therefor.

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The Fundamental Change Repurchase Notice in respect of any Physical Notes to be repurchased shall state:

(1) the certificate numbers of the Notes to be delivered for repurchase;

(2) the portion of the principal amount of Notes to be repurchased, which must be $1,000 or an integral multiple thereof and the Accreted Principal Amount of the Notes; and

(3) that the Notes are to be repurchased by the Company pursuant to the applicable provisions of the Notes and this Indenture.

If the Notes are Global Notes, to exercise the Fundamental Change repurchase right, Holders must surrender their Notes in accordance with applicable Depositary procedures.

Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 15.02 shall have the right to withdraw, in whole or in part, such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 15.03.

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

(c)          On or before the 20th Business Day after the occurrence of the effective date of a Fundamental Change, the Company shall provide to all Holders and the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent (if other than the Trustee) a written notice (the “Fundamental Change Company Notice”) of the occurrence of the effective date of the Fundamental Change and of the repurchase right at the option of the Holders arising as a result thereof. In the case of Physical Notes, such notice shall be by first class mail or, in the case of Global Notes, such notice shall be delivered in accordance with the applicable procedures of the Depositary. Simultaneously with providing such notice, the Company shall publish such information on the Company’s website or through such other public medium as the Company may use at that time, including through the filing of a Form 8-K with the Commission. Each Fundamental Change Company Notice shall specify:

(i)            the events causing the Fundamental Change;

(ii)           the effective date of the Fundamental Change;

(iii)          the last date on which a Holder may exercise the repurchase right pursuant to this Article 15;

(iv)          the Fundamental Change Repurchase Price;

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(v)          the Accreted Principal Amount;

(vi)         the Fundamental Change Repurchase Date;

(vii)         the name and address of the Paying Agent and the Conversion Agent, if applicable;

(viii)        if applicable, the Conversion Rate and any adjustments to the Conversion Rate as a result of a Fundamental Change (or related Make-Whole Fundamental Change);

(ix)           that the Notes with respect to which a Fundamental Change Repurchase Notice has been delivered by a Holder may be converted only if the Holder validly withdraws the Fundamental Change Repurchase Notice in accordance with the terms of this Indenture; and

(x)           the procedures that Holders must follow to require the Company to repurchase their Notes.

No failure of the Company to give the foregoing notices and no defect therein shall limit the Holders’ repurchase rights or affect the validity of the proceedings for the repurchase of the Notes pursuant to this Section 15.02.

At the Company’s written request, the Trustee shall give such notice in the Company’s name and at the Company’s expense; provided, however, that, in all cases, the text of such Fundamental Change Company Notice shall be prepared by the Company and delivered to the Trustee at least three Business Days prior (or such shorter period as shall be acceptable to the Trustee).

(d)          Notwithstanding anything to the contrary in this Article 15, the Company shall not be required to repurchase, or to make an offer to repurchase, the Notes upon a Fundamental Change if a third party makes such an offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth in this Article 15 and such third party purchases all Notes properly surrendered and not validly withdrawn under its offer in the same manner, at the same time and otherwise in compliance with the requirements for an offer made by the Company as set forth above.

(e)          Notwithstanding the foregoing, no Notes may be repurchased by the Company on any date at the option of the Holders upon a Fundamental Change if the Accreted Principal Amount of the Notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes). The Paying Agent will promptly return to the respective Holders thereof any Physical Notes held by it during the acceleration of the Notes (except in the case of an acceleration resulting from a Default by the Company in the payment of the Fundamental Change Repurchase Price with respect to such Notes), or any instructions for book-entry transfer of the Notes in compliance with the applicable procedures of the Depositary shall be deemed to have been cancelled, and, upon such return or cancellation, as the case may be, the Fundamental Change Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

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Section 15.03. Withdrawal of Fundamental Change Repurchase Notice. (a) A Fundamental Change Repurchase Notice may be withdrawn (in whole or in part) in respect of Physical Notes by means of a written notice of withdrawal received by the Corporate Trust Office of the Paying Agent in accordance with this Section 15.03 at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date, specifying:

(i)            the principal amount of the Notes with respect to which such notice of withdrawal is being submitted, which must be $1,000 or an integral multiple thereof,

(ii)           the certificate number of the Note in respect of which such notice of withdrawal is being submitted, and

(iii)          the principal amount, if any, of such Note that remains subject to the original Fundamental Change Repurchase Notice, which must be $1,000 or an integral multiple thereof;

If the Notes are Global Notes, such notice of withdrawal must comply with applicable procedures of the Depositary.

Section 15.04. Deposit of Fundamental Change Repurchase Price. (a) The Company will deposit with the Trustee (or other Paying Agent appointed by the Company, or if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 4.04) on or prior to 11:00 a.m., New York City time, on the Fundamental Change Repurchase Date an amount of money sufficient to repurchase all of the Notes to be repurchased at the appropriate Fundamental Change Repurchase Price. Subject to receipt of funds and/or Notes by the Trustee (or other Paying Agent appointed by the Company), payment for Notes surrendered for repurchase (and not validly withdrawn prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date) will be made on the later of (i) the Fundamental Change Repurchase Date (provided the Holder has satisfied the conditions in Section 15.02) and (ii) the time of book-entry transfer or the delivery of such Note to the Trustee (or other Paying Agent appointed by the Company) by the Holder thereof in the manner required by Section 15.02 by mailing checks for the amount payable to the Holders of such Notes entitled thereto as they shall appear in the Note Register; provided, however, that payments to the Depositary shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. The Trustee shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Fundamental Change Repurchase Price.

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(b)          If by 11:00 a.m. New York City time, on the Fundamental Change Repurchase Date, the Trustee (or other Paying Agent appointed by the Company) holds money sufficient to pay the Fundamental Change Repurchase Price (and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable) of the Notes to be repurchased on such Fundamental Change Repurchase Date, then, with respect to the Notes that have been properly surrendered for repurchase and have not been validly withdrawn, (i) such Notes will cease to be outstanding, (ii) interest will cease to accrue on the principal amount of such Notes (whether or not book-entry transfer of the Notes has been made or whether or not the Notes have been delivered to the Trustee or Paying Agent) and the Accreted Principal Amount will cease to accrete and (iii) all other rights of the Holders of such Notes will terminate (other than the right to receive the Fundamental Change Repurchase Price and, to the extent not included in the Fundamental Change Repurchase Price, accrued and unpaid interest, if applicable).

(c)          Upon surrender of a Note that is to be repurchased in part pursuant to Section 15.02, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Note in an authorized denomination equal in principal amount to the unrepurchased portion of the Note surrendered.

(d)          For the avoidance of doubt, neither the Trustee nor the Paying Agent shall be responsible for determining any calculations in this Article 15.

Section 15.05. Covenant to Comply with Applicable Laws Upon Repurchase of Notes. In connection with any repurchase offer upon a Fundamental Change pursuant to this Article 15, the Company will, if required:

(a)          comply in all material respects with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable;

(b)          file a Schedule TO or any other required schedule under the Exchange Act; and

(c)          otherwise comply in all material respects with all federal and state securities laws in connection with any offer by the Company to repurchase the Notes;

in each case, so as to permit the rights and obligations under this Article 15 to be exercised in the time and in the manner specified in this Article 15.

However, to the extent that the obligations of the Company to offer to repurchase and to repurchase Notes pursuant to the provisions described above conflict with any law or regulation adopted after the date of this Indenture and that is applicable to the Company, the Company’s compliance with such law or regulation shall not be considered to be a default of those obligations.

Article 16
Redemption

Section 16.01. Special Mandatory Redemption.

(a)          If (x) the Escrow Agent has not received the Escrow Release Certificate, on or prior to the Escrow End Date or (y) the Company notifies the Escrow Agent and the Trustee in writing that the Refinery Purchase Agreement has been terminated in accordance with its terms (the non-receipt of such Escrow Release Certificate on or prior to the Escrow End Date or the delivery of such notice of termination is referred to as a “Special Mandatory Redemption Event”), then:

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(i)            the Notes shall be subject to a special mandatory redemption (a “Special Mandatory Redemption”) at a price equal to 100% of the Accreted Principal Amount thereof, plus accrued and unpaid interest to, but excluding the Special Mandatory Redemption Date, plus interest that would have accrued on the Notes from, and including, the Special Mandatory Redemption Date to, and including, the date that is nine (9) months after the Special Mandatory Redemption Date (unless the Special Mandatory Redemption Date falls after a Regular Record Date but on or prior to the immediately succeeding Interest Payment Date, in which case the Company shall pay on or, at its election, before, such Interest Payment Date, the full amount of accrued and unpaid interest to the Holders of record as of the close of business on such Regular Record Date, and the Special Mandatory Redemption Price will be equal to 100% of the Accreted Principal Amount thereof, plus interest that would have accrued on the Notes from, and including, such Interest Payment Date to, and including, the date that is nine (9) months after the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”); and

(ii)           the Escrow Agent shall, without the requirement of notice to or action by the Company, the Trustee or any other person, liquidate and release the Escrowed Funds (including investment earnings thereon and proceeds thereof) to the Trustee, to be applied towards the Special Mandatory Redemption Price.

(b)          Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than five (5) calendar days following such Special Mandatory Redemption Event) send (or cause to be sent) a notice of such Special Mandatory Redemption (such notice, the “Special Mandatory Redemption Notice” and the date of delivery for such Special Mandatory Redemption Notice, the “Special Redemption Notice Date”) to the Escrow Agent, the Trustee and Holders of the Notes. The Special Mandatory Redemption Notice shall inform Holders that the Notes shall be redeemed on the redemption date set forth in such Special Mandatory Redemption Notice (which shall be no earlier than 30 and no later than 45 Scheduled Trading Days from the date such notice is given (such date, the “Special Mandatory Redemption Date”)) and that all of the outstanding Notes will be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders. On the Business Day immediately preceding the Special Mandatory Redemption Date, the Company shall deposit with the Trustee funds sufficient, when taken together with the funds received by the Trustee from the Escrow Account, to pay the Special Mandatory Redemption Price, plus fees and expenses of the Trustee and the Escrow Agent. If such deposit is made as provided above, the Notes will cease to bear interest and the Accreted Principal Amount shall cease to accrete on and after the Special Mandatory Redemption Date. On the Special Mandatory Redemption Date, after deduction of the Trustee’s and Escrow Agent’s reasonable fees and expenses, if any, the Trustee shall pay to the Company any Escrowed Funds in excess of the amount necessary to effect the Special Mandatory Redemption.

(c)          The Company shall not increase the Conversion Rate for any Notes that are called for Special Mandatory Redemption and converted with a Conversion Date occurring during a Redemption Period as described in Section 14.01.

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Section 16.02. Optional Redemption. No sinking fund is provided for the Notes. Prior to October 6, 2024, the Notes shall not be redeemable at the Company’s option. On a Redemption Date occurring on or after October 6, 2024 and on or before the 30th Scheduled Trading Day before the Maturity Date, the Company may redeem (an “Optional Redemption”) for cash all or part of the Notes (subject to the Partial Redemption Limitation), at the Company’s option, at the Redemption Price, only if (1) if the Last Reported Sale Price of the Common Stock has been at least 130% of the Conversion Price then in effect for at least 20 Trading Days (whether or not consecutive), including the Trading Day immediately preceding the date on which the Company provides a Notice of Redemption during any 30 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date (the “Redemption Notice Date”) on which the Company provides the Notice of Redemption in accordance with Section 16.03; and (2) the Liquidity Conditions have been satisfied.

Section 16.03. Notice of Optional Redemption; Selection of Notes. (a) In case the Company exercises its Optional Redemption right to redeem all or, as the case may be, any part of the Notes pursuant to Section 16.02, it shall fix a date for redemption (each, a “Redemption Date”) and it or, at its written request received by the Trustee not less than five Business Days prior to the Redemption Notice Date (or such shorter period of time as may be acceptable to the Trustee), the Trustee, in the name of and at the expense of the Company, shall deliver or cause to be delivered a written notice of such Optional Redemption (a “Notice of Redemption”) (in all cases, the text of such Notice of Redemption shall be prepared by the Company) not less than 30 nor more than 45 Scheduled Trading Days prior to the Redemption Date to each Holder so to be redeemed in whole or in part; provided, however, that, if the Company shall give such notice, it shall also give written notice of the Redemption Date to the Trustee, the Conversion Agent (if other than the Trustee) and the Paying Agent (if other than the Trustee). In the case of any Optional Redemption in part, Holders of Notes not called for Optional Redemption will not be entitled to an increased Conversion Rate for such Notes in accordance with Section 14.03 and Section 16.03(c). The Redemption Date must be a Business Day.

(b)          The Notice of Redemption, if delivered in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such Notice of Redemption or any defect in the Notice of Redemption to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

(c)          Each Notice of Redemption shall specify:

(i)            the Redemption Date (which must be a Business Day);

(ii)           the Redemption Price;

(iii)          the Accreted Principal Amount;

(iv)          that on the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed, that interest on the principal amount of the Notes called for redemption, if any, shall cease to accrue on and after the Redemption Date and that the Accreted Principal Amount on the Notes called for redemption shall cease to accrete on and after the Redemption Date;

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(v)           the place or places where such Notes are to be surrendered for payment of the Redemption Price;

(vi)          that Holders may surrender their Notes for conversion at any time prior to the close of business on the second Scheduled Trading Day immediately preceding the Redemption Date;

(vii)         the procedures a converting Holder must follow to convert its Notes and the forms and amounts of consideration payable by the Company upon conversion;

(viii)        the Conversion Rate and, if applicable, the number of Additional Shares added to the Conversion Rate in accordance with Section 14.03;

(ix)           the CUSIP, ISIN or other similar numbers, if any, assigned to such Notes; and

(x)            in case any Note is to be redeemed in part only, the portion of the principal amount thereof to be redeemed and on and after the Redemption Date, upon surrender of such Note, a new Note in principal amount equal to the unredeemed portion thereof shall be issued, which principal amount must be $1,000 or a multiple thereof.

A Notice of Redemption shall be irrevocable.

(d)          If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are Global Notes, the Notes to be redeemed shall be selected by the Depositary in accordance with the applicable rules and procedures of the Depositary. If fewer than all of the outstanding Notes are to be redeemed and the Notes to be redeemed are not Global Notes, the Notes to be redeemed shall be selected by the Trustee pro rata. If any Note selected for partial redemption is submitted for conversion in part after such selection, the portion of the Note submitted for conversion shall be deemed (so far as may be possible) to be the portion selected for redemption, subject, in the case of Notes represented by a Global Note, to the Depositary’s applicable procedures. If fewer than all of the outstanding Notes are to be redeemed and the Holder of any Note (or any owner of a beneficial interest in any Global Note) is reasonably not able to determine, before the close of business on the 30th scheduled Trading Day immediately before the relevant Redemption Date, whether such Note or beneficial interest, as applicable, is to be redeemed pursuant to such redemption, then such Holder or owner, as applicable, will be entitled to convert such Note or beneficial interest, as applicable, at any time before the close of business on the second Scheduled Trading Day prior to such Redemption Date, unless the Company defaults in the payment of the Redemption Price pursuant to Section 14.01(b)(v), in which case such Holder or owner, as applicable, will be entitled to convert such Note or beneficial interest, as applicable, until the Redemption Price has been paid or duly provided for, and each such conversion will be deemed to be of a Note called for redemption. The Trustee shall not be obligated to make any determination in connection with the foregoing.

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Section 16.04. Payment of Notes Called for Redemption. (a) If any Notice of Redemption has been given in respect of the Notes in accordance with Section 16.03, the Notes shall become due and payable on the Redemption Date at the place or places stated in the Notice of Redemption and at the applicable Redemption Price. On presentation and surrender of the Notes at the place or places stated in the Notice of Redemption, the Notes shall be paid and redeemed by the Company at the applicable Redemption Price. From and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price or accrued and unpaid interest) such Notes shall cease to bear interest and the Accreted Principal Amount shall cease to accrete. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount and any premium shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes and the Accreted Principal Amount shall continue to accrete.

(b)          Prior to 11:00 a.m. New York City time on the Redemption Date, the Company shall deposit with the Paying Agent or, if the Company or a Subsidiary of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 7.05 an amount of cash (in immediately available funds if deposited on the Redemption Date), sufficient to pay the Redemption Price of all of the Notes to be redeemed on such Redemption Date. Subject to receipt of funds by the Paying Agent, payment for the Notes to be redeemed shall be made on the Redemption Date for such Notes. The Paying Agent shall, promptly after such payment and upon written demand by the Company, return to the Company any funds in excess of the Redemption Price.

Section 16.05. Restrictions on Redemption. No Notes may be redeemed on any date if the Accreted Principal Amount of the Notes has been accelerated in accordance with the terms of this Indenture, and such acceleration has not been rescinded, on or prior to the Redemption Date (except in the case of an acceleration resulting from a Default by the Company in the payment of the Redemption Price with respect to such Notes).

Section 16.06. Partial Redemption Limitation. If the Company elects to redeem fewer than all of the outstanding Notes in respect of any Optional Redemption, at least $50,000,000 aggregate principal amount of Notes must be outstanding and not subject to redemption as of the relevant Redemption Notice Date (such requirement, the “Partial Redemption Limitation”).

Article 17
Miscellaneous Provisions

Section 17.01. Provisions Binding on Company’s Successors. All the covenants, stipulations, promises and agreements of the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

Section 17.02. Official Acts by Successor Corporation. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation or other entity that shall at the time be the lawful sole successor of the Company.

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Section 17.03. Addresses for Notices, Etc. Any notice or demand that by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders on the Company shall be deemed to have been sufficiently given or made, for all purposes if given or served by overnight courier or by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Vertex Energy, Inc., 1331 Gemini St., Suite 250, Houston, Texas 77058, Attention: Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office or sent electronically in PDF format, whether by mail or electronically, upon actual receipt by the Trustee.

The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

Any notice or communication delivered or to be delivered to a Holder of Physical Notes shall be mailed to it by first class mail, postage prepaid, at its address as it appears on the Note Register and shall be sufficiently given to it if so mailed within the time prescribed. Any notice or communication delivered or to be delivered to a Holder of Global Notes shall be delivered in accordance with the applicable procedures of the Depositary and shall be sufficiently given to it if so delivered within the time prescribed. Notwithstanding any other provision of this Indenture or any Note, where this Indenture or any Note provides for notice of any event (including any Fundamental Change Company Notice) to a Holder of a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with the Depositary’s applicable procedures.

Failure to mail or deliver a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed or delivered, as the case may be, in the manner provided above, it is duly given, whether or not the addressee receives it.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 17.04. Governing Law; Jurisdiction. THIS INDENTURE AND EACH NOTE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS INDENTURE AND EACH NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company irrevocably consents and agrees, for the benefit of the Holders from time to time of the Notes and the Trustee, that any legal action, suit or proceeding against it with respect to obligations, liabilities or any other matter arising out of or in connection with this Indenture or the Notes may be brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and, until amounts due and to become due in respect of the Notes have been paid, hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in personam, generally and unconditionally with respect to any action, suit or proceeding for itself in respect of its properties, assets and revenues.

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The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Indenture brought in the courts of the State of New York or the courts of the United States located in the Borough of Manhattan, New York City, New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 17.05. Evidence of Compliance with Conditions Precedent; Certificates and Opinions of Counsel to Trustee. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that such action is permitted by the terms of this Indenture.

Each Officer’s Certificate and Opinion of Counsel provided for, by or on behalf of the Company in this Indenture and delivered to the Trustee with respect to compliance with this Indenture (other than the Officer’s Certificates provided for in Section 4.08) shall include (a) a statement that the person signing such certificate is familiar with the requested action and this Indenture; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statement contained in such certificate is based; (c) a statement that, in the judgment of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed judgment as to whether or not such action is permitted by this Indenture; and (d) a statement as to whether or not, in the judgment of such person, such action is permitted by this Indenture and that all conditions precedent to such action have been complied with; provided that no Opinion of Counsel shall be required to be delivered in connection with (1) the original issuance of Notes on the date hereof under this Indenture, or (2) a request by the Company that the Trustee deliver a notice to Holders under the Indenture where the Trustee receives an Officer’s Certificate with respect to such notice. With respect to matters of fact, an Opinion of Counsel may rely on an Officer’s Certificate or certificates of public officials.

Notwithstanding anything to the contrary in this Section 17.05, if any provision in this Indenture specifically provides that the Trustee shall or may receive an Opinion of Counsel in connection with any action to be taken by the Trustee or the Company hereunder, the Trustee shall be entitled to such Opinion of Counsel.

Section 17.06. Legal Holidays. In any case where any Interest Payment Date, any Fundamental Change Repurchase Date, any Redemption Date or the Maturity Date is not a Business Day, then any action to be taken on such date need not be taken on such date, but may be taken on the next succeeding Business Day with the same force and effect as if taken on such date, and no interest shall accrue in respect of the delay.

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Section 17.07. No Security Interest Created. Nothing in this Indenture or in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction.

Section 17.08. Benefits of Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the Holders, the parties hereto, any Paying Agent, any Conversion Agent, any Bid Solicitation Agent, any Custodian, any authenticating agent, any Note Registrar and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 17.09. Table of Contents, Headings, Etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 17.10. Authenticating Agent. The Trustee may appoint an authenticating agent that shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Section 2.04, Section 2.05, Section 2.06, Section 2.07, Section 10.04 and Section 15.04 as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes “by the Trustee” and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee’s certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as trustee hereunder pursuant to Section 7.08.

Any corporation or other entity into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation or other entity succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation or other entity is otherwise eligible under this Section 17.10, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation or other entity.

Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee may appoint a successor authenticating agent (which may be the Trustee), shall give written notice of such appointment to the Company and shall deliver notice of such appointment to all Holders.

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The Company agrees to pay to the authenticating agent from time to time reasonable compensation for its services although the Company may terminate the authenticating agent, if it determines such agent’s fees to be unreasonable.

The provisions of Section 7.02, Section 7.03, Section 7.04, Section 8.03 and this Section 17.10 shall be applicable to any authenticating agent.

If an authenticating agent is appointed pursuant to this Section 17.10, the Notes may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

_________________________,

as Authenticating Agent, certifies that this is one of the Notes described in the within-named Indenture.

By:______________________

 Authorized Signatory

Section 17.11. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, PDF or other electronic transmission shall constitute effective execution and delivery of this Indenture as to the other parties hereto shall be deemed to be their original signatures for all purposes.

All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any communication sent to Trustee hereunder that is required to be signed must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the Company)), in English. The Company agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 17.12. Severability. In the event any provision of this Indenture or in the Notes shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.

Section 17.13. Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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Section 17.14. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, epidemics, pandemics, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 17.15. Calculations. The Company shall be responsible for making all calculations called for under the Indenture and the Notes. These calculations include, but are not limited to, determinations of the Redemption Price, price of the Common Stock, Last Reported Sale Prices of the Common Stock, the Trading Price of the Notes for purposes of determining whether the Notes are convertible as described in this Indenture, the Daily VWAPs, the Daily Conversion Values, the Daily Settlement Amounts, the amount of Conversion Consideration deliverable in respect of any conversions, original issue discount, accrued interest payable on the Notes, accreted principal on the Notes, any Additional Interest payable on the Notes and the Conversion Rate and Conversion Price of the Notes and any adjustments to the Conversion Rate and the Conversion Price. The Company shall make all of these calculations in good faith and, absent manifest error, the Company’s calculations shall be final and binding on Holders of Notes. The Company shall provide a schedule of its calculations to each of the Trustee and the Conversion Agent, and each of the Trustee and Conversion Agent is entitled to rely conclusively upon the accuracy of the Company’s calculations without independent verification. The Company will forward its calculations to any Holder of Notes upon the written request of that Holder.

Section 17.16. USA PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

VERTEX ENERGY, INC.

By:	/s/ Chris Carlson
Name: Chris Carlson
Title: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as
Trustee

By:	/s/ Alejandro Hoyos
Name: Alejandro Hoyos
Title: Vice President

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EXHIBIT A

[FORM OF FACE OF NOTE]

[INCLUDE FOLLOWING LEGEND IF A GLOBAL NOTE]

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREUNDER IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE FOLLOWING LEGEND IF A RESTRICTED SECURITY]

[THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)          REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS (A) A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, OR (B) AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT (AN “ACCREDITED INVESTOR”), HAS SUFFICIENT KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE PURCHASE OF THIS SECURITY AND IS ABLE AND PREPARED TO BEAR THE ECONOMIC RISK OF INVESTING IN AND HOLDING THIS SECURITY, AND

(2)          AGREES FOR THE BENEFIT OF VERTEX ENERGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT:

(A)         TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR

(B)          PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

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(C)         TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR TO AN ACCREDITED INVESTOR THAT IS PURCHASING THIS SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR

(D)         PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER FOR THE COMPANY TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

NO AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF VERTEX ENERGY, INC. OR PERSON THAT HAS BEEN AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF VERTEX ENERGY, INC. DURING THE PRECEDING THREE MONTHS MAY PURCHASE, OTHERWISE ACQUIRE OR HOLD THIS SECURITY OR A BENEFICIAL INTEREST HEREIN.]

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Vertex Energy, Inc.

6.25% Convertible Senior Notes due 2027

No. [_______]	[Initially][2] $[_______] at maturity

CUSIP No. 92534K AA5

Vertex Energy, Inc., a corporation duly organized and validly existing under the laws of the State of Nevada (the “Company,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to [CEDE & CO.]1 [_______]2, or registered assigns, the principal sum [as set forth in the “Schedule of Exchanges of Notes” attached hereto]3 [of $[_______]]4, which amount, taken together with the principal amounts of all other outstanding Notes, shall not, unless permitted by the Indenture, exceed $155,000,000, in accordance with the rules and applicable procedures of the Depositary, on October 1, 2027, and interest thereon as set forth below.

The Accreted Principal Amount per $1,000 principal amount at maturity of the Notes will be determined by the Company in accordance with Exhibit B to the Indenture.

This Note shall bear interest at the rate of 6.25% per year on the aggregate principal amount at maturity from November 1, 2021, or from the most recent date to which interest has been paid or provided for to, but excluding, the next scheduled Interest Payment Date until October 1, 2027. Interest is payable semi-annually in arrears on each April 1 and October 1, commencing on April 1, 2022, to Holders of record at the close of business on the preceding March 15 and September 15 (whether or not such day is a Business Day), respectively. Additional Interest will be payable as set forth in Section 4.06(d) and Section 6.03 of the within-mentioned Indenture, and any reference to interest on, or in respect of, any Note therein shall be deemed to include Additional Interest if, in such context, Additional Interest is, was or would be payable pursuant to any of such Section 4.06(d) or Section 6.03, and any express mention of the payment of Additional Interest in any provision therein shall not be construed as excluding Additional Interest in those provisions thereof where such express mention is not made.

Any Defaulted Amounts shall accrue interest per annum at the rate borne by the Notes, subject to the enforceability thereof under applicable law, from, and including, the relevant payment date to, but excluding, the date on which such Defaulted Amounts shall have been paid by the Company, at its election, in accordance with Section 2.03(c) of the Indenture.

2 Include if a global note.

3 Include if a global note.

4 Include if a physical note.

5 Include if a global note.

6 Include if a physical note.

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The Company shall pay the Accreted Principal Amount of and interest on this Note, if and so long as such Note is a Global Note, in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Note. As provided in and subject to the provisions of the Indenture, the Company shall pay the Accreted Principal Amount of any Notes (other than Notes that are Global Notes) at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Note Registrar in respect of the Notes and its agency in the United States, as a place where Notes may be presented for payment or for registration of transfer and exchange.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, on the terms and subject to the limitations set forth in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note, and any claim, controversy or dispute arising under or related to this Note, shall be construed in accordance with and governed by the laws of the State of New York.

In the case of any conflict between this Note and the Indenture, the provisions of the Indenture shall control and govern.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed manually by the Trustee or a duly authorized authenticating agent under the Indenture.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed.

VERTEX ENERGY, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION

as Trustee, certifies that this is one of the Notes described in the within-named Indenture.

By:
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

Vertex Energy, Inc.
6.25% Convertible Senior Notes due 2027

This Note is one of a duly authorized issue of Notes of the Company, designated as its 6.25% Convertible Senior Notes due 2027 (the “Notes”), limited to the aggregate principal amount at maturity of $155,000,000, all issued under and pursuant to an Indenture dated as of November 1, 2021 (the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture. Capitalized terms used in this Note and not defined in this Note shall have the respective meanings set forth in the Indenture.

In case certain Events of Default shall have occurred and be continuing, the Accreted Principal Amount of, and interest on, all Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate principal amount at maturity of Notes then outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.

The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Notes as described therein. It is also provided in the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate principal amount at maturity of the Notes at the time outstanding may on behalf of the Holders of all of the Notes waive any past Default or Event of Default under the Indenture and its consequences.

Each Holder shall have the right to receive payment or delivery as described in the Indenture.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount at maturity and integral multiples thereof. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations, without payment of any service charge but, if required by the Company or Trustee, with payment of a sum sufficient to cover any transfer or similar tax that may be imposed in connection therewith as a result of the name of the Holder of the new Notes issued upon such exchange of Notes being different from the name of the Holder of the old Notes surrendered for such exchange.

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The Notes shall be redeemable at the Company’s option on or after October 6, 2024 in accordance with the terms and subject to the conditions specified in the Indenture. The Notes shall be subject to Special Mandatory Redemption by the Company under the circumstances described in the Indenture, in accordance with the terms and subject to the conditions specified in the Indenture. No sinking fund is provided for the Notes.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase for cash all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the second Scheduled Trading Day immediately preceding the Maturity Date, to convert any Notes or portion thereof that is $1,000 or an integral multiple thereof, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, as set forth in the Indenture at the Conversion Rate specified in the Indenture and as adjusted from time to time as provided in the Indenture.

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ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

A-109

SCHEDULE A7

SCHEDULE OF EXCHANGES OF NOTES

Vertex Energy, Inc.
6.25% Convertible Senior Notes due 2027

The initial principal amount of this Global Note is _________ DOLLARS ($[_________]). The following increases or decreases in this Global Note have been made:

Date of exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

7 Include if a global note.

A-110

Attachment 1

[FORM OF NOTICE OF CONVERSION]

To:	U.S. Bank National Association, as Trustee 8 Greenway Plaza, Suite 1100 Houston, Texas 77046 Attention: A. Hoyos (Vertex Energy, Inc. Administrator)

The undersigned registered owner of this Note hereby exercises the option to convert this Note, or the portion hereof (that is $1,000 principal amount at maturity or an integral multiple thereof) below designated, into, at the Company’s election, cash, shares of Common Stock or a combination of cash and shares of Common Stock, as applicable, in accordance with the terms of the Indenture referred to in this Note, and directs that any cash payable and any shares of Common Stock issuable and deliverable upon such conversion, together with any cash for any fractional share, and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If any shares of Common Stock or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all documentary, stamp or similar issue or transfer taxes, if any in accordance with Section 14.02(d) and Section 14.02(e) of the Indenture. Any amount required to be paid to the undersigned on account of interest accompanies this Note. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

Dated:

Signature(s)

Signature Guarantee

A-111

Fill in for registration of shares if to be issued, and Notes if to be delivered, other than to and in the name of the registered holder:

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal amount to be converted (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

A-112

Attachment 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To:	U.S. Bank National Association, as Trustee 8 Greenway Plaza, Suite 1100 Houston, Texas 77046 Attention: A. Hoyos (Vertex Energy, Inc. Administrator)

The undersigned registered owner of this Note hereby acknowledges receipt of a notice from Vertex Energy, Inc. (the “Company”) as to the occurrence of a Fundamental Change with respect to the Company and specifying the Fundamental Change Repurchase Date and requests and instructs the Company to pay to the registered holder hereof in accordance with Section 15.02 of the Indenture referred to in this Note (1) the entire Accreted Principal Amount of this Note, or the portion thereof (that is $1,000 principal amount at maturity or an integral multiple thereof) below designated, and (2) if such Fundamental Change Repurchase Date does not fall during the period after a Regular Record Date and on or prior to the corresponding Interest Payment Date, accrued and unpaid interest, if any, thereon to, but excluding, such Fundamental Change Repurchase Date. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture.

In the case of Physical Notes, the certificate numbers of the Notes to be repurchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number

Principal amount to be repurchased (if less than all): $______,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

A-113

Attachment 3

[FORM OF ASSIGNMENT AND TRANSFER]

For value received ____________________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Note, and hereby irrevocably constitutes and appoints _________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

In connection with any transfer of the within Note, the undersigned confirms that such Note is being transferred:

☐	To Vertex Energy, Inc. or a subsidiary thereof; or

☐	Pursuant to a registration statement that has become or been declared effective under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

☐	Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

A-114

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if Notes are to be delivered, other than to and in the name of the registered holder.

NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Note in every particular without alteration or enlargement or any change whatever.

A-115

EXHIBIT B

The following table sets forth the Accreted Principal Amount per $1,000 principal amount of Notes, expressed as a percentage of $1,000 principal amount of Notes, as of the specified dates during the period from the date of this Indenture through the Maturity Date.

Date	Accreted Principal Amount
	As Percentage of Par	Dollars
November 1, 2021	90.00%	$ 900.00
April 1, 2022	90.67%	$ 906.70
October 1, 2022	91.48%	$ 914.80
April 1, 2023	92.30%	$ 923.00
October 1, 2023	93.12%	$ 931.20
April 1, 2024	93.96%	$ 939.60
October 1, 2024	94.80%	$ 948.00
April 1, 2025	95.65%	$ 956.50
October 1, 2025	96.50%	$ 965.00
April 1, 2026	97.36%	$ 973.60
October 1, 2026	98.24%	$ 982.40
April 1, 2027	99.11%	$ 991.10
October 1, 2027	100.00%	$ 1,000.00

The Accreted Principal Amount for Notes between the dates listed above will include an amount reflecting the principal that has accreted as of such date since the immediately preceding date in the table at an accretion rate of 1.80% per annum. If any date where the Accreted Principal Amount must be determined for purposes of the Indenture is between two consecutive dates set forth above, the Accreted Principal Amount will be determined by a straight-line interpolation between the Accreted Principal Amount set forth for such two dates, based on a 365-day year. The Company will calculate the Accreted Principal Amount and shall deliver the Accreted Principal Amount to the Trustee upon request.

A-116

FORM OF PROXY

(SEE ATTACHED)

VERTEX ENERGY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – [__________], 2022 AT 10:00 AM HOUSTON TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Vertex Energy, Inc., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement (the “Proxy Statement”) of the Company, each dated on or around _______________, 2021, and hereby appoints Benjamin P. Cowart and Chris Carlson (the “Proxies”) or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Special Meeting of Stockholders of the Company, to be held on _________________, at 10 A.M. Houston time at the Company’s corporate offices: 1331 Gemini, Suite 250, Houston, Texas 77058, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/VTNR
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF VERTEX ENERGY, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2, BELOW

Proposal 1	FOR	AGAINST	ABSTAIN
To approve the issuance of shares of our common stock issuable from time to time, upon the conversion of our $155 million aggregate principal amount at maturity of our 6.25% Convertible Senior Notes due 2027, and accrued interest thereon (the “Convertible Senior Notes”), in accordance with the Nasdaq Listing Rules (the “Convertible Note Share Issuance Proposal”), pursuant to the terms of the Indenture setting forth the rights of such Convertible Senior Notes, and as described in greater detail in the proxy statement.	☐	☐	☐	CONTROL ID:
REQUEST ID:

Proposal 2	FOR	AGAINST	ABSTAIN
To approve an adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal to approve the Convertible Note Share Issuance Proposal.	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted for Proposals 1 and 2.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 202_.

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)